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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88373) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        /X/
                        POST-EFFECTIVE AMENDMENT NO. 15                      /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 17                             /X/

                               VANGUARD STAR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS REQUESTED THAT THIS FILING BECOME EFFECTIVE

            on April 10, 1996 pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1994 ON FEBRUARY 15, 1995.

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

                               VANGUARD STAR FUND

                             CROSS REFERENCE SHEET

  FORM N-1A
  ITEM NUMBER                                                  LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objectives; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Trustees and Officers; Management of
                                                               STAR Fund; Investment Management
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Shares; STAR's Share
                                                               Price; Dividends, Capital Gains,
                                                               Distributions and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling My Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

 FORM N-1A                                                    LOCATION IN STATEMENT
 ITEM NUMBER                                                   OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of STAR Fund; General
                                                               Information
   Item 13.   Investment Objective and Policies.............   Investment Limitations
   Item 14.   Management of the Fund........................   Management of STAR Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of STAR Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of STAR Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information; Financial
                                                               Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

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[VANGUARD STAR PORTFOLIO LOGO]
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PROSPECTUS -- APRIL 10, 1996

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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT - 1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT - 1-800-662-2739 (CREW)
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INVESTMENT
OBJECTIVE AND
POLICIES Vanguard STAR Fund (the "Fund") is an open-end non-diversified investment company which seeks to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus. The Fund consists of six portfolios; however this prospectus relates only to the STAR Portfolio. The Star Portfolio invests in a diversified portfolio of ten mutual funds
                      (the "Vanguard Funds"), all of which are members of The Vanguard Group of Investment Companies. The STAR Portfolio will invest 60% to 70% of its assets in seven Vanguard Funds which invest primarily in equity securities, and 30% to 40% of its assets in three Vanguard Funds which invest primarily in fixed-income securities. There is no assurance that the STAR Portfolio will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------
OPENING AN
ACCOUNT The STAR Portfolio is designed primarily for tax-advantaged retirement accounts and other long-term investment savings. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). If you are establishing an investment account outside a Vanguard-sponsored retirement plan, complete the Account Registration Form. If you need assistance in completing these forms, please call the Investor Information Department. The minimum initial investment is $500 for all accounts.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the STAR Portfolio before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about Vanguard STAR Fund has been filed with the Securities and Exchange
                      Commission. This Statement is dated April 10, 1995 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

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TABLE OF CONTENTS

                                    Page                                      Page                                       Page
Portfolio Expenses ................  2     Investment Limitations ............ 14     SHAREHOLDER GUIDE
Financial Highlights ..............  3     Management of the Portfolio ....... 15     Opening an Account and
Yield and Total Return ............  4     Investment Management ............. 17       Purchasing Shares ............... 27
          FUND INFORMATION                 Performance Record ................ 23     When Your Account Will
Investment Objective ..............  4     Dividends, Capital Gains                     Be Credited ..................... 30
Investment Policies ...............  5      and Taxes ........................ 23     Selling Your Shares ............... 31
Investment Risks ..................  6     Share Price of the Portfolio ...... 25     Exchanging Your Shares ............ 33
Who Should Invest .................  8     General Information ............... 25     Important Information about
Implementation of Policies ........  9                                                  Telephone Transactions .......... 34
                                                                                      Transferring Registration ......... 34
                                                                                      Other Vanguard Services ........... 35

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

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

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the STAR Portfolio. The expenses and fees set forth in the table are for the 1994 fiscal year.

                                                     SHAREHOLDER TRANSACTION EXPENSES
                           ------------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases...............................                None
                           Sales Load Imposed on Reinvested Dividends....................                None
                           Redemption Fees...............................................                None
                           Exchange Fees.................................................                None

                                                      ANNUAL FUND OPERATING EXPENSES
                           ------------------------------------------------------------------------------------
                           Management & Administrative Expenses..........................                None
                           Investment Advisory Fees......................................                None
                           12b-1 Fees....................................................                None
                           Other Expenses
                             Distribution Costs..........................................      None
                             Miscellaneous Expenses......................................      None
                                                                                              -----
                           Total Other Expenses..........................................                None
                                                                                                        -----
                                    TOTAL OPERATING EXPENSES.............................                NONE
                                                                                                        =====

                      The STAR Portfolio did not incur any expenses in fiscal year 1994, and has not incurred any operating expenses since its inception in 1985. However, while the STAR Portfolio is expected to operate without expenses, shareholders in the STAR Portfolio bear indirectly the expenses of the underlying Vanguard Funds in which the STAR Portfolio invests. The following chart provides the expense ratio for each of the underlying investments of the Portfolio for its 1994 fiscal year as well as the percentage of the STAR Portfolio's net assets invested in each Fund as of December 31, 1994:

                                                                                                  PERCENTAGE
                                                                                     EXPENSE    OF PORTFOLIO'S
                                                                                      RATIO       NET ASSETS
                                                                                     --------   --------------
                           Vanguard/Windsor Fund...................................    0.45%            7%
                           Vanguard/Windsor II.....................................    0.39            42
                           Vanguard Explorer Fund..................................    0.70             2
                           Vanguard/Morgan Growth Fund.............................    0.50             3
                           GNMA Portfolio..........................................    0.30            13
                           Long-Term Corporate Portfolio...........................    0.32            12
                           Prime Portfolio.........................................    0.32            13
                           Vanguard/PRIMECAP Fund..................................    0.64             3
                           Vanguard U.S. Growth Portfolio..........................    0.52             5
                                                                                                     ----
                                                                                                      100%

                      Based on these figures, the average weighted expense ratio for the STAR Portfolio's underlying investments on December 31, 1994 was .39 of 1%. This figure is only an approximation of the Portfolio's underlying expense ratio, since the assets of the Portfolio invested in each of the underlying Funds change daily.

                      Using an expense ratio of .39% for the STAR Portfolio's underlying funds, the following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and

                      (2) redemption at the end of each period. As noted in the table showing shareholder transaction expenses, the Portfolio charges no redemption fees of any kind.


                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
                        ------        -------       -------       --------
                          $4            $13           $22            $49

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights, insofar as they relate to each of the five years in the period ended December 31, 1994, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the STAR Portfolio's financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Portfolio's 1994 Annual
                      Report to Shareholders. For a more complete discussion of the Portfolio's performance, please see the Fund's 1994
                      Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                                                                      MARCH 29+,
                                                               YEAR ENDED DECEMBER 31,                                    TO
                                    ------------------------------------------------------------------------------     DEC. 31,
                                    1994      1993     1992     1991     1990      1989     1988     1987     1986       1985
    --------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD............  $13.41    $12.89   $12.30   $10.73   $12.05    $11.12   $ 9.98   $11.34   $11.45     $10.00
                                   ------    ------   ------   ------   ------    ------   ------   ------   ------     ------
INVESTMENT OPERATIONS
  Income Distributions
    Received.....................     .53       .47      .51      .62      .73       .84      .64      .72      .62        .66
  Capital Gain Distributions
    Received.....................     .26       .36      .18      .35      .18       .34      .16      .59      .53        .27
                                   ------    ------   ------   ------   ------    ------   ------   ------   ------     ------
  Total Distributions Received...     .79       .83      .69      .97      .91      1.18      .80     1.31     1.15        .93
  Net Realized and Unrealized
    Gain (Loss) on Investments...    (.82)      .56      .59     1.59    (1.34)      .90     1.06    (1.07)     .31        .57
                                   ------    ------   ------   ------   ------    ------   ------   ------   ------     ------
    TOTAL FROM INVESTMENT
      OPERATIONS.................    (.03)     1.39     1.28     2.56     (.43)     2.08     1.86      .24     1.46       1.50
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends From Net
    Investment Income............    (.52)     (.47)    (.51)    (.62)    (.73)     (.77)    (.69)    (.85)    (.86)      (.05)
  Distributions From Realized
    Capital Gains................    (.25)     (.40)    (.18)    (.37)    (.16)     (.38)    (.03)    (.75)    (.71)        --
                                   ------    ------   ------   ------   ------    ------   ------   ------   ------     ------
    TOTAL DISTRIBUTIONS..........    (.77)     (.87)    (.69)    (.99)    (.89)    (1.15)    (.72)   (1.60)   (1.57)      (.05)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $12.61    $13.41   $12.89   $12.30   $10.73    $12.05   $11.12   $ 9.98   $11.34     $11.45
==============================================================================================================================
TOTAL RETURN(1)..................   (0.21)%   10.88%   10.51%   24.18%   (3.62)%   18.80%   19.04%    1.66%   13.93%     15.04%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)..............  $3,766    $3,628   $2,489   $1,574   $1,038      $949     $681     $567     $455       $113
Ratio of Expenses to Average
  Net Assets.....................       0%        0%       0%       0%       0%        0%       0%       0%       0%         0%
Ratio of Net Investment Income to
  Average Net Assets.............    4.01%     3.67%    4.36%    5.48%    6.65%     6.42%    5.87%    6.08%    5.44%      7.04%*
Portfolio Turnover Rate..........       9%        3%       3%      11%      12%        7%      21%      17%       0%         0%
 * Annualized.
 + Commencement of operations.
(1)  Not Annualized.
------------------------------------------------------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the STAR Portfolio may advertise its
                      yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten- year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE STAR PORTFOLIO
SEEKS TO MAXIMIZE
TOTAL INVESTMENT
RETURN The objective of the STAR Portfolio is to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus. The Portfolio invests in a diversified portfolio of ten mutual funds (the "Vanguard Funds"), all of which are members of The Vanguard Group of Investment Companies. There is no assurance that the Portfolio will achieve its stated objective.

                      This investment objective is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE STAR PORTFOLIO
INVESTS IN A
DIVERSIFIED PORTFOLIO
OF VANGUARD FUNDS     The Portfolio will invest 60% to 70% of its assets in
                      seven Vanguard Funds which invest primarily in equity securities and 30% to 40% of its assets in three Vanguard
                      Funds which invest primarily in fixed-income securities.
                      The following table shows how the Portfolio's assets are divided among the ten Vanguard Funds:

                                                PERCENTAGE
                             INVESTMENT          OF STAR'S                  VANGUARD
                              CATEGORY          NET ASSETS                    FUNDS
                        --------------------    ----------       -------------------------------



                        Equity Funds               60-70%        Vanguard/Windsor Fund
                                                                 Vanguard/Windsor II
                                                                 Vanguard Explorer Fund
                                                                 Vanguard/Morgan Growth Fund
                                                                 Vanguard U.S. Growth Portfolio
                                                                 Vanguard/PRIMECAP Fund
                                                                 500 Portfolio
                        Fixed Income Funds
                          Bond Funds               20-30%        GNMA Portfolio
                                                                 Long-Term Corporate Portfolio
                        Money Market Fund          10-20%        Prime Portfolio

                      As investments for the Portfolio, the Fund's Trustees have chosen Vanguard/ Windsor Fund, Vanguard/Windsor II, Vanguard Explorer Fund, Vanguard/Morgan Growth Fund, the Vanguard U.S. Growth Portfolio of Vanguard World Fund, Inc. ("Vanguard U.S. Growth Portfolio"), Vanguard/PRIMECAP Fund, Inc. ("Vanguard/PRIMECAP"), the 500 Portfolio of Vanguard Index Trust ("500 Portfolio"), the GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund, and the Prime Portfolio of Vanguard Money Market Reserves. The 500 Portfolio will be used as an additional investment for the Portfolio only if it is needed for the Equity component. Therefore, if the Fund's holdings in all other equity funds reaches the 10% limitation on holdings of underlying Vanguard Funds (as described on page 6), the Portfolio will begin to purchase shares in the 500 Portfolio. The additions to the Portfolio's Equity component, the Vanguard U.S. Growth Portfolio, Vanguard/PRIMECAP and the 500 Portfolio, are not considered Aggressive Growth funds. The selection of the Vanguard Funds in which the Portfolio will invest, as well as the maximum and minimum amounts of the Portfolio's assets which can be invested in each Fund, are fundamental policies and so cannot be changed without the approval of a majority of the Portfolio's shareholders. See "Implementation of Policies" for a description of the ten Vanguard Funds in which the Portfolio invests.

THE PORTFOLIO HOLDS
A STEADY BALANCE OF
STOCKS, BONDS AND
CASH RESERVES         The allocation of the Portfolio's assets among the
                      Vanguard Funds will be made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, within the percentage ranges set forth in the table above.
                      The ranges specified for the Portfolio's investments in the underlying Funds are narrow and permit little variation in the Portfolio's investment program. It is expected that the Portfolio's allocation of investments between the "investment categories" listed above will be quite constant.

                      Since inception on March 29, 1985, the STAR Portfolio has maintained fixed allocation targets for its investments in equity (stock), bond and money market funds. The Portfolio's investment in equity funds has been targeted at 62.5% of assets, the Portfolio's investment in bond funds has been targeted at 25% of assets, and the Portfolio's investment in the money market fund at 12.5% of assets. This policy reflects the Board of Trustees' belief that holding relatively steady proportions of stocks, bonds and money market instruments is more likely to provide favorable long-term investment returns, with moderate risk, than frequently rebalancing the Portfolio's investment holdings based on short-term events.

                      The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolio maintains a consistent investment approach in pursuit of its objective. Of course, due to the limits set on the Fund's investments, the STAR Portfolio does not have the same flexibility to maximize total return as a mutual fund that is not so constrained in periods when a greater commitment to stocks or to fixed-income securities would provide a higher total investment return.

                      From time to time, the Portfolio's investments in the underlying Vanguard Funds may be limited by several factors. First, Vanguard STAR Fund is not permitted to purchase more than 10% of the outstanding shares of an individual Vanguard Fund. The STAR Portfolio has been limited at certain times from purchasing additional shares of Vanguard Explorer Fund (and of its predecessors, Explorer Fund and Explorer II) because of the 10% limitation. Second, the Board of Trustees of any of the underlying Vanguard Funds may impose limits on additional investments in a particular Fund. For example, restrictions on additional investments in Vanguard/Windsor Fund imposed by its Board of Trustees have limited the Portfolio's investment in that Fund. From December 5, 1985 to May 23, 1988, the Fund was unable to purchase additional shares of Vanguard/Windsor Fund. After May 23, 1988, the Portfolio was permitted to purchase an additional $50 million in shares of Vanguard/Windsor Fund. Additional restrictions on purchases of Vanguard/PRIMECAP Fund were placed in effect on March 7, 1995.

                      See "Implementation of Policies" for a description of other investment practices of the STAR Portfolio.
--------------------------------------------------------------------------------

INVESTMENT RISKS      Like any investment program, an investment in the STAR
                      Portfolio entails certain risks. The Portfolio invests in common stock funds and fixed-income funds and is therefore subject to stock market risk, bond market risk and inflation risk.

MARKET RISK --
STOCKS
                      As a mutual fund investing a little more than 60% of its assets in common stocks, The Portfolio is subject to stock market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                               AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                            OVER VARIOUS TIME HORIZONS
                                         1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                         ------     -------     --------     --------
                              Best       +53.9 %     +23.9%       +20.1%       +16.9%
                              Worst      -43.3       -12.5        - 0.9        + 3.1
                              Average    +12.2       +10.2        +10.7        +10.7

                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1994. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and interim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many investors to recover their losses (assuming dividends were reinvested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK --
BONDS The bond market is typically less risky than the stock market, although there have been times when some bonds were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide. Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its maturity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices generally rise.

                      From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Portfolio, with its balance of common stock, bond and money market investments, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclusively in common stocks.

INFLATION RISK        Like market risk, inflation represents a significant
                      threat to even a well-diversified portfolio because inflation erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged 3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks.
                      For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

                      The Portfolio is concentrated in investment companies in The Vanguard Group, so investors should be aware that the Portfolio's performance is directly related to the investment performance of the Vanguard Funds in which it invests. First, changes in the net asset values of the underlying Vanguard Funds affect the Portfolio's net asset value. Second, over the long-term, the Portfolio's ability to meet its investment objective depends on the underlying Vanguard Funds meeting their investment objectives.

INVESTORS ARE
EXPOSED TO
MANAGER RISK          The investment advisers manage the underlying Vanguard
                      Funds (except for the 500 Portfolio) according to the
                      traditional methods of "active" investment management,
                      which involve the buying and selling of securities based
                      upon economics, financial and market analysis and
                      investment judgement. Manager risk refers to the
                      possibility that each Fund's investment adviser may
                      fail to execute the Fund's investment strategy
                      effectively. As a result, the Fund may fail to achieve
                      its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING
A BALANCED
RETIREMENT
INVESTMENT PROGRAM    The STAR Portfolio is designed primarily for investors
                      planning for future retirement through investments in certain tax-advantaged accounts. Because of the risks associated with common stock and bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements.
                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The
                      Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.
                      The Portfolio seeks to provide such individuals with a diversified investment program consisting of Vanguard
                      Funds which may invest in equity and fixed-income securities. As the Portfolio invests a significant portion of its portfolio (60% to 70% of assets) in mutual funds investing primarily in equity securities, which Vanguard's management believes to offer the best potential for high long-term rewards, investors should consider their investment in the Portfolio as a long-term investment.

                      The STAR Portfolio may be especially suitable for tax-advantaged retirement accounts, including: Individual Retirement Accounts (IRAs), Simplified Employee Plans
                      (SEPs), 403(b)(7) tax-sheltered retirement plans for employees of non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans. While the Portfolio is specifically designed for tax-advantaged retirement accounts, shares may also be purchased by investors for other long-term investment savings purposes.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Vanguard Funds in which the STAR Portfolio may invest, as well as certain other investment practices of the Portfolio, are described below. Investors desiring more information on a Vanguard Fund described below should call
                      Vanguard's Investor Information Department
                      (1-800-662-7447) for the Fund's prospectus.

THE PORTFOLIO INVESTS
IN THREE GROWTH AND
INCOME STOCK FUNDS    Vanguard/Windsor Funds, consisting of Vanguard/Windsor
                      Fund and Vanguard/ Windsor II, and the 500 Portfolio are growth and income mutual funds. All three Funds seek to provide long-term growth of income and capital and, as a secondary objective, to provide current income. The
                      Vanguard/Windsor Funds have different investment advisers and advisory fee structures. Although Vanguard/Windsor
                      Fund and Vanguard/ Windsor II invest primarily in common stocks, either Fund may invest in fixed-income securities and preferred stocks when, in the judgment of the Fund's investment adviser, economic and market conditions make such a course desirable.

                      VANGUARD/WINDSOR FUND'S stocks are selected principally on the basis of fundamental economic value. Key to the valuation process is the relationship of a company's earning power and dividend payout to the market price of its stock. Vanguard/Windsor Fund's holdings are usually characterized by relatively low price-earnings ratios and above-average dividend payout yields, and are deemed by the investment adviser at the time of purchase to be overlooked or undervalued by the market in general.

                      VANGUARD/WINDSOR II emphasizes income-producing stocks which the investment adviser believes to be undervalued by the market at the time of purchase. Generally, these securities are characterized by below-average price-earnings ratios relative to the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index. Stocks are selected with greater emphasis on statistical measures of current value (such as low price-earnings and low price-to-book value ratios) than on forecasts of future earnings. If a stock has reached a fully valued position as determined by the adviser, ordinarily the stock will be sold regardless of the time it has been held and replaced with securities that are considered undervalued.

                      The 500 PORTFOLIO is one of six Portfolios of Vanguard Index Trust, an open-end diversified investment company. The 500 Portfolio is an "index fund" which seeks to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks. The 500 Portfolio attempts to duplicate the investment results of the S&P 500 by holding all 500 stocks in approximately the same proportions as they are represented in the S&P 500.

                      The 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the S&P 500 through statistical procedures. The 500 Portfolio pays no advisory fees. All index matching services are provided to the 500 Portfolio on an at-cost basis by the Core Management Group of The Vanguard Group, Inc.

THE PORTFOLIO INVESTS
IN THREE GROWTH FUNDS
AND ONE AGGRESSIVE
GROWTH STOCK FUND     Vanguard/Morgan Growth Fund, the Vanguard U.S. Growth
                      Portfolio and Vanguard/PRIMECAP Fund are growth stock funds, and Vanguard Explorer Fund is an aggressive growth stock fund. Each Fund seeks to provide long-term growth of capital, with dividend income expected to be incidental to this objective. Each Fund generally invests in a diversified portfolio of common stocks but may also, from time to time, hold securities that are convertible into common stocks. (Vanguard Explorer Fund may also invest in foreign and restricted securities to a limited extent, although it has no present plans to do so.)

                      VANGUARD/MORGAN GROWTH FUND invests primarily in the equity securities of growth companies. The Fund is expected to invest a majority of its assets in "established growth companies" -- i.e., larger capitalization firms that have generally exhibited above-average rates of growth in sales and earnings over an extended period. Vanguard/Morgan Growth Fund may also invest in "emerging growth companies," expanding firms with generally smaller stock market capitalizations. Finally, the Fund may hold investments in "cyclical growth and other companies." These are firms which, while they may not have a history of stable long-term growth, are nonetheless expected to represent attractive investments.

                      Vanguard/Morgan Growth Fund's assets are managed by three unaffiliated investment advisers and by Vanguard's Core Management Group. Each adviser independently chooses common stock investments for the Fund. Wellington Management Company, which is currently responsible for approximately 40% of Vanguard/ Morgan Growth Fund's equity investments, utilizes traditional methods of securities valuation, including fundamental company research and relative valuation techniques, in selecting growth stocks for the Fund. In contrast, Franklin Portfolio Associates Trust and Husic Capital Management, which are each responsible for approximately 33% and 13%, respectively, of Vanguard/Morgan Growth Fund's equity investments, are "quantitative" investment managers. They utilize computerized techniques designed to track -- and, if possible, outperform -- the returns of a specific standard, the Growth Fund Stock Index. The Growth Fund Stock Index, a benchmark calculated by Morningstar, Inc. (an independent company which provides mutual fund statistics), is a measure of the composite performance of the common stock holdings of the 50 largest growth mutual funds.

                      The VANGUARD U.S. GROWTH PORTFOLIO is one of two Portfolios of Vanguard World Fund, an open-end diversified investment company. The Vanguard U.S. Growth Portfolio, which invests in equity securities of companies based in the United States, seeks to provide long-term capital appreciation. Dividend income is incidental to this objective. The Vanguard U.S. Growth Portfolio seeks to achieve this objective by investing chiefly in equity securities, including common stocks and securities, convertible into common stocks, which offer favorable prospects for capital growth but little current income.

                      The Vanguard U.S. Growth Portfolio invests primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. In selecting securities for the Vanguard U.S. Growth Portfolio, Lincoln Capital Management ("Lincoln") its investment adviser, emphasizes common stocks of high-quality, established growth companies. Such companies tend to have exceptional growth records, strong market positions, reasonable financial strength, and relatively low sensitivity to changing economic conditions. Lincoln seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth.

                      VANGUARD/PRIMECAP FUND is an open-end diversified investment company that seeks to provide long-term growth of capital by investing principally in common stocks. Dividend income is incidental to this objective. Vanguard/PRIMECAP selects stocks primarily on the basis of above-average earnings growth potential and quality of management. Vanguard/PRIMECAP will invest primarily in common stocks which offer favorable prospects for capital growth but which generally provide little current income.

                      Common stocks are selected for Vanguard/PRIMECAP on the basis of several fundamental factors, including above-average growth in corporate earnings, consistency of earnings growth, and earnings quality. These factors for a particular security are evaluated in relationship to stocks in general (as measured, for example, by the Standard & Poor's 500 Composite Stock Price Index) and to the individual stock's current market price. Companies with cyclically depressed earnings may also be considered as investments for Vanguard/PRIMECAP if, in the opinion of Vanguard/PRIMECAP's investment adviser, such securities are likely to provide above-average growth in earnings in the future.

                      Securities purchased by VANGUARD EXPLORER FUND may be issued by small or unseasoned companies with speculative risk characteristics. Such securities ordinarily pay negligible dividends, if any, and trade in established over-the-counter markets. The median market capitalization of the companies included in Vanguard Explorer Fund is expected to range from $100 million to $400 million. By comparison, for companies included in the Russell 2000 Small Company Index, a benchmark of the market for small company stocks, the average stock market capitalization is approximately $360 million. Also, for companies in the Standard & Poor's 500 Composite Stock Price Index, a widely-used measure of the broad stock market, the average capitalization is approximately $13.3 billion.

THE PORTFOLIO INVESTS
IN TWO BOND FUNDS     Both the GNMA and Long-Term Corporate Portfolios of
                      Vanguard Fixed Income Securities Fund are bond funds, which seek to provide a high and stable level of dividend income by investing in fixed-income securities. The two
                      Portfolios have distinct investment policies.

                      Under normal circumstances, the GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA") securities, which offer the combined benefits of a U.S. Government guarantee of timely payment of interest and principal and yields that usually exceed those of comparable U.S. Treasury securities.

                      GNMA certificates are mortgage-backed securities representing proportionate ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

                      As mortgage-backed securities, GNMA certificates differ from ordinary corporate or government bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to holders of the certificates (such as the Portfolio). Upon receipt, principal payments are used by the GNMA Portfolio to purchase additional GNMA certificates or other U.S. Government guaranteed securities.

                      The GNMA Portfolio is exposed to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are likely to refinance their home mortgages, which causes the principal on GNMA certificates held by the GNMA Portfolio to be "prepaid" earlier than expected. The GNMA must then reinvest the unanticipated principal in new GNMA certificates, which reduces the income earned by the GNMA Portfolio.

                      Besides investing in GNMA certificates, the GNMA Portfolio may invest up to 15% of its net assets in restricted securities (securities which are not freely marketable or which are subject to restrictions on sale under the Securities Act of 1933).

                      The LONG-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade corporate bonds. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A, or BBB). At least 80% of the Portfolio's assets will be invested in straight debt securities, and at least 70% of the Portfolio's assets will be rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium-grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

THE PORTFOLIO INVESTS
IN ONE MONEY
MARKET FUND           The PRIME PORTFOLIO of Vanguard Money Market Reserves is a
                      money market fund, and so seeks to provide the maximum current income that is consistent with the preservation of capital and liquidity. The Prime Portfolio also seeks to maintain a constant net asset value (price) of $1.00 per share. Although the Prime Portfolio invests in high-quality instruments, an investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a constant net asset value of $1.00 per share.

                      The Prime Portfolio invests in the following money market instruments:

                      (a) Negotiable certificates of deposit and bankers'
                          acceptances of U.S. banks having total assets in excess of $1 billion.
                      (b) Commercial paper (including variable amount master
                          demand notes) rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an outstanding debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.
                      (c) Short-term corporate debt obligations rated Aa3 or
                          better by Moody's or AA- or better by Standard &
                          Poor's.
                      (d) Eurodollar and Yankee bank obligations.
                      (e) U.S. Treasury obligations, including bills, notes,
                          bonds and other debt obligations issued by the U.S. Treasury, as well as securities issued or guaranteed by agencies or instrumentalities of the U.S.
                          Government, state and municipal governments.
                      (f) Repurchase agreements that are collateralized by
                          securities described in (a) through (e) above.

                      In addition, up to 10% of the Prime Portfolio's assets may be invested in certain commercial paper, which is not freely marketable or which is subject to restrictions on sale under the Securities Act of 1933.

THE PORTFOLIO AND EACH
UNDERLYING FUND MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES            The STAR Portfolio and each of its underlying Vanguard
                      Funds are authorized to invest temporarily in certain short-term fixed income securities for defensive purposes.
                      Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Each of the Portfolio's underlying Vanguard
                      Funds may also invest in such securities to take a temporarily defensive position against potential stock or bond market declines. These securities include:
                      obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

SOME OF THE VANGUARD
FUNDS MAY INVEST IN
FUTURES CONTRACTS AND
OPTIONS The Portfolio's underlying equity and bond mutual funds (but not the Portfolio itself ) may invest in futures contracts and options to a limited extent. Specifically, the Portfolio's seven equity funds -- Vanguard/Windsor Fund, Vanguard/Windsor II, the 500 Portfolio, Vanguard/Morgan Growth Fund, the Vanguard U.S. Growth Portfolio, Vanguard/PRIMECAP Fund and Vanguard Explorer Fund -- may invest in equity futures contracts and options, while the Portfolio's two fixed-income funds -- the GNMA and Long-Term Corporate
                      Portfolios -- may invest in bond futures contracts and options. The Portfolio's money market fund, the Prime Portfolio, and the Portfolio itself are not permitted to invest in futures contracts or options.

                      Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. While futures contracts and options can be used as leveraged instruments, a Fund may not use futures contracts or options transactions to leverage its assets.

                      The underlying Vanguard Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and options by the underlying Funds are: (i) imperfect correlation between the change in market value of securities held by a Fund and the prices of futures contracts and options; and
                      (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Additionally, investments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                      The underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures contract deposit. In addition the underlying Funds may enter into futures contracts and options transactions to the extent that not more than 20% of their respective assets are committed to such contracts or transactions.

EACH OF THE PORTFOLIO'S
FUNDS MAY LEND ITS
SECURITIES            Each of the Portfolio's underlying Funds, except Prime,
                      (and not the Portfolio itself) may lend its investment securities to qualified institutional investors for the short-term purpose of realizing additional net investment income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS EXPECTED
TO BE LOW             The Portfolio's portfolio turnover rate is not expected to exceed 25% annually. A portfolio turnover rate of 25%
                      would occur if one quarter of the Portfolio's investments
                      were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Portfolio shares; (ii) on those occasions when they
                      deem that market conditions warrant a change in the
                      percentage of the Portfolio's assets invested in each of
                      the underlying Vanguard Funds; and (iii) to maintain or
                      modify the allocation of the Portfolio's assets between
                      the underlying Vanguard Funds in which the Portfolio
                      invests within the percentage limits described under
                      "Investment Policies."
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS           The Fund has adopted the following fundamental limitations on its investment practices. Specifically, the STAR
                      Portfolio will not:

THE FUND HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           (a) borrow money except from banks for temporary or
                          emergency purposes, and then only in an amount not in excess of 5% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;

                      (b) invest more than 25% of its assets in any one
                          industry, except for investment companies which are members of The Vanguard Group of Investment Companies; and
                      (c) under the terms of an Exemptive Order issued by the
                          Securities and Exchange Commission ("Commission") on February 7, 1985, Vanguard STAR Fund may not acquire more than 10% of the outstanding voting securities of any underlying Vanguard Fund unless and until the Commission issues a further Order increasing this limit. If the Fund reaches such a limit with any underlying Vanguard Fund, the Trustees will have to determine whether to apply to the Commission to increase the limit, stop sales of shares of the STAR Portfolio, recommend that shareholders change the allocation limits on the STAR Portfolio's assets, or take other suitable steps (providing, however, that the STAR Portfolio will not be required to redeem underlying Vanguard Fund shares if redemptions or other changes in an underlying Fund cause Vanguard STAR Fund to hold more than 10% of the shares of such underlying Fund).

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

                      NOTICE TO OHIO INVESTORS. Vanguard STAR Fund does not meet the requirements of Ohio Administrative Rule 1301:6-3-09G in that it may invest more than 25% of its assets in a single issuer. However, the Portfolio invests only in Vanguard-sponsored mutual funds which, in turn, are prohibited from investing more than 5% of their total assets in the securities of any single issuer and may not purchase more than 10% of the outstanding voting securities of any issuer.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE PORTFOLIO

THE OFFICERS MANAGE
THE PORTFOLIO'S
OPERATIONS            The Officers of the Fund manage its day-to-day operations.
                      The Officers are directly responsible to the Fund's Board of Trustees. The Trustees, who are elected by the Fund's shareholders, determine how the assets of the Portfolio should be invested among the Vanguard Funds, set general policies for the Portfolio and choose its Officers. The
                      Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The Vanguard Group, Inc.
                      ("Vanguard"). The Trustees each serve as Directors of The
                      Vanguard Group, Inc. and most of the Funds within the Group. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securities and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Fund and the underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to Vanguard STAR Fund and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Fund could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

VANGUARD
ADMINISTERS AND
DISTRIBUTES THE
PORTFOLIO             The Fund has entered into a Special Servicing Agreement
                      (the "Agreement") with The Vanguard Group, Inc.
                      ("Vanguard") under which Vanguard will provide all management, administrative and distribution services to the Fund. Vanguard is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The
                      Vanguard Group of Investment Companies. The Vanguard Funds offer more than 80 distinct investment portfolios with total assets in excess of $130 billion. Vanguard provides the Fund and other Funds in the Group with corporate management, administrative and distribution services
                      (similar to those provided to Fund) on an at-cost basis.
                      As a result of Vanguard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Special Servicing Agreement provides that Vanguard STAR Fund will pay for services to be rendered to the Fund by Vanguard on an "out of pocket" basis. The Fund will also bear the expenses of services provided by other parties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by the Fund to the cost of operating the underlying Vanguard Funds the Fund invests in and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Fund's contributions to Vanguard represent revenues Vanguard receives because the Fund bears its pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Fund result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Fund (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated Portfolio's investment program by investing directly in the underlying Funds).

                      Although such cost savings are not certain, the Trustees believe that the reimbursements to be made by Vanguard to the Fund should be sufficient to offset most, if not all, of the expenses incurred by the Fund. Therefore, the Fund is expected by the Trustees to operate at a very low, or zero, expense ratio. Since its inception in May 1985, the Fund has had an expense ratio of zero. Of course, shareholders of the Portfolio will still bear their fair and proportionate share of the costs of operating the Vanguard Funds owned by the Portfolio. (See "Portfolio Expenses.") In the event that the economic benefits of operating the Portfolio exceed its actual costs, such benefits will be shared by each of the Funds in The Vanguard Group, including the underlying Funds in which the Portfolio invests.
--------------------------------------------------------------------------------

INVESTMENT
MANAGEMENT

THE PORTFOLIO DOES NOT
EMPLOY AN INVESTMENT
ADVISER The STAR Portfolio does not employ an investment adviser and therefore pays no advisory fees. The Portfolio has no portfolio manager. The determination of how the Portfolio's assets will be invested in certain of the Vanguard Funds is made by the Fund's Officers pursuant to the investment objective and policies set forth in this Prospectus and procedures and guidelines established by the Trustees. However, the Portfolio, as a shareholder of each of the underlying Vanguard Funds, benefits from the investment advisory services of each of the underlying Funds, and will indirectly bear its proportionate share of any investment advisory fees paid by those Funds.

                      The STAR Portfolio's underlying Funds are managed by the following investment advisers:

                                 INVESTMENT ADVISER                    STAR FUNDS MANAGED
                        -------------------------------------  -----------------------------------
                        Wellington Management Company          Vanguard/Windsor Fund
                                                               Vanguard Explorer Fund
                                                               Vanguard/Morgan Growth Fund
                                                               GNMA and Long-Term Corporate
                                                               Portfolios of Vanguard Fixed Income
                                                               Securities Fund
                        Barrow, Hanley, Mewhinney &            Vanguard/Windsor II
                          Strauss, Inc.
                        Equinox Capital Management, Inc.       Vanguard/Windsor II
                        Tukman Capital Management, Inc.        Vanguard/Windsor II
                        Granahan Investment Management, Inc.   Vanguard Explorer Fund
                        Franklin Portfolio Associates Trust    Vanguard/Morgan Growth Fund
                        Husic Capital Management               Vanguard/Morgan Growth Fund
                        Lincoln Capital Management             Vanguard U.S. Growth Portfolio of
                                                               Vanguard World Fund
                        PRIMECAP Management Company            Vanguard/PRIMECAP Fund
                        The Vanguard Group, Inc.               Prime Portfolio of Vanguard
                                                                Money Market Reserves
                                                               500 Portfolio of Vanguard Index
                                                                Trust
                                                               Vanguard/Windsor II
                                                               Vanguard/Morgan Growth Fund
                        --------------------------------------------------------------------------

                      The investment advisory agreements between the underlying Vanguard Funds and these advisers are described below.

WELLINGTON
MANAGEMENT
COMPANY Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109, serves as sole investment adviser to Vanguard/Windsor Fund and the GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund. WMC also serves as investment adviser for 48% of the assets of Vanguard Explorer Fund, and 40% of the assets of Vanguard/Morgan Growth Fund.

                      WMC is a professional investment advisory firm which globally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the Vanguard Funds. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment clients since 1960.

VANGUARD/WINDSOR
FUND IS MANAGED
BY WMC Vanguard/Windsor Fund pays WMC an annual basic advisory fee equal to 0.35 of 1% on the first $200 million of Vanguard/Windsor Fund's assets; 0.275 of 1% on the next $250 million of assets; 0.20 of 1% on the next $300 million of assets; and 0.15 of 1% on Vanguard/Windsor Fund's assets in excess of $750 million. This basic advisory fee may be increased or decreased (a maximum of 0.10 of 1%) by applying an adjustment formula based on the investment performance of the Vanguard/Windsor Fund relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index. During the fiscal year ended October 31, 1994, Vanguard/Windsor Fund paid WMC total advisory fees representing an annual effective fee rate of .16 of 1% of Vanguard/Windsor Fund's average net assets, before an increase of .08 of 1% based on performance.


VANGUARD/WINDSOR II
IS MANAGED BY
BHM&S Vanguard/Windsor II employs a "multi-manager" approach utilizing four investment advisers to manage the Fund's assets. Vanguard/Windsor II has investment advisory contracts with: Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204-2429; Equinox Capital Management, Inc. ("Equinox"), 399 Park Avenue, New York, NY 10022; and Tukman Capital Management, Inc. ("Tukman"), 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939. Additionally, a portion of the Fund's assets are managed on an at-cost basis by Vanguard's Core Management Group. BHM&S, Equinox and Tukman are not affiliated in any way with Wellington Management Company, the investment adviser to Vanguard/Windsor Fund.


                      Vanguard/Windsor II has entered into an advisory agreement with BHM&S, under which BHM&S manages approximately 72% of the assets of Vanguard/Windsor II. BHM&S, a professional investment counseling firm founded in 1979, provides investment services to investment companies, institutions and individuals. Vanguard/Windsor II pays BHM&S an annual basic advisory fee equal to .30 of 1% for the first $200 million of assets. The rate decreases to .20 of 1% on the next $300 million of assets; to .15 of 1% on the next $500 million of assets; and to .125 of 1% on assets in excess of $1 billion. This basic advisory fee may be increased or decreased (a maximum of 1.25 times the basic fee) by applying an adjustment formula based on the investment performance of the assets of Vanguard/ Windsor II managed by BHM&S relative to the investment record of the Standard & Poor's/BARRA Value Index.

EQUINOX CAPITAL
MANAGEMENT            Equinox is a professional investment counseling firm
                      founded in 1989. As of December 31, 1994, Equinox provided investment advisory services with respect to approximately $3.2 billion of assets. Vanguard/Windsor II pays Equinox an annual basic advisory fee equal to .30 of 1% on the first $100 million of assets managed by Equinox;
                      .20 of 1% on the next $300 million of assets; and .15 of 1% on assets greater than $400 million. This basic advisory fee may be increased or decreased (a maximum of 1.50 times the basic fee) by applying an adjustment formula based on the investment performance of the assets of Vanguard/ Windsor II managed by Equinox relative to the investment record of the Standard & Poor's 500 Composite
                      Stock Price Index ("S&P 500").

TUKMAN CAPITAL
MANAGEMENT            Tukman is a professional counseling firm founded in 1980.
                      As of December 31, 1994, Tukman provided investment advisory services with respect to assets of approximately
                      $2.1 billion. Vanguard/Windsor II pays Tukman an annual basic advisory fee equal to .40 of 1% on the first $25 million of assets managed by Tukman; .35 of 1% on the next
                      $125 million of assets; .25 of 1% on the next $350 million of assets; .20 of 1% on the next $500 million of assets, and .15 of 1% on assets greater than $1 billion. This basic advisory fee may be increased or decreased (a maximum of 1.50 times the basic fee) by applying an adjustment formula based on the investment record of the S&P 500.

                      Under SEC rules, to avoid a situation in which the change in the performance of the index might unduly benefit either adviser, the incentive/penalty fee for both Equinox and Tukman was not fully operable until the quarter ending October 31, 1994.

AND VANGUARD'S
CORE MANAGEMENT
GROUP Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's assets (currently approximately 8%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, several Portfolios of the Vanguard Tax-Managed Fund, a portion of the Vanguard/Morgan Growth Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Balanced Index Fund and the Equity Index Portfolio of Vanguard Variable Insurance Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $18 billion as of December 31, 1994.

                      For the fiscal year ended October 31, 1994, the aggregate investment advisory fees paid by the Fund to BHM&S, Equinox Capital Management and Tukman Capital Management, Inc., represented an effective annual rate of .14 of 1% of average net assets before a decrease of $145,000 based on performance. The investment advisory fees paid by the Fund for this period to BHM&S represented an effective annual rate of .14 of 1% of the average net assets managed by BHM&S. The investment advisory fees paid by the Fund for this period to Equinox and Tukman represented an effective annual rate of .19 of 1% and .25 of 1% of the average net assets managed by Equinox and Tukman, respectively.

THE 500 PORTFOLIO
IS MANAGED BY
VANGUARD'S CORE
MANAGEMENT GROUP      The 500 Portfolio receives all investment advisory
                      services on an at-cost basis from Vanguard's Core
                      Management Group. The Trust is not actively managed, but is instead administered by the Core Management Group using computerized, quantitative techniques. The Core Management
                      Group is supervised by the Officers of the Trust.

VANGUARD/MORGAN
GROWTH FUND IS
MANAGED BY WMC        WMC is also responsible for approximately 40% of the
                      equity investments of Vanguard/Morgan Growth Fund
                      (formerly W.L. Morgan Growth Fund). Vanguard/Morgan Growth
                      Fund pays WMC a basic advisory fee equal to .325 of 1% of the first $50 million of assets managed by WMC; .225 of 1% on the next $100 million of assets; and .150 of 1% on assets in excess of $150 million. This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/ penalty fee") based on WMC's investment performance relative to the investment record of the Growth Fund Stock Index. The Growth Fund Stock
                      Index represents the composite common stock portfolio of the 50 largest growth mutual funds, as calculated by Morningstar, Inc., an independent company which provides mutual fund statistics. Under the incentive/penalty fee schedule, the basic fee payable to WMC may be increased or decreased by as much as .075% depending on the investment performance of the equity investments managed by WMC.

FRANKLIN PORTFOLIO
ASSOCIATES            Vanguard/Morgan Growth Fund has also entered into an
                      investment advisory agreement with Franklin Portfolio
                      Associates Trust ("FPA"), One Post Office Square 3660,
                      Boston, MA 02109, under which FPA manages approximately
                      33% of its equity investments. FPA is a professional investment advisory firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Vanguard/Morgan Growth
                      Fund pays FPA a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by FPA. The maximum annual rate is .25 of 1% on the first $100 million in assets. The rate decreases to .20 of 1% on the next $200 million in assets, and to .15 of 1% for assets over $300 million. This basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on FPA's investment performance relative to the investment record of the Growth Fund Stock Index.

AND HUSIC CAPITAL
MANAGEMENT            Vanguard/Morgan Growth Fund also employs Husic Capital
                      Management ("Husic"), 555 California Street, Suite 2900,
                      San Francisco, California 94104 as an investment adviser for approximately 13% of its equity investments. Husic is a professional investment advisory firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Vanguard/Morgan
                      Growth Fund pays Husic a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by Husic. The maximum annual rate is .40 of 1% on the first $25 million in assets. The rate decreases to .35 of 1% on the next $125 million in assets, .25 of 1% on the next $350 million in assets, .20 of 1% on the next $500 million and .15 of 1% for assets over $1 billion. The basic advisory fee may be increased or decreased by as much as 75% of the basic fee depending on the investment performance of the equity investments managed by Husic.

                      Under the rules of the Securities and Exchange Commissions, the incentive/penalty fee structure will not be fully operable, with respect to each of Vanguard/Morgan

                      Growth Fund's investment advisers, until September 30, 1996, and, until that date will be calculated according to certain transition rules. See the Statement of Additional Information for a detailed description of the incentive/penalty fee schedule for WMC, FPA and Husic, as well as the applicable transition rules.

                      For the fiscal year ended December 31, 1994, the aggregate investment advisory fees paid by Vanguard/Morgan Growth Fund represented an effective annual base rate of .19 of 1% of average net assets, before a net decrease of .05 of 1% based on performance. The investment advisory fees paid by the Fund for this period to WMC, FPA and Husic represented an effective annual rate of .12, .19, and .23 of 1%, respectively, of the average net assets managed by WMC, FPA and Husic.

THE VANGUARD
U.S. GROWTH PORTFOLIO
IS MANAGED BY
LINCOLN CAPITAL
MANAGEMENT            The Vanguard U.S. Growth Portfolio employs Lincoln Capital
                      Management Company ("Lincoln"), 200 South Wacker Drive,
                      Chicago, IL 60606, as its investment adviser. Lincoln, an investment advisory firm founded in 1967, currently provides investment counseling services to a limited number of clients, most of which are institutional clients, such as pension funds. Currently, Lincoln holds discretionary management authority with respect to approximately $25.2 billion in assets. The Vanguard U.S.
                      Growth Portfolio pays Lincoln an advisory fee calculated by applying varying percentage rates to the average net assets of the Portfolio. The maximum annual rate is .40 of 1% for the first $25 million of assets. The rate decreases to .35 of 1% for the next $125 million; to .25 of 1% for the next $350 million; to .20 of 1% for the next $500 million; to .15 of 1% for the next $1.5 billion; and to .10 of 1% on assets in excess of $2.5 billion. For the year ended August 31, 1994, the investment advisory fee paid to Lincoln represented an effective annual rate of .20 of 1% of the Portfolio's average month-end net assets.

VANGUARD/PRIMECAP
FUND IS MANAGED BY
PRIMECAP
MANAGEMENT
COMPANY Vanguard/PRIMECAP Fund employs PRIMECAP Management Company ("PRIMECAP Management"), 225 South Lake Street, Pasadena, CA 91101, to manage the investment and reinvestment of the assets of Vanguard/PRIMECAP. PRIMECAP Management, a professional investment advisory firm which provides services to employee benefit plans, endowments funds, foundations and other institutions, held discretionary management authority with respect to over $3.1 billion of assets as of December 31, 1994. Vanguard/PRIMECAP pays PRIMECAP Management an advisory fee calculated by applying varying percentage rates to the average net assets of the Fund. The maximum annual rate is .750 of 1% for the first $25 million of assets. The rate decreases to .500 of 1% on the next $225 million; .375 of 1% on the next $250 million; and .250 of 1% on assets in excess of $500 million. For the year ended December 31, 1994, the investment advisory fee paid by Vanguard/PRIMECAP represented an effective annual rate of .34 of 1% of average net assets.

VANGUARD EXPLORER
FUND IS MANAGED BY
WMC AND GRANAHAN      The assets of Vanguard Explorer Fund are jointly managed
                      by WMC and Granahan Investment Management, Inc.
                      ("Granahan"), 303 Wyman Street, Waltham, MA 02154. WMC is responsible for managing 48% of the assets of Vanguard
                      Explorer Fund and Granahan is responsible for 47% of the Fund's assets.

                      Vanguard Explorer Fund pays WMC an annual basic advisory fee equal to .35 of 1% on the first $100 million of assets managed by WMC; .30 of 1% on the next

                      $250 million of assets; and .25 of 1% on assets greater than $350 million. This basic advisory fee may be increased or decreased (a maximum of .075 of 1%) by applying an adjustment formula based on the investment performance of the assets of Vanguard Explorer Fund managed by WMC relative to the investment record of the Russell 2000 Small Company Index.

                      Granahan is a professional counseling firm which offers investment advisory services to employee benefit plans, endowment funds, mutual funds and other institutions. Vanguard Explorer Fund pays Granahan an advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by Granahan. The maximum annual rate is .45 of 1% for the first $50 million of assets. The rate decreases to .40 of 1% on the next $50 million of assets; to .35 of 1% on the next $100 million of assets; and to .25 of 1% on assets in excess of $200 million. This basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of Vanguard Explorer Fund managed by Granahan relative to the investment record of the Russell 2000 Small Company Index.

                      For the fiscal year ended October 31, 1994, the aggregate investment advisory fees paid by the Vanguard Explorer Fund to WMC and Granahan represented an effective annual base rate of .29 of 1% of average net assets before a decrease of $21,000 based on performance. The investment advisory fees paid by the Fund for this period to WMC represented an effective annual rate of .29 of 1% of the average net assets managed by WMC and the investment advisory fees paid to Granahan represented an effective annual rate of .32 of 1% of the average net assets managed by Granahan.

GNMA AND
LONG-TERM CORPORATE
PORTFOLIOS ARE
MANAGED BY WMC        The GNMA, Long-Term Corporate, and High Yield Corporate
                      (not an underlying investment of STAR) Portfolios of Vanguard Fixed Income Securities Fund pay WMC an annual advisory fee equal to .125 of 1% on the first $2.5 billion of the aggregate net assets of the three Portfolios; .100 of 1% on the next $2.5 billion of aggregate net assets;
                      .075 of 1% on the next $2.5 billion; and .050 of 1% on the aggregate net assets of the three Portfolios greater than $7.5 billion. The advisory fee is then allocated to each Portfolio based on the relative net assets of each;
                      provided, however, that following such allocation, the fee to be paid by the GNMA Portfolio is reduced by 75%, the fee paid to the Long-Term Corporate Portfolio is reduced by 50%, and the fee paid by the High Yield Corporate
                      Portfolio is reduced by 25%. During the fiscal year ended
                      January 31, 1995, the GNMA and Long-Term Corporate
                      Portfolios paid annual advisory fees equal to .02 of 1% and .04 of 1% of average net assets, respectively.

THE PRIME PORTFOLIO
IS MANAGED BY
VANGUARD'S FIXED
INCOME GROUP          The Prime Portfolio of Vanguard Money Market Reserves
                      receives all investment advisory services on an at-cost basis from Vanguard's Fixed Income Group. The Fixed Income
                      Group also provides advisory services to more than 40
                      Vanguard fixed income portfolios, both taxable and tax-exempt. The Fixed Income Group is supervised by the Officers of STAR.

                      The Portfolio will purchase and sell the principal portion of its portfolio securities (i.e., shares of certain of the underlying Vanguard Funds) by dealing directly with the issuer. There will be no sales charges or commissions because the underlying Funds are offered on a no-load basis, without sales charges. Investments in short-term money market instruments and repurchase agreements usually will be principal transactions and will generally involve no brokerage commissions.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table in this section provides investment results for the STAR Portfolio for several periods throughout its lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to two indexes: a Composite Index, a performance benchmark based upon the average performance of publicly offered stock funds (62.5%), bond funds (25%), and money market funds (12.5%), as reported by Lipper Analytical Services; and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders who invest in the Portfolio through regular investment accounts must pay on a current basis.

                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                             AVERAGE ANNUAL RETURNS FOR THE STAR PORTFOLIO
                         -----------------------------------------------------
                                                                      CONSUMER
                        FISCAL PERIODS                   COMPOSITE      PRICE
                        ENDED 12/31/94     PORTFOLIO       INDEX        INDEX
                        ---------------    ---------     ---------    --------
                        1 Year                - 0.2%        - 1.4%        +2.7%
                        3 Years               + 6.9         + 5.6         +2.8
                        5 Years               + 7.9         + 8.0         +3.5
                        Lifetime*             +11.0         +10.1         +3.6
                        *March 29, 1985 to December 31, 1994.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE PORTFOLIO PAYS
SEMI-ANNUAL DIVIDENDS
AND ANY CAPITAL GAINS
ANNUALLY The STAR Portfolio expects to pay dividends semi-annually from ordinary income. Capital gains distributions, if any, will be made annually.

                      For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirement plans sponsored by Vanguard), dividend and capital gains distributions from the Portfolio must be reinvested in additional shares. For regular investment accounts, dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods for regular investment accounts in the Portfolio.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by

                      January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. The tax consequences of distributions from the Portfolio will vary according to the type of account you open in the Portfolio.

                      If you open an IRA or other tax-deferred retirement account, dividend and capital gains distributions from the Portfolio will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contributions and withdrawals, depending on the type of tax-deferred account you have selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

                      If you open an account in the Portfolio outside a tax-deferred retirement account, the following tax rules will generally apply. For regular investment accounts, dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Distributions paid by the Portfolio from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio.

                      Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. In addition, keep in mind that if you purchase shares of the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification number and by certifying that you are not subject to backup withholding.

                      Vanguard STAR Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------

SHARE PRICE OF
THE PORTFOLIO         The Portfolio's net asset value per share or "share price"
                      is computed once each day at the regular close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for business. The net asset value per share is determined by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. This determination is made by appraising the Portfolio's underlying investments (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Exchange.

                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------


GENERAL
INFORMATION           Vanguard STAR Fund is a Pennsylvania business trust. The
                      Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares.
                      Currently the Fund is offering six classes of shares.


                      The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES The Portfolio is designed primarily for tax-advantaged retirement accounts. If you are establishing an Individual Retirement Account ("IRA") or other qualified retirement plan, you must complete the appropriate retirement plan agreement, i.e., the Adoption Agreement. If you are establishing a Portfolio account outside a tax-deferred retirement plan, you may simply complete the Account Registration Form. In either case, please indicate the amount you wish to invest on the appropriate form. Your purchase must be equal to or greater than the $500 minimum initial investment. (Please refer to the plan agreement for information on the maximum amount you may contribute or rollover to your retirement account.) If you need assistance in completing any forms, please call the Investor Information Department (1-800-662-7447). NOTE:
                      For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      Because of the risks associated with common stock and bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

IMPORTANT NOTE:
IRA AND RETIREMENT
PLAN INVESTORS        This Shareholder Guide describes many of the services
                      available to Vanguard Fund shareholders. Specific services described in this Shareholder Guide may not be available or may only be available in limited form for tax-deferred retirement accounts. If you are investing in the Portfolio through an IRA or other retirement plan, you should consult the retirement plan agreement, disclosure statement, and other Vanguard brochures for the services and procedures which pertain to your account. Please call our Investor Information Department (1-800-662-7447) if you have any questions.

ADDITIONAL
INVESTMENTS           Subsequent investments in the Portfolio may be made by
                      mail ($100 minimum), exchange from another Vanguard Fund
                      account ($100 minimum), or Vanguard Fund Express. For
                      regular (non-retirement) accounts, additional purchases
                      may also be made by wire ($1,000 minimum). (In limited
                      instances, contributions to retirement accounts may be
                      accepted by wire. Please call us for more information on
                      this option.)
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS

PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Non-Retirement            registration form, make your              remittance form attached to your
Accounts, complete        check payable to The Vanguard             Portfolio confirmation
and sign the enclosed     Group-56, and mail to:                    statements. Please make your
Account Registration                                                check payable to The Vanguard
Form                      VANGUARD FINANCIAL CENTER                 Group-56, write your account
                          P.O. BOX 2600                             number on your check and, using
                          VALLEY FORGE, PA 19482                    the return envelope provided,
                                                                    mail to the address indicated on
                                                                    the Invest-by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

For IRAs or retirement    Complete the appropriate retirement plan adoption agreement and any other
plans                     required documents. Make your check payable to Vanguard Fiduciary Trust
                          Company and send application and check to the address indicated on your agreement.
                          --------------------------------------------------------------------------

PURCHASING BY WIRE
Money should be
wired to:

BEFORE WIRING

Please contact
Client Services
(1-800-662-2739)                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO. 0101 9897
                                  ATTN VANGUARD
                                  VANGUARD STAR FUND
                                  STAR PORTFOLIO
                                  ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Portfolio and the Custodian Bank are open for business. IRAs and other tax-deferred accounts cannot be opened by wire. Please see "Opening an Account."

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account and purchase shares by making an
                      exchange from an existing Vanguard account. However, the Portfolio reserves the right to refuse any exchange purchase request. To exchange by telephone, call our Client Services Department (1-800-662-2739). The new account will have the same registration as the existing account.

PURCHASING BY
FUND EXPRESS

Special Purchase &
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options on regular investment accounts, please provide the appropriate information on the Account Registration Form. To establish Automatic Investment for an IRA or other tax-deferred retirement plan (the Special Purchase option is not available), contact our Investor Information Department (1-800-662-7447) for an application. We will send you a confirmation of your Fund Express enrollment; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION If you invest in the Portfolio outside a tax-deferred retirement account, you must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional shares of the Portfolio. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional shares of the Portfolio.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

                      If you invest in the Portfolio through a tax-deferred retirement account, your dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio. If you change this automatic reinvestment option, you should be aware that "cash" dividends or capital gains will be considered taxable distributions from your account.
--------------------------------------------------------------------------------

TAX CAUTION

NON-RETIREMENT
INVESTORS SHOULD
ASK ABOUT THE TIMING
OF CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Portfolio is required to
                      distribute net capital gains and dividend income to the Portfolio shareholders. These distributions are made to all shareholders who own shares of the Portfolio as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on a regular investment account is to select the options you desire when you complete your Account Registration Form.
                      IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED
                      TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A
                      SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request for regular investment accounts. If a certificate is lost, you may incur an expense to replace it. Share certificates will not be issued for retirement accounts.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING
TRADES The Fund will not cancel any trade (e.g., purchase, redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           Your trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date. Vanguard will not accept third party checks to open an account.
                      Please be sure your purchase check is made payable to the Vanguard Group.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. For a regular investment account in the Portfolio, you may initiate a request by writing or by telephoning. For an IRA or other tax-deferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                      If you invest in the Portfolio through an IRA or other tax-deferred retirement plan, you should be aware that any distributions prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another IRA or qualified plan within 60 days.

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482.
                      (For express or registered mail, send your request to Vanguard Financial Center, Vanguard STAR Fund, 455 Devon
                      Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners EXACTLY as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
--------------------------------------------------------------------------------

SELLING BY
TELEPHONE             To sell shares by telephone, you or your pre-authorized
                      representative may call our Client Services Department at
                      1-800-662-2739. The proceeds will be sent to you by mail.
                      Please see "Important Information About Telephone
                      Transactions."
--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS

Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option (not available for IRA's or other retirement accounts) lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account

                      Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day. Please note: the telephone redemption option is available only for non-retirement accounts. Redemptions from retirement accounts must be made in writing.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Other Vanguard Services" for
                      additional information.
--------------------------------------------------------------------------------

MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Portfolio reserves the right to redeem shares in any account that is below the minimum initial investment amount of $500. If at any time the total investment does not have a value of at least $500, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed

                      60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the shareholder.
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      Should your investment goals change, you may exchange your shares of the Portfolio for those of other available
                      Vanguard Funds.

                      When exchanging shares by telephone, please have ready the Portfolio name, account number, Social Security Number or Employer Identification number listed on the account, and exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. FOR REGULAR INVESTMENT ACCOUNTS, TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND, AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of
                      the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482.
                      (For express or registered mail, send your request to
                      Vanguard Financial Center, Vanguard STAR Fund, 455 Devon
                      Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange between non-retirement accounts is treated
                        as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - New accounts are not currently accepted in the Vanguard/
                        Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. Shareholders would be notified prior to any material change in the Portfolio's exchange policy.

                      The exchange privilege is only available in states in which the shares of the Portfolio are registered for sale. The Portfolio's shares are currently registered for sale in all 50 states and the Portfolio intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Portfolio's exchange privilege is not intended to
                      afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolio during any twelve month period. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges is automatically established on your non-retirement investment account unless you request in writing that telephone transactions on your account not be permitted. The telephone exchange option is automatically established on retirement accounts.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your
                      non-retirement account shares to another person by completing a transfer form and sending it to: VANGUARD
                      FINANCIAL CENTER, P.O. BOX 1110, VALLEY FORGE, PA 19482,
                      ATTENTION: TRANSFER

                      DEPARTMENT. The request must be in Good Order. To request a transfer form and full instructions, please call our Client Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES Many of these services are not available to (or appropriate for) retirement account shareholders. For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      The minimum amount that can be transferred by telephone is $100. However, if you have established one of the automatic options, the minimum amount is $50. The maximum amount that can be transferred using any of the options is $100,000.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

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                          [VANGUARD STAR PORTFOLIO LOGO]
                          ------------------------------
                          THE VANGUARD GROUP
                            OF INVESTMENT
                            COMPANIES
                          Vanguard Financial Center
                          P.O. Box 2600
                          Valley Forge, PA 19482

                          INVESTOR INFORMATION
                            DEPARTMENT:
                          1-800-662-7447 (SHIP)

                          CLIENT SERVICES
                            DEPARTMENT:
                          1-800-662-2739 (CREW)

                          TELE-ACCOUNT FOR
                            24-HOUR ACCESS:
                          1-800-662-6273 (ON-BOARD)

                          TELECOMMUNICATION SERVICE
                            FOR THE HEARING-IMPAIRED:
                          1-800-662-2738

                          TRANSFER AGENT:
                          The Vanguard Group, Inc.
                          Vanguard Financial Center
                          Valley Forge, PA 19482


                                                                  [FLAG LOGO]


                                         [VANGUARD STAR PORTFOLIO LOGO]


                                       P   R   O   S   P   E   C   T   U   S

                                                   APRIL 10, 1996

                                             [THE VANGUARD GROUP LOGO]

P056


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

--------------------------------------------------------------------------------
                                                                 [FLAG LOGO]


                       [VANGUARD LIFESTRATEGY FUNDS LOGO]

                          P  R  O  S  P  E  C  T  U  S


                                 APRIL 10, 1996




                                INCOME PORTFOLIO

                         CONSERVATIVE GROWTH PORTFOLIO

                           MODERATE GROWTH PORTFOLIO

                                GROWTH PORTFOLIO


        Vanguard LIFEStrategy Funds are Portfolios of Vanguard STAR Fund



                           [THE VANGUARD GROUP LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD LIFESTRATEGY FUNDS LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- APRIL 10, 1996

--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT - 1-800-662-7447 (SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT - 1-800-662-2739 (CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES Vanguard STAR Fund is an open-end non-diversified investment company which seeks to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus. The Fund consists of six portfolios; however, this prospectus relates only to four portfolios, Income, Conservative Growth, Moderate Growth, and Growth Portfolios. This prospectus relates to the latter four Portfolios (the "Portfolios"). These four Portfolios invest in up to nine Vanguard mutual funds, representing different combinations of stocks, bonds and reserves and reflecting varying degrees of potential investment risk and reward. There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------
OPENING AN
ACCOUNT The Portfolios are designed primarily for tax-advantaged retirement accounts and other long-term investment savings. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). If you are establishing an investment account outside a Vanguard-sponsored retirement plan, complete the Account Registration Form. If you need assistance in completing these forms, please call the Investor Information Department. The minimum initial investment is $3,000 ($500 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act Accounts).
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS         This Prospectus is designed to set forth concisely the
                   information you should know about the Portfolios before you invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing additional information about the Vanguard STAR Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 10, 1996 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information
                   Department.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                Page                                 Page                                     Page
Highlights ..................... 2     Management of the                      SHAREHOLDER GUIDE
Portfolio Expenses ............. 5       Portfolios ................. 18      Opening an Account and
Financial Highlights ........... 6     Investment Management ........ 20        Purchasing Shares ............ 25
Yield and Total Return ......... 7     Dividends, Capital Gains               When Your Account Will
       PORTFOLIO INFORMATION            and Taxes ................... 22        Be Credited .................. 29
Investment Objectives .......... 7     The Share Price of Each                Selling Your Shares ............ 29
Investment Policies ............ 9       Portfolio .................. 24      Exchanging Your Shares ......... 31
Investment Risks .............. 10     General Information .......... 24      Important Information about
Who Should Invest ............. 12                                              Telephone Transactions ....... 33
Implementation of                                                             Transferring Registration ...... 33
  Policies .................... 13                                            Other Vanguard Services ........ 34
Investment Limitations ........ 17

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   HIGHLIGHTS


OBJECTIVES AND
POLICIES Vanguard STAR Fund is an open-end non-diversified investment company which seeks to maximize total investment return subject to the investment restrictions and asset allocation policies described in the prospectus. The Fund consists of six portfolios; however this prospectus relates only to the Income, Conservative Growth, Moderate Growth, and Growth Portfolios. These four Portfolios invest in up to nine Vanguard mutual funds representing different combinations of stocks, bonds, and reserves and reflecting varying degrees of potential investment risk and reward. The Portfolios do not invest directly in a portfolio of securities, rather, in order to meet their objectives the Portfolios
                        invest in shares of other Vanguard Funds.         PAGE 7

--------------------------------------------------------------------------------

FOUR SEPARATE
PORTFOLIOS              Investors may choose to invest in any of the four
                        Portfolios, collectively known as the Vanguard
                        LIFEStrategy Funds, based on personal objectives, time horizons, risk tolerances, and financial circumstances:

                        Income Portfolio -- seeks to provide current income.

                        Conservative Growth Portfolio -- seeks to provide current income and low to moderate growth of capital.

                        Moderate Growth Portfolio -- seeks to provide growth of capital and a reasonable level of current income.

                        Growth Portfolio -- seeks to provide growth of
                        capital.                                          PAGE 7
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS         The Portfolios differ in terms of stock market risk,
                        bond market risk, and inflation risk. STOCK MARKET RISK is the possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Conservative Growth, Moderate Growth and Growth Portfolios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET
                        RISK is the possibility that bonds prices will decline over short or long periods due primarily to changes in market interest rates. INFLATION RISK is the possibility that rising prices for goods and services will erode the real return of an investment in stocks, bonds or reserves.

                        Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in stock funds. While the other two Portfolios, Income and Conservative Growth, will have higher exposure to bond market risk because of the significant investment exposure these Portfolios have in bond funds. These two Portfolios are also considered to have greater inflation risk because of their significant exposure to bonds and
                        reserves.                                        PAGE 10
--------------------------------------------------------------------------------

THE VANGUARD
GROUP The Officers of the Fund manage the Portfolios' day-to-day operations. The Officers are directly responsible to the Fund's Board of Trustees. The Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group and most of the Funds within the Group. For important information regarding the structure of the Fund, please see "Management of the
                        Portfolios."                                     PAGE 18
--------------------------------------------------------------------------------

INVESTMENT
MANAGEMENT              The Portfolios do not currently employ investment
                        advisers and therefore do not pay advisory fees. The
                        Portfolios currently do not have portfolio managers. The
                        determination of how the Portfolios' assets will be
                        invested in certain Vanguard funds is made by the Fund's
                        Officers pursuant to the investment objectives and
                        policies. However, the Portfolios as shareholders of
                        each of the underlying Vanguard funds, benefit from the
                        investment advisory services of each of the underlying
                        funds and will indirectly bear their proportionate share
                        of any investment advisory fees paid by those
                        Funds.                                           PAGE 20
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES         The Income and Conservative Growth Portfolios will make
                        quarterly dividend distributions; while the Moderate
                        Growth and Growth Portfolios will make semi-annual
                        dividend distributions. Capital gains distributions, if
                        any, will be made annually for each Portfolio. Also, a
                        sale of shares -- whether made by redemption or
                        exchange -- is a taxable event and may result in a
                        capital gain or loss.                            PAGE 22
--------------------------------------------------------------------------------

PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 per Portfolio; the minimum for subsequent investments is $100. There are no sales commissions or
                        12b-1 fees.                                      PAGE 25
--------------------------------------------------------------------------------

SELLING SHARES          You may redeem shares of the Portfolio by mail or by
                        telephone. Each Portfolio's share price is expected to
                        fluctuate, and at the time of redemption may be more or
                        less than at the time of initial purchase, resulting in
                        a gain or loss.                                  PAGE 29
--------------------------------------------------------------------------------

SERVICES TO
SHAREHOLDERS            The Fund offers a number of special services including:
                        Fund Express, for electronic transfers between the Fund
                        and your bank account; Tele-Account, for round-the-clock
                        telephone access to your Fund account; Direct Deposit,
                        for automatic deposit of payroll checks; Average Cost
                        Statement, for determination of the average cost of
                        shares redeemed for tax purposes; and Dividend Express
                        for automatic transfer of dividends and/or capital gains
                        to a bank account.                               PAGE 34
--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS          Under the terms of an Exemptive Order issued by the
                        Securities and Exchange Commission ("Commission") on
                        February 7, 1985, Vanguard STAR Fund will not acquire more than 10% of the outstanding voting securities of any underlying Vanguard Fund unless and until the Commission issues a further Order increasing this limit.
                        If Vanguard STAR Fund reaches such a limit with any underlying Vanguard Fund, the

                        Trustees will have to determine whether to apply to the Commission to increase the limit, stop sales of shares of a Portfolio, recommend that shareholders change the allocation limits on a Portfolio's assets, or take other suitable steps (providing, however, that a Portfolio will not be required to redeem underlying Vanguard Fund shares if redemptions or other changes in an underlying Fund cause Vanguard STAR Fund to hold more than 10% of
                        the shares of such underlying Fund).             PAGE 17
--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolios. The expenses and fees set forth in the table are estimates for each Portfolio's first full year of operation.

                           SHAREHOLDER                             CONSERVATIVE    MODERATE
                           TRANSACTION                 INCOME         GROWTH        GROWTH       GROWTH
                           EXPENSES                   PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                           ------------------------   ---------    ------------    ---------    ---------
                           Sales Load Imposed
                             on Purchases..........      None          None           None         None
                           Sales Load Imposed
                             on Reinvested
                             Dividends.............      None          None           None         None
                           Redemption Fees.........      None          None           None         None
                           Exchange Fees...........      None          None           None         None

                           ANNUAL FUND                            CONSERVATIVE    MODERATE
                           OPERATING                   INCOME        GROWTH        GROWTH       GROWTH
                           EXPENSES                  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                           ------------------------  ---------    ------------    --------     ---------
                           Management &
                             Administrative
                             Expenses..............      None          None           None         None
                           Investment
                             Advisory Fees.........      None          None           None         None
                           12b-1 Fees..............      None          None           None         None
                           Other Expenses
                             Distribution Costs....      None          None           None         None
                             Miscellaneous
                               Expenses............      None          None           None
                           Total Other Expenses....      None          None           None         None
                                                      -------      ---------       -------      -------
                                    TOTAL
                                    OPERATING
                                    EXPENSES.......      NONE          NONE           NONE         NONE
                                                      =======      =========       =======      =======

                        The purpose of these tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.

                        The Portfolios did not incur any expenses in fiscal year 1994, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the expenses of the underlying Vanguard Funds in which the Portfolios invest.

                        The following chart illustrates the indirect expense ratio that each Portfolio incurred, based on its investments in the underlying Vanguard Funds, for the period ended December 31, 1994:

                                                                   CONSERVATIVE    MODERATE
                                                       INCOME         GROWTH        GROWTH       GROWTH
                                                      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                      --------     ------------    --------     --------
                           Indirect
                           Expense Ratio...........      0.35%         0.34%          0.33%        0.32%

                        Using the above indirect expense ratios for the Portfolios, the following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted previously, the Portfolios charge no redemption fees of any kind.

                                               1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                               -------     -------     -------     --------
                        Income Portfolio.....    $4          $11         $20         $44
                        Conservative Growth
                          Portfolio..........    $3          $11         $19         $43
                        Moderate Growth
                          Portfolio..........    $3          $11         $19         $42
                        Growth Portfolio.....    $3          $10         $18         $41

                        THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS              The following financial highlights, insofar as they
                        relate to the period ended December 31, 1994, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the LIFEStrategy Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1994 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                        Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's
                        1994 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1994 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                    CONSERVATIVE   MODERATE
                                                         INCOME        GROWTH       GROWTH     GROWTH
                                                        PORTFOLIO    PORTFOLIO     PORTFOLIO  PORTFOLIO
                                                        -----------------------------------------------
                                                              SEPTEMBER 30+ TO DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $ 10.00       $10.03       $10.08     $ 10.10
                                                         -------    ---------      -------     -------
INVESTMENT OPERATIONS
  Income Distributions Received.......................       .14          .14          .14         .13
  Capital Gain Distributions Received.................        --          .01          .01         .02
                                                         -------    ---------      -------     -------
  Total Distributions Received........................       .14          .15          .15         .15
  Net Realized and Unrealized Gain (Loss) on
    Investments.......................................      (.12)        (.14)        (.22)       (.16)
                                                         -------    ---------      -------     -------
    TOTAL FROM INVESTMENT OPERATIONS..................       .02          .01         (.07)       (.01)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends From Net Investment Income................      (.14)        (.14)        (.14)       (.14)
  Distributions From Realized Capital Gains...........        --         (.01)        (.01)       (.02)
                                                         -------    ---------      -------     -------
    TOTAL DISTRIBUTIONS...............................      (.14)        (.15)        (.15)       (.16)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................     $9.88        $9.89        $9.86       $9.93
=======================================================================================================
TOTAL RETURN..........................................      0.20%        0.10%       (0.70)%     (0.10)%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..................       $11          $41          $35         $38
Ratio of Expenses to Average Net Assets...............         0%           0%           0%          0%
Ratio of Net Investment Income to Average Net
  Assets..............................................      7.31%*       7.07%*       7.10%*      7.06%*
Portfolio Turnover Rate...............................         1%           0%           0%          1%
* Annualized.
+ Commencement of operations.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN            From time to time the Portfolios may advertise their
                        yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolios refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                        In accordance with industry guidelines set forth by the
                        U.S. Securities and Exchange Commission, the "30-day
                        yield" of a Portfolio is calculated by dividing net
                        investment income per share earned during a 30-day
                        period by the net asset value per share on the last day
                        of the period. Net investment income includes interest
                        and dividend income earned on the Portfolio's
                        securities; it is net of all expenses and all recurring
                        and nonrecurring charges that have been applied to all
                        shareholder accounts. The yield calculation assumes that
                        net investment income earned over 30 days is compounded
                        monthly for six months and then annualized. Methods used
                        to calculate advertised yields are standardized for all
                        stock and bond mutual funds. However, these methods
                        differ from the accounting methods used by the
                        Portfolios to maintain its books and records, and so the
                        advertised 30-day yield may not fully reflect the income
                        paid to your own account.
--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVES              The objective of the Portfolios is to maximize total
                        investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus.
                        Specifically:

                        - The INCOME PORTFOLIO seeks to provide current income.

                        - The CONSERVATIVE GROWTH PORTFOLIO seeks to provide
                          current income and low to moderate growth of capital.

                        - The MODERATE GROWTH PORTFOLIO seeks to provide growth
                          of capital and a reasonable level of current income.

                        - The GROWTH PORTFOLIO seeks to provide growth of
                          capital.

                        The investment objectives of the Portfolios are summarized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and risk of principal:

                                  PORTFOLIO NAME        INCOME   GROWTH OF CAPITAL   RISK OF PRINCIPAL
                                 ---------------        -------  -----------------   -----------------
                            Income Portfolio..........  High     Negligible          Medium
                            Conservative Growth
                            Portfolio.................  Medium   Low                 Medium
                            Moderate Growth
                            Portfolio.................  Medium   Low to Medium       Medium
                            Growth Portfolio..........  Low      Medium to High      High

                        There is no assurance that the Portfolios will achieve their stated objectives.

                        This investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of each Portfolio's shareholders.
--------------------------------------------------------------------------------

ASSET ALLOCATION
FRAMEWORK               Asset allocation between stocks, bonds and reserves is
                        the most critical investment decision an investor makes.
                        Selecting the appropriate mix should be based on personal objectives, time horizons and risk tolerances.
                        These Portfolios provide different types of investors with a way to meet target asset allocations.

                        In order to achieve their investment objectives, the Portfolios maintain different allocations of stocks, bonds and reserves1, reflecting varying degrees of potential investment risk and reward. These asset class allocations provide investors with four diversified, distinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected asset allocation for each Portfolio:

                         Income Portfolio          Conservative Growth Portfolio

                        Equity...........20%             Equity.........40%
                        Bonds............60%             Bonds..........40%
                        Reserves.........20%             Reserves.......20%

                          Allocation Ranges               Allocation Ranges
                        --------------------             -------------------
                        Stocks....... 5%-30%             Stocks......25%-50%
                        Bonds........45%-75%             Bonds.......30%-60%
                        Reserves.....20%-50%             Reserves....20%-50%

                        Moderate Growth Portfolio         Growth Portfolio

                        Equity...........60%             Equity.........80%
                        Bonds............40%             Bonds..........20%

                          Allocation Ranges               Allocation Ranges
                        --------------------             -------------------
                        Stocks.......45%-75%             Stocks......60%-90%
                        Bonds........25%-55%             Bonds.......10%-40%
                        Reserves..... 0%-30%             Reserves.... 0%-30%

                     (1) "Reserves" will consist of the VFISF Short-Term
                         Corporate Portfolio and cash instruments held by VAAF.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIOS INVEST
IN A DIVERSIFIED
PORTFOLIO OF
VANGUARD FUNDS          Each Portfolio seeks to achieve its objective by
                        investing in a different combination of other Vanguard
                        Funds. As investments for the Portfolios, the Trustees have chosen Vanguard Index Trust ("VIT") -- Total Stock
                        Market Portfolio, Vanguard International Equity Index
                        Fund ("VIEIF") -- European and Pacific Portfolios,
                        Vanguard Asset Allocation Fund ("VAAF"), and Vanguard
                        Fixed Income Securities Fund ("VFISF") -- Short-Term
                        Corporate, Intermediate-Term Corporate, Long-Term
                        Corporate, and GNMA Portfolios to be the underlying investments of the Portfolios. Each Portfolio invests in these Funds using fixed formulas in order to provide investors with the expected asset allocation. The table on page 8 shows, by asset class, how the Portfolios will invest in the selected Vanguard Funds.


                                              INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                         PERCENT OF    PERCENT OF
                                             UNDERLYING    PERCENT OF   CONSERVATIVE    MODERATE    PERCENT OF
                            INVESTMENT        VANGUARD      INCOME        GROWTH        GROWTH       GROWTH
                             CATEGORY           FUNDS      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                           ------------     -------------  ---------    -----------    ---------    ---------
                           Stocks           VIT -- Total
                           - US             Stock Market
                                            Portfolio....       5%           20%           35%          50%

                           - International  VIEIF --
                                            European and
                                            Pacific
                                            Portfolios(1)...    0%            5%           10%          15%

                           Bonds            VFISF --
                                            STCorp,
                                            ITCorp,
                                            LTCorp,
                                            GNMA
                                            Portfolios(2)...   50%           30%           30%          10%

                           Reserves         VFISF --
                                            STCorp
                                            Portfolio(3)...    20%           20%            0%           0%

                           Asset            Vanguard
                           Allocation       Asset
                           Component        Allocation
                                            Fund.........      25%           25%           25%          25%
                                                           --------     ---------      --------     --------
                                            Total........     100%          100%          100%         100%


                      (1) The Portfolios will invest in the European and Pacific
                          Portfolios so that the combined weights parallel the Morgan Stanley Capital International -- EAFE Index.

                      (2) The Portfolios will divide their investments equally
                          (i.e. 25% each) between these four VFISF Portfolios.

                      (3) "Reserves" are neither cash nor money market
                          instruments. The Short-Term Corporate Portfolio invests in short-term corporate bonds and has experienced fluctuations in its net asset value equal to approximately 18% since its inception. Accordingly, the Portfolios' indirect investment in "reserves" can be expected to fluctuate within a similar range.

                        The allocation of each Portfolio's assets among the Vanguard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                        The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                        From time to time, the Portfolios' investments in the underlying Vanguard Funds may be limited by several factors. First, Vanguard STAR Fund is not permitted to purchase more than 10% of the outstanding shares of an individual Vanguard Fund. Second, the Board of Directors of any of the underlying Vanguard Funds may impose limits on additional investments in a particular Fund.

                        See "Implementation of Policies" for a description of other investment practices of the Portfolios.
--------------------------------------------------------------------------------

INVESTMENT RISKS        Like any investment program, an investment in one or
                        more of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and reserves, the Portfolios are subject to different levels of stock market, bond market and inflation risks.

MARKET RISK -- STOCKS   Stock market risk is the possibility that stock prices
                        in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock markets can be volatile, if not more volatile than investments in US markets.

                        To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                       OVER VARIOUS TIME HORIZONS

                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9%      +23.9%       +20.1%       +16.9%
                        Worst       -43.3       -12.5         -0.9         +3.1
                        Average     +12.2       +10.2        +10.7        +10.7

                        As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1994. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and interim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many investors to recover their losses (assuming dividends were reinvested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK -- BONDS    The bond market is typically less risky than the stock
                        market, although there have been times when some bonds were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide. Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its maturity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices generally rise.

                        From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of common stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclusively in common stocks.

INFLATION RISK          Like market risk, inflation represents a significant
                        threat to even a well-diversified portfolio because inflation erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged 3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

FOREIGN
SECURITIES' RISK        The Conservative Growth, Moderate Growth and Growth
                        Portfolios may invest in Foreign securities. For U.S.
                        investors, the returns of foreign investments are influenced by not only the returns on foreign common stocks themselves, but also by currency risk -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished.
                        By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                        Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

                        The Portfolios are concentrated in investment companies of The Vanguard Group, so investors should be aware that each Portfolio's performance is directly related to the investment performance of the Vanguard Funds in which it invests and each Portfolio's allocation among the Funds. First, changes in the net asset values of the underlying Vanguard Funds affect each Portfolio's net asset value. Second, over the long-term, each Portfolio's ability to meet its investment objective depends on the underlying Vanguard Funds meeting their investment objectives.

INVESTORS ARE
SUBJECT TO
MANAGER RISK            While the Portfolios do not hold securities directly,
                        the Portfolios are subject to manager risk of the
                        underlying Funds, which is the possibility that the
                        underlying Funds' portfolio managers may fail to execute
                        the underlying Funds' investment strategies effectively.
                        As a result, the Portfolios may fail to meet their
                        stated objectives.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING
A BALANCED
RETIREMENT
INVESTMENT PROGRAM      The Portfolios are designed for investors who are
                        planning for retirement or who are in retirement and maintain investments in certain tax-advantaged accounts and/or other long-term investment savings. Because of the risks associated with common stock and bond investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on market movements. Specifically:

                        - The INCOME PORTFOLIO may be suitable for investors
                          seeking current income. Investors should have sufficient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Portfolio is most suitable for investors with a lower tolerance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                        - The CONSERVATIVE GROWTH PORTFOLIO is suitable for
                          investors who are seeking current income and low to moderate growth of capital. Investors should have both sufficient time and tolerance for investment volatility to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                        - The MODERATE GROWTH PORTFOLIO is suitable for
                          investors who are still seeking reasonable stock market exposure, but who are not willing to take the substantial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment volatility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time horizon. Example: investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s.

                        - The GROWTH PORTFOLIO is suitable for investors seeking
                          the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfolio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to retire in their early to mid 60s.

                        Investors can choose any of these four Portfolios, depending on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfolio.

                        The Portfolios may be especially suitable for tax-advantaged retirement accounts, including:
                        Individual Retirement Accounts (IRAs), Simplified Employee Plans (SEPs), 403(b)(7) tax-sheltered retirement plans for employees of non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans. While the Portfolios are specifically designed for tax-advantaged retirement accounts, shares may also be purchased by investors for other long-term general retirement savings purposes.

                        Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolios' shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolios reserve the right to suspend the offering of their shares.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES             The Vanguard Funds in which the Portfolios invest, as
                        well as certain other investment practices of the Portfolios, are described below. Investors desiring more information on an underlying Vanguard Fund described below should call Vanguard's Investor Information
                        Department (1-800-662-7447) for the underlying Fund's prospectus.

THE PORTFOLIOS
INVEST IN UP
TO THREE
EQUITY FUNDS            The TOTAL STOCK MARKET PORTFOLIO is one of six
                        Portfolios of Vanguard Index Trust, an open-end diversified investment company. The Total Stock Market
                        Portfolio is an index fund which seeks to match the investment performance of the Wilshire 5000 Index, an index consisting of all regularly and publicly traded US stocks. The Total Stock Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically selected sample of the more than 6,000 stocks included in the Index.

                        The EUROPEAN AND PACIFIC PORTFOLIOS are two of three Portfolios of Vanguard International Equity Index Fund, an open-end diversified investment company. The European Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Europe
                        (Free) Index, a diversified, capitalization-weighted index com-prised of companies located in 14 European countries. The Pacific Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Pacific Index, a diversified, capitalization-weighted index comprised of companies located in Australia, Japan, Hong Kong, New Zealand and Singapore. Both the European and Pacific Portfolios attempt to match their indexes by investing in statistically selected samples of the stocks included in their respective indexes.

                        All four Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the European and Pacific Portfolios.

                        These three equity index funds are not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the funds use a "passive" or indexing investment approach to duplicate the results of their respective indexes. The three index funds do not pay advisory fees. All index matching services are provided to the three funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS
INVEST IN FOUR
VANGUARD BOND
PORTFOLIOS              The Short-Term Corporate, Intermediate-Term Corporate,
                        Long-Term Corporate and GNMA Portfolios of Vanguard
                        Fixed Income Securities Fund are bond funds, which seek to provide current income by investing in fixed-income securities. The four Portfolios have distinct investment policies.

                        The SHORT-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. The INTERMEDIATE-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of five to ten years. The LONG-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of 15 to 25 years. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A, or BBB). At least 80% of the Portfolios' assets will be invested in straight debt securities and at least 70% of the Portfolio's assets will be rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                        Under normal circumstances, the GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA") securities, which offer the combined benefits of a U.S. Government guarantee of timely payment of interest and principal and yields that usually exceed those of comparable U.S. Treasury securities.

                        GNMA certificates are mortgage-backed securities representing proportionate ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

                        As mortgage-backed securities, GNMA certificates differ from ordinary corporate or government bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to holders of the certificates (such as the GNMA Portfolio). Upon receipt, principal payments are used by the GNMA Portfolio to purchase additional GNMA certificates or other U.S. Government guaranteed securities.

                        The GNMA Portfolio is exposed to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are likely to refinance their home mortgages, which causes the principal on GNMA certificates held by the GNMA Portfolio to be "prepaid" earlier than expected. The GNMA Portfolio must then reinvest the unanticipated principal in new GNMA certificates, which reduces the income earned by the GNMA Portfolio.

                        Besides investing in GNMA certificates, the GNMA Portfolio may invest up to 15% of its net assets in restricted securities (securities which are not freely marketable or which are subject to restrictions on sale under the Securities Act of 1933).

                        Each Portfolio will invest a portion of its assets in the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate and GNMA Portfolios.

ALL FOUR PORTFOLIOS
INVEST IN VANGUARD
ASSET ALLOCATION
FUND VANGUARD ASSET ALLOCATION FUND, an open-end diversified investment company, which allocates its assets among a common stock portfolio, a bond portfolio and money market instruments. The investment adviser allocates the Fund's assets among stocks, bonds, and money market instruments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds, and money market instruments). If the 10% limit of the Vanguard Asset Allocation Fund is reached by a Portfolio, the Trustees of Vanguard STAR Fund intend to retain the investment adviser of Vanguard Asset Allocation Fund directly as portfolio manager of such Portfolio's assets.

THE PORTFOLIOS AND
EACH UNDERLYING FUND
MAY INVEST IN
SHORT-TERM FIXED
INCOME SECURITIES       The Portfolios and their underlying Vanguard Funds are
                        authorized to invest temporarily in certain short-term fixed income securities for defensive purposes. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Each of the Portfolio's underlying Vanguard
                        Funds may also invest in such securities to take a temporarily defensive position against potential stock or bond market declines. These securities include:
                        obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIOS AND
EACH UNDERLYING FUND
MAY INVEST IN FUTURES
CONTRACTS AND OPTIONS   The Portfolios and their underlying Vanguard Funds may
                        invest in futures contracts and options to a limited extent. Specifically, the Portfolios' underlying funds including Total Stock Market Portfolio, European
                        Portfolio, Pacific Portfolio, Short-Term Corporate
                        Portfolio, Intermediate-Term Corporate Portfolio,
                        Long-Term Corporate Portfolio, GNMA Portfolio, and
                        Vanguard Asset Allocation Fund may invest in futures contracts and options. The Portfolios have no present intention of investing directly in futures contracts and options, but if they were to do so, investment decisions regarding such instruments would be made by Vanguard's
                        Core Management or Fixed Income Group.

                        Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures contracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or options transactions to leverage their assets.

                        The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and options by the underlying Funds are: (i) imperfect correlation between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Additionally, investments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                        The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures contract deposit; in addition the Portfolios and their underlying Funds may enter into futures contracts and options transactions to the extent that not more than 20% of their respective assets (50% with respect to Vanguard Asset Allocation Fund) are committed to such contracts or transactions.

EACH OF THE
PORTFOLIOS' UNDERLYING
FUNDS MAY LEND ITS
SECURITIES              Each of the Portfolios' underlying Funds, may lend their
                        investment securities to qualified institutional investors for the short-term purpose of realizing additional net investment income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                        Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS EXPECTED
TO BE LOW               The portfolio turnover rate is not expected to exceed
                        25% annually. A portfolio turnover rate of 25% for a
                        Portfolio would occur if one quarter of a Portfolio's
                        investments were sold within a year. The Fund's Officers
                        will purchase or sell securities: (i) to accommodate
                        purchases and sales of Portfolio shares; and (ii) to
                        maintain or modify the allocation of the Portfolios'
                        assets between the underlying Vanguard Funds in which
                        the Portfolios invest within the percentage limits
                        described under "Investment Policies."
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS             The Portfolios have adopted the following fundamental
                        limitations on its investment practices. Specifically, the Portfolios will not:

THE PORTFOLIOS HAVE
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS             (a)  borrow money except from banks for temporary or
                             emergency purposes, and then only in an amount not in excess of 5% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;
                        (b)  invest more than 25% of its assets in any one
                             industry, except for investment companies which are members of The Vanguard Group of Investment
                             Companies; and
                        (c)  under the terms of an Exemptive Order issued by the
                             Securities and Exchange Commission ("Commission") on February 7, 1985, Vanguard STAR Fund may not acquire more than 10% of the outstanding voting securities of any underlying Vanguard Fund unless and until the Commission issues a further Order increasing this limit. If Vanguard STAR Fund reaches such a limit with any underlying Vanguard
                             Fund, the Trustees will have to determine whether to apply to the Commission to increase the limit, stop sales of shares of a Portfolio, recommend that shareholders change the allocation limits on a Portfolio's assets, or take other suitable steps
                             (providing, however, that a Portfolio will not be required to redeem underlying Vanguard Fund shares if redemptions or other changes in an underlying Fund cause Vanguard STAR Fund to hold more than 10% of the shares of such underlying Fund).

                        These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

                        NOTICE TO OHIO INVESTORS. Vanguard STAR Fund does not meet the requirements of Ohio Administrative Rule 1301:6-3-09G in that it may invest more than 25% of its assets in a single issuer. However, the Fund's Portfolios invest only in Vanguard-sponsored mutual funds which, in turn, are prohibited from investing more than 5% of their total assets in the securities of any single issuer and may not purchase more than 10% of the outstanding voting securities of any issuer.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIOS

THE OFFICERS
MANAGE THE
PORTFOLIOS'
OPERATIONS              The Officers of the Fund manage the day-to-day operation
                        of the Portfolios. The Officers are directly responsible to the Fund's Board of Trustees. The Trustees, who are elected by the Fund's shareholders, determine how the assets of each Portfolio should be invested among the Vanguard Funds, set general policies for the Fund and choose its Officers. The Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The
                        Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group, Inc. and most of the Vanguard Funds within the Group. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                        The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securities and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Portfolios and the underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Portfolios and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

VANGUARD
ADMINISTERS AND
DISTRIBUTES
THE PORTFOLIOS          The Fund has entered into a Special Servicing Agreement
                        (the "Agreement") with Vanguard under which Vanguard will provide all management, administrative and distribution services to the Portfolios of the Fund.
                        Vanguard is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The Vanguard
                        Group of Investment Companies. The Vanguard Funds offer over 80 distinct investment portfolios with total assets in excess of $130 billion. Vanguard provides the Portfolios and other Funds in the Group with corporate management, administrative and distribution services
                        (similar to those provided to the Portfolios) on an at-cost basis. As a result of Vanguard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                        The Special Servicing Agreement provides that the Portfolios will pay for services to be rendered to the Portfolios by Vanguard on an "out of pocket" basis. The Portfolios will also bear the expenses of services provided by other parties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfolio to the cost of operating the underlying Vanguard Funds the Portfolios invest in and
                        (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolios. The Portfolios' contributions to Vanguard represent revenues Vanguard receives because the Portfolios bear their pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Portfolios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated the Portfolio's investment program by investing directly in the underlying Funds).

                        Although such cost savings are not certain, the Trustees believe that the reimbursements to be made by Vanguard to the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios. Therefore, the Portfolios are expected by the Trustees to operate at a very low, or zero, expense ratio. In the event that the economic benefits of operating the Portfolios exceed their actual costs, such benefits will be shared by each of the Funds in The Vanguard Group, including the underlying Funds in which the Portfolios invest.
--------------------------------------------------------------------------------

INVESTMENT
MANAGEMENT

THE FUND DOES NOT
EMPLOY AN
INVESTMENT
ADVISER The Portfolios do not employ an investment adviser and therefore do not pay advisory fees. The Portfolios do not have portfolio managers at this time. The determination of how the Portfolios' assets will be invested in certain of the Vanguard Funds is made by the Fund's Officers pursuant to the investment objective and policies set forth in this Prospectus and procedures and guidelines established by the Trustees. However, the Portfolios, as shareholders of each of the underlying Vanguard Funds, benefit from the investment advisory services of each of the underlying Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                        The Portfolios' underlying Funds are managed by the following investment advisers:

                            INVESTMENT ADVISER          PORTFOLIO'S UNDERLYING FUNDS
                        ---------------------------  -----------------------------------
                        The Vanguard Group, Inc.     Short-Term Corporate Portfolio and
                                                     Intermediate-Term Corporate
                                                     Portfolio
                                                       of Vanguard Fixed Income
                                                       Securities Fund
                                                     Total Stock Market Portfolio
                                                       of Vanguard Index Trust
                                                     European and Pacific Portfolios
                                                       of Vanguard International
                                                       Equity Index Fund
                        Mellon Capital Management    Vanguard Asset Allocation Fund
                        Wellington Management        GNMA and Long-Term Corporate
                          Company                    Portfolio of Vanguard Fixed
                                                       Income Securities Fund

VANGUARD'S
CORE MANAGEMENT
GROUP Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to Vanguard Index Trust -- Total Stock Market Portfolio and Vanguard International Equity Index Fund -- European and Pacific Portfolios. The Core Management Group also provides investment advisory services to other Vanguard Funds, including the remaining five Portfolios of Vanguard Index Trust, the third Portfolio of Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Balanced Index Fund and the Equity Index Portfolio of Vanguard Variable Insurance Fund, several Portfolios of the Vanguard Tax-Managed Fund, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II's assets, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $18 billion as of December 31, 1994.

VANGUARD'S
FIXED INCOME
GROUP Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis with respect to the Short-Term Corporate and Intermediate-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund. The Fixed Income Group provides advisory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt.

                        Total assets under management by the Fixed Income Group were approximately $55 billion as of December 31, 1994.

MELLON CAPITAL
MANAGEMENT              Mellon Capital Management is a professional counseling
                        firm which manages well-diversified stock and bond portfolios for institutional clients. As of December 31, 1994 the adviser provided investment advisory services to 399 clients and managed assets with an approximate value of $31.9 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, William Fouse, in 1972, and is used by 105 of its clients and accounts for approximately $11.6 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                        Vanguard Asset Allocation Fund pays Mellon Capital Management an annual basic fee equal to 0.20% on the first $100 million and 0.15% on assets greater than $100 million. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. As set forth in "Implementation of Policies," if the 10% limit of Vanguard Asset Allocation Fund is reached by any of the Portfolios, Mellon Capital Management will be retained to manage a portion of such Portfolio's assets directly. Such Portfolio would pay Mellon Capital Management an annual basic fee of equal to 0.15% of the assets of such Portfolio directly managed by Mellon Capital Management and the same incentive (penalty) fee as described above.

WELLINGTON
MANAGEMENT
COMPANY Wellington Management Company (WMC) is a professional investment counseling firm which globally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the Vanguard Funds. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                        The GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund pay WMC an annual advisory fee equal to .125 of 1% on the first $2.5 billion of the aggregate net assets of the three Portfolios; .100 of 1% on the next $2.5 billion of aggregate net assets; .075 of 1% on the next $2.5 billion; and .050 of 1% on the aggregate net assets of the three Portfolios greater than $7.5 billion. The advisory fee is then allocated to each Portfolio based on the relative net assets of each; provided, however, that following such allocation, the fee to be paid by the GNMA Portfolio is reduced by 75% and the fee paid to the Long-Term Corporate Portfolio is reduced by 50%. During the fiscal year ended January 31, 1995, the GNMA and Long-Term Corporate Portfolios paid annual advisory fees equal to .02 of 1% and .04 of 1% of average net assets, respectively.

                        Each Portfolio will purchase and sell the principal portion of its portfolio securities (i.e., shares of certain of the underlying Vanguard Funds) by dealing directly with the issuer. There will be no sales charges or commissions because the underlying Funds are offered on a no-load basis, without sales charges. Investments in short-term money market instruments and repurchase agreements usually will be principal transactions and will generally involve no brokerage commissions.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES               The Income and Conservative Growth Portfolios expect to
                        pay dividends quarterly from ordinary income, while the Moderate Growth and Growth Portfolios expect to pay dividends semi-annually from ordinary income. Capital gains distribution from the Portfolios, if any, will be made annually.

                        For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirement plans sponsored by Vanguard), dividend and capital gains distributions from the Portfolios must be reinvested in additional shares. For regular investment accounts, dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods for regular investment accounts in the Portfolios.

                        In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolios may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolios and received by shareholders on December 31 of the prior year.

                        Each Portfolio intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. The tax consequences of distributions from the Portfolios will vary according to the type of account you open.

                        If you open an IRA or other tax-deferred retirement account, dividend and capital gains distributions from the Portfolios will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contributions and withdrawals, depending on the type of tax-deferred account you have selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

                        If you open an account in one or more of the Portfolios outside a tax-deferred retirement account, the following tax rules will generally apply. For regular investment accounts, dividends paid by the Portfolios from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Distributions paid by the Portfolios from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares of the Portfolios.

                        Capital gains distributions are made when one or more of the Portfolios realizes net capital gains on sales of portfolio securities during the year. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                        Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolios. In addition, keep in mind that if you purchase shares of a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                        The Portfolios will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolios.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION              A sale of shares of a Portfolio is a taxable event and
                        may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds
                        (or two portfolios of a mutual fund).

                        Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                        Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification number and by certifying that you are not subject to backup withholding.

                        Vanguard STAR Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. Each Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                        The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolios.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF EACH
PORTFOLIO               The net asset value per share or "share price" for each
                        Portfolio is computed once each day at the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for business. The net asset value per share is determined by dividing the total value of each Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of each Portfolio. This determination is made by appraising each Portfolio's underlying investments
                        (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Exchange.

                        Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------


GENERAL
INFORMATION             Vanguard STAR Fund is a Pennsylvania business trust. The
                        Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering six classes of shares.


                        The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                        Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                        All securities and cash are held by Morgan Guaranty Trust Company, New York, N.Y. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES The Portfolios are designed primarily for tax-advantaged retirement accounts as well as other long-term investment savings plans. If you are establishing an Individual Retirement Account ("IRA") or other qualified retirement plan, you must complete the appropriate retirement plan agreement, i.e., the Adoption Agreement. If you are establishing a Portfolio account outside a Vanguard tax-deferred retirement plan, you may simply complete the Account Registration Form. In either case, please indicate the amount you wish to invest on the appropriate form. Your purchase must be equal to or greater than the $3,000 minimum initial investment ($500 for IRAs). (Please refer to the plan agreement for information on the maximum amount you may contribute or rollover to your retirement account.) If you need assistance in completing any forms, please call the Investor Information Department (1-800-662-7447). NOTE:
                        For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                        Because of the risks associated with common stock and bond investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with means of speculating on short-term stock and bond market movements. Consequently, the Portfolios reserve the right to reject any specific purchase (and exchange purchase) request. The Portfolios also reserve the right to suspend the offering of shares for a period of time.

                        Portfolio shares are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

IMPORTANT NOTE:
IRA AND
RETIREMENT PLAN
INVESTORS               This Shareholder Guide describes many of the services
                        available to Vanguard fund shareholders. Specific services described in this Shareholder Guide may not be available or may only be available in limited form for tax-deferred retirement accounts. If you are investing in a Portfolio through an IRA or other retirement plan, you should consult the retirement plan agreement, disclosure statement, and other Vanguard brochures for the services and procedures which pertain to your account. Please call our Investor Information Department
                        (1-800-662-7447) if you have any questions.

ADDITIONAL
INVESTMENTS             Subsequent investments in the Portfolios may be made by
                        mail ($100 minimum), exchange from another Vanguard
                        Fund account ($100 minimum), or Vanguard Fund Express.
                        For regular (non-retirement) accounts, additional
                        purchases may also be made by wire ($1,000 minimum). In
                        limited instances, contributions to retirement accounts
                        may be accepted by wire. Please call us for more
                        information on this option.
  ------------------------------------------------------------------------------

                                                               ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                          TO EXISTING ACCOUNTS

PURCHASING BY MAIL        Please include the amount            Additional investments
                          of your initial investment           should include the
Non-Retirement            on the registration form,            Invest-by-Mail remittance
Accounts, complete        make your check payable to           form attached to your
and sign the enclosed     The Vanguard                         Portfolio confirmation
Account Registration      Group-(Portfolio number),            statements. Please make
Form                      see below for appropriate            your check payable to The
                          number and mail to:                  Vanguard Group-(Portfolio
                                                               number), see below for
                          VANGUARD FINANCIAL CENTER            appropriate number, write
                          P.O. BOX 2600                        your account number on your
                          VALLEY FORGE, PA 19482               check and, using the re-
                                                               turn envelope provided,
                                                               mail to the address
                                                               indicated on the
                                                               Invest-by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER            All written requests should
registered mail,          455 DEVON PARK DRIVE                 be mailed to one of the
send to:                  WAYNE, PA 19087                      addresses indicated for new
                                                               accounts. Do not send
                                                               registered or express mail
                                                               to the post office box
                                                               address.

For IRAs or retirement
plans Complete the appropriate retirement plan adoption agreement and any other required documents. Make your check payable to Vanguard Fiduciary Trust Company and send application and check to the address indicated on your agreement.

                                     VANGUARD STAR FUND
                                     Income Portfolio -- 723
                                     Conservative Growth Portfolio -- 724
                                     Moderate Growth Portfolio -- 914
                                     Growth Portfolio -- 122
                       --------------------------------------------------------

PURCHASING BY WIRE

Money should be
wired to:

BEFORE WIRING

Please contact
Client Services
(1-800-662-2739)                     CORESTATES BANK, N.A.
                                     ABA 031000011
                                     CORESTATES NO. 0101 9897
                                     ATTN VANGUARD
                                     VANGUARD STAR FUND
                                     NAME OF PORTFOLIO
                                     ACCOUNT NUMBER
                                     ACCOUNT REGISTRATION

                        To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal

                        Funds wire purchase orders will be accepted only when the Fund and the Custodian Bank are open for business. IRAs and other tax-deferred accounts cannot be opened by wire. Please see "Opening an Account."

PURCHASING BY
EXCHANGE (from a
Vanguard account)       You may open an account and purchase shares by making an
                        exchange from an existing Vanguard account. However, the Portfolios reserve the right to refuse any exchange purchase request. To exchange by telephone, call our Client Services Department (1-800-662-2739). The new account will have the same registration as the existing account.

PURCHASING BY
FUND EXPRESS
Special Purchase &
Automatic Investment    The Fund Express Special Purchase option lets you move
                        money from your bank account to your Vanguard account on
                        an "as needed" basis. Or if you choose the Automatic
                        Investment option, money will be moved automatically
                        from your bank account to your Vanguard account on the
                        schedule (monthly, bimonthly [every other month],
                        quarterly or yearly) you select. To establish these Fund
                        Express options on regular investment accounts, please
                        provide the appropriate information on the Account
                        Registration Form. To establish Automatic Investment for
                        an IRA or other tax-deferred retirement plan (the
                        Special Purchase option is not available), contact our
                        Investor Information Department (1-800-662-7447) for an
                        application. We will send you a confirmation of your
                        Fund Express enrollment; please wait three weeks before
                        using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION If you invest in a Portfolio outside a tax-deferred retirement account, you must select one of three distribution options:

                        1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                           capital gains distributions will be reinvested in additional shares of the Portfolio. This option will be selected for you automatically unless you specify one of the other options.

                        2. CASH DIVIDEND OPTION -- Your dividends will be paid
                           in cash and your capital gains will be reinvested in additional shares of the Portfolio.

                        3. ALL CASH OPTION -- Both dividend and capital gains
                           distributions will be paid in cash.

                        You may change your option by calling our Client Services Department (1-800-662-2739).

                        In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

                        If you invest in a Portfolio through a tax-deferred retirement account, your dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio. If you change this automatic reinvestment option, you should be aware that "cash" dividends or capital gains will be considered taxable distributions from your account.
--------------------------------------------------------------------------------

TAX CAUTION

NON-RETIREMENT
INVESTORS SHOULD
ASK ABOUT THE TIMING
OF CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING        Under Federal tax laws, the Portfolios are required to
                        distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own shares of the Portfolios as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                        Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolios' annual capital gains distributions normally occur in December, while income dividends are generally paid quarterly in March, June, September, and December for the Income and Conservative Growth Portfolio and semi-annually in June and December for the Moderate Growth and Growth Portfolios. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING
OPTIONAL SERVICES       The easiest way to establish optional Vanguard services
                        on a regular investment account is to select the options you desire when you complete your Account Registration
                        Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU
                        MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION
                        AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT
                        SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER
                        ASSISTANCE.

SIGNATURE
GUARANTEES              For our mutual protection, we may require a signature
                        guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                        SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY
                        PUBLIC.

CERTIFICATES            Share certificates will not be available for the
                        Portfolios.

BROKER-DEALER
PURCHASES               If you purchase shares in Vanguard Funds through a
                        registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING
TRADES The Fund will not cancel any trade (e.g., purchase, redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED             Your trade date is the date on which your account is
                        credited. If your purchase is made by check, Federal
                        Funds wire or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date. Vanguard will not accept third-party checks to open an account. Please be sure your purchase check is made payable to the Vanguard Group.

                        In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. For a regular investment account in the Portfolios, you may initiate a request by writing or by telephoning. For an IRA or other tax-deferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                        If you invest in the Portfolios through an IRA or other tax-deferred retirement plan, you should be aware that any distributions prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to another IRA or qualified plan within 60 days.

SELLING BY MAIL         Requests should be mailed to VANGUARD FINANCIAL CENTER,
                        VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA
                        19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard STAR
                        Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                        The redemption price of shares will be a Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
  ------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER              GOOD ORDER means that the request includes the
                        following:

                        1. The account number and Fund and Portfolio name.
                        2. The amount of the transaction (specified in dollars
                           or shares).
                        3. Signatures of all owners EXACTLY as they are
                           registered on the account.

                        4. Any required signature guarantees.
                        5. Other supporting legal documentation that might be
                           required, in the case of estates, corporations, trusts, and certain other accounts.

                        IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
                        -------------------------------------------------------

SELLING BY
TELEPHONE               To sell shares by telephone, you or your pre-authorized
                        representative may call our Client Services Department
                        at 1-800-662-2739. The proceeds will be sent to you by
                        mail. Please see "Important Information About Telephone
                        Transactions."
                        -------------------------------------------------------

SELLING BY FUND
EXPRESS

Automatic Withdrawal
& Special Redemption    If you select the Fund Express Automatic Withdrawal
                        option, money will be automatically moved from your
                        Vanguard Fund account to your bank account according to
                        the schedule you have selected. The Special Redemption
                        option (not available for IRA's or other retirement
                        accounts) lets you move money from your Vanguard account
                        to your bank account on an "as needed" basis. To
                        establish these Fund Express options, please provide the
                        appropriate information on the Account Registration
                        Form. We will send you a confirmation of your Fund
                        Express service; please wait three weeks before using
                        the service.
                        -------------------------------------------------------

SELLING BY EXCHANGE     You may sell shares by making an exchange into another
                        Vanguard Fund account. Please see "Exchanging Your
                        Shares" for details.
                        -------------------------------------------------------
IMPORTANT
REDEMPTION
INFORMATION             Shares purchased by check or Fund Express may be
                        redeemed at any time. However, your redemption proceeds
                        will not be paid until payment for the purchase is
                        collected, which may take up to ten calendar days.
                        -------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS                Redemption requests received by telephone prior to the
                        close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day. Please note: the telephone redemption option is available only for non-retirement accounts. Redemptions from retirement accounts must be made in writing.

                        Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                        Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                        If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                        The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                        If the Board of Trustees determines that it would be
                        detrimental to the best interests of the Portfolio's
                        remaining shareholders to make payment in cash, the
                        Portfolios may pay redemption proceeds in whole or in
                        part by a distribution in kind of readily marketable
                        securities.
                        -------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT          If you make a redemption from a qualifying account,
                        Vanguard will send you an Average Cost Statement which
                        provides you with the tax basis of the shares you
                        redeemed. Please see "Other Vanguard Services" for
                        additional information.
                        -------------------------------------------------------
MINIMUM ACCOUNT
BALANCE REQUIREMENT     Due to the relatively high cost of maintaining smaller
                        accounts, the Portfolios reserve the right to redeem shares in any account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                        The Portfolio's minimum account balance requirement will not apply if your account falls below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------
EXCHANGING YOUR
SHARES

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)        Should your investment goals change, you may exchange
                        your shares of a Portfolio for those of other available
                        Vanguard Funds.

                        When exchanging shares by telephone, please have ready
                        the Portfolio name, account number, Social Security
                        Number or Employer Identification number listed on the
                        account and exact name and address in which the account
                        is registered. Only the registered shareholder may
                        complete such an exchange. Requests for telephone
                        exchanges received prior to the close of trading on the
                        New York Stock Exchange (generally 4:00 p.m. Eastern
                        time) are processed at the close of business that same
                        day. Requests received after the close of the Exchange
                        are processed the next business day. FOR REGULAR
                        INVESTMENT ACCOUNTS, TELEPHONE EXCHANGES ARE NOT
                        ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND,
                        VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY
                        INDEX FUND AND VANGUARD QUANTITATIVE PORTFOLIOS. If you
                        experience difficulty in making a telephone exchange,
                        your exchange request may be made by regular or express
                        mail, and it will be implemented at the closing net
                        asset value on the date received by Vanguard, provided
                        the request is received in Good Order.
                        -------------------------------------------------------
EXCHANGING BY MAIL      Please be sure to include on your exchange request the
                        name and account number of your current Fund, the name
                        of the Fund you wish to exchange
                        into, the amount you wish to exchange, and the
                        signatures of all registered account holders. Send your
                        request to VANGUARD FINANCIAL CENTER, VANGUARD STAR
                        FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For
                        express or registered mail, send your request to
                        Vanguard Financial Center, Vanguard STAR Fund, 455 Devon
                        Park Drive, Wayne, PA 19087.)
                        -------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION             Before you make an exchange, you should consider the
                        following:

                        - Please read the Fund's prospectus before making an
                          exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                        - An exchange between non-retirement accounts is treated
                          as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                        - Exchanges are accepted only if the registrations and
                          the Taxpayer Identification numbers of the two accounts are identical.

                        - The shares to be exchanged must be on deposit and not
                          held in certificate form.

                        - New accounts are not currently accepted in the
                          Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                        - The redemption price of shares redeemed by exchange is
                          the net asset value next determined after Vanguard has received all required documentation in Good Order.

                        - When opening a new account by exchange, you must meet
                          the minimum investment requirement of the new Fund.

                        Every effort will be made to maintain the exchange privilege. However, the Portfolios reserve the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. Shareholders would be notified prior to any material change in the Fund's exchange policy.

                        The exchange privilege is only available in states in
                        which the shares of the Portfolio are registered for
                        sale. The Portfolio's shares are currently registered
                        for sale in all 50 states and the Portfolio intends to
                        maintain such registration.
--------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
LIMITATIONS             The Portfolios' exchange privileges are not intended to
                        afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios and increase transaction costs, the Portfolios have established a policy of limiting excessive exchange activity.

                        Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolios during any twelve month period. Notwithstanding these limitations, the Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS            The ability to initiate redemptions (except wire
                        redemptions) and exchanges is automatically established on your non-retirement investment account unless you request in writing that telephone transactions on your account not be permitted. The telephone exchange option is automatically established on retirement accounts.

                        To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                        1. SECURITY CHECK. To request a transaction by
                           telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                        2. PAYMENT POLICY. The proceeds of any telephone
                           redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                        Neither the Portfolios nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION            You may transfer the registration of any of your
                        Portfolio non-retirement account shares to another
                        person by completing a transfer form and sending it to:
                        VANGUARD FINANCIAL CENTER, P.O. BOX 1110, VALLEY FORGE,
                        PA 19482, ATTENTION: TRANSFER DEPARTMENT. The request
                        must be in Good Order. To request a transfer form and
                        full instructions, please call our Client Services
                        Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                        Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their

                        Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.

                        Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES Many of these services are not available to (or appropriate for) retirement account shareholders. For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE         With Vanguard's Direct Deposit Service, most U.S.
                        Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE        Vanguard's Automatic Exchange Service allows you to move
                        money automatically among your Vanguard Fund accounts.
                        For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                        The minimum amount that can be transferred by telephone is $100. However, if you have established one of the automatic options, the minimum amount is $50. The maximum amount that can be transferred using any of the options is $100,000.

                        Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT            Vanguard's Tele-Account is a convenient, automated
                        service that provides share price, price change and
                        yield quotations on Vanguard Funds through any
                        TouchTone(TM) telephone. This service also lets you
                        obtain
                        information about your account balance, your last
                        transaction, and your most recent dividend or capital
                        gains payment. To contact Vanguard's Tele-Account
                        service, dial 1-800-ON-BOARD (1-800-662-6273). A
                        brochure offering detailed operating instructions is
                        available from our Investor Information Department
                        (1-800-662-7447).
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------

                 [VANGUARD LIFESTRATEGY FUNDS LOGO]
                 ----------------------------------

                 THE VANGUARD GROUP
                   OF INVESTMENT
                   COMPANIES
                 Vanguard Financial Center
                 P.O. Box 2600
                 Valley Forge, PA 19482

                 INVESTOR INFORMATION
                   DEPARTMENT:
                 1-800-662-7447 (SHIP)

                 CLIENT SERVICES
                   DEPARTMENT:
                 1-800-662-2739 (CREW)

                 TELE-ACCOUNT FOR
                   24-HOUR ACCESS:
                 1-800-662-6273 (ON-BOARD)

                 TELECOMMUNICATION SERVICE
                   FOR THE HEARING-IMPAIRED:
                 1-800-662-2738

                 TRANSFER AGENT:
                 The Vanguard Group, Inc.
                 Vanguard Financial Center
                 Valley Forge, PA 19482
     P088                                                 081495

----------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD LIFESTRATEGY FUNDS LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- APRIL 10, 1996

--------------------------------------------------------------------------------

PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVES AND
POLICIES Vanguard STAR Fund is an open-end non-diversified investment company which seeks to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus. The Fund consists of six portfolios; however, this prospectus relates only to four Portfolios, Income, Conservative Growth, Moderate Growth, and Growth Portfolios. This prospectus relates to the latter four Portfolios (the "Portfolios"). These four Portfolios invest in up to nine Vanguard mutual funds, representing different combinations of stocks, bonds and reserves and reflecting varying degrees of potential investment risk and reward. There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Portfolios are investment options under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

                      If you have any questions about these Portfolios, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolios before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about Vanguard STAR Fund has been filed with the Securities and Exchange Commission. This
                      Statement is dated April 10, 1996 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                 Page                                       Page                                     Page
Highlights ........................ 2      Investment Risks .................  9      Dividends, Capital Gains
Portfolio Expenses ................ 4      Who Should Invest ................ 11        and Taxes .................... 20
Financial Highlights .............. 5      Implementation of                          The Share Price of Each
Yield and Total Return ............ 6        Policies ....................... 12        Portfolio .................... 20
        PORTFOLIO INFORMATION              Investment Limitations ........... 15      General Information ............ 20
Investment Objectives ............. 6      Management of the Portfolios ..... 16             SERVICE GUIDE
Investment Policies ............... 8      Investment Management ............ 18       Participating in Your Plan .... 22

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS


OBJECTIVES AND
POLICIES Vanguard STAR Fund is an open-end non-diversified investment company which seeks to maximize total investment return subject to the investment restrictions and asset allocation policies described in the prospectus. The Fund consists of six portfolios; however this prospectus relates to only the Income, Conservative Growth, Moderate Growth, and Growth Portfolios. These four Portfolios invest in up to nine Vanguard mutual funds, representing different combinations of stocks, bonds, and reserves and reflecting varying degrees of potential investment risk and reward. In order to meet their objectives the Portfolios invest in other Vanguard Funds.
                                                                         PAGE 6

--------------------------------------------------------------------------------

FOUR SEPARATE
PORTFOLIOS            Investors may choose to invest in any of the four
                      Portfolios, collectively known as Vanguard LIFEStrategy
                      Funds, based on personal objectives, time horizons, risk tolerances, and financial circumstances:

                      Income Portfolio -- seeks to provide current income.

                      Conservative Growth Portfolio -- seeks to provide current income and low to moderate growth of capital.

                      Moderate Growth Portfolio -- seeks to provide growth of capital and a reasonable level of current income.

                      Growth Portfolio -- seeks to provide growth of
                      capital.                                            PAGE 6
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       The Portfolios differ in terms of stock market risk, bond
                      market risk, and inflation risk. STOCK MARKET RISK is the possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Conservative Growth, Moderate Growth and Growth
                      Portfolios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET RISK is the possibility that bonds prices will decline over short or long periods due primarily to changes in market interest rates. INFLATION
                      RISK is the possibility that rising prices for goods and services will erode the real return of an investment in stocks, bonds or reserves.

                      Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investments these Portfolios have in stock funds. While the other two Portfolios, Income and Conservative Growth, will have higher exposure to bond market risk because of the significant investment exposure these Portfolios have in bond funds. These two Portfolios are also considered to have greater inflation risk because of their significant exposure to bonds and reserves.
                                                                          PAGE 9
--------------------------------------------------------------------------------

THE VANGUARD
GROUP The Officers of the Fund manage the Portfolios day-to-day operations. The Officers are directly responsible to the Fund's Board of Trustees. The Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The Vanguard Group,

                      Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group and most of the Funds within the
                      Group.                                             PAGE 16
--------------------------------------------------------------------------------

INVESTMENT
MANAGEMENT            The Portfolios do not currently employ investment advisers and therefore do not pay advisory fees. The Portfolios
                      currently do not have portfolio managers. The
                      determination of how the Portfolios' assets will be
                      invested in certain Vanguard funds is made by the Fund's
                      Officers pursuant to the investment objectives and
                      policies. However, the Portfolios as shareholders of each
                      of the underlying Vanguard funds, benefit from the
                      investment advisory services of each of the underlying
                      funds and will indirectly bear their proportionate share
                      of any investment advisory fees paid by those Funds.
                                                                         PAGE 18
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES       The Income and Conservative Growth Portfolios will make
                      quarterly dividend distributions; while the Moderate
                      Growth and Growth Portfolios will make semi-annual
                      dividend distributions. Capital gains distributions, if
                      any, will be made annually for each Portfolio.     PAGE 20
--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolios. The expenses and fees set forth in the table are estimates for each Portfolio's first full year of operations.

                                                                   CONSERVATIVE    MODERATE
                            SHAREHOLDER TRANSACTION      INCOME       GROWTH        GROWTH        GROWTH
                                    EXPENSES            PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                           --------------------------   ---------   -----------    ---------     ---------
                           Sales Load Imposed on
                             Purchases...............   None         None          None          None
                           Sales Load Imposed on
                             Reinvested Dividends....   None         None          None          None
                           Redemption Fees...........   None         None          None          None
                           Exchange Fees.............   None         None          None          None

                                                                   CONSERVATIVE    MODERATE
                                  ANNUAL FUND            INCOME       GROWTH        GROWTH        GROWTH
                               OPERATING EXPENSES       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                           --------------------------   ---------   -----------    ---------     ---------
                           Management &
                             Administrative
                             Expenses................   None         None           None          None
                           Investment Advisory
                             Fees....................   None         None           None          None
                           12b-1 Fees................   None         None           None          None
                           Other Expenses
                             Distribution Costs......   None         None           None          None
                             Miscellaneous
                               Expenses..............   None         None           None          None
                           Total Other Expenses......   None         None           None          None
                                                        ---------    ----------     ---------     ---------
                                    TOTAL OPERATING
                                      EXPENSES.......   NONE          NONE          NONE          NONE
                                                        =========     =========     =========     =========


                      The purpose of these tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.

                      The Portfolios did not incur any expenses in fiscal year 1994, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the expenses of the underlying Vanguard Funds in which the Portfolios invest.

                      The following chart provides the indirect expense ratio for each Portfolio based on its investments in the underlying Vanguard Funds, for the period ended December 31, 1994:

                                                                   CONSERVATIVE     MODERATE
                                                     INCOME           GROWTH         GROWTH        GROWTH
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                    ---------      ------------     --------      --------
                         Indirect Expense Ratio....   0.35%            0.34%          0.33%         0.32%

                      Using the above indirect expense ratios for the Portfolios, the following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted previously, the Portfolios charge no redemption fees of any kind.

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                        -------     -------     -------     --------
                        Income Portfolio..............    $4          $11         $20         $44
                        Conservative Growth
                          Portfolio...................    $3          $11         $19         $43
                        Moderate Growth Portfolio.....    $3          $11         $19         $42
                        Growth Portfolio..............    $3          $10         $18         $41

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights, insofar as they relate to the period ended December 31, 1994, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the LIFEStrategy Fund's financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1994 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1994 Annual
                      Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor
                      Information Department at 1-800-662-7447.

                                                                                CONSERVATIVE   MODERATE
                                                                     INCOME        GROWTH       GROWTH     GROWTH
                                                                    PORTFOLIO    PORTFOLIO     PORTFOLIO  PORTFOLIO
                                                                    -----------------------------------------------
                                                                          SEPTEMBER 30+ TO DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $ 10.00       $10.03       $10.08     $ 10.10
                                                                     -------    ---------      -------     -------
INVESTMENT OPERATIONS
  Income Distributions Received...................................       .14          .14          .14         .13
  Capital Gain Distributions Received.............................        --          .01          .01         .02
                                                                     -------    ---------      -------     -------
  Total Distributions Received....................................       .14          .15          .15         .15
  Net Realized and Unrealized Gain (Loss) on Investments..........      (.12)        (.14)        (.22)       (.16)
                                                                     -------    ---------      -------     -------
    TOTAL FROM INVESTMENT OPERATIONS..............................       .02          .01         (.07)       (.01)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends From Net Investment Income............................      (.14)        (.14)        (.14)       (.14)
  Distributions From Realized Capital Gains.......................        --         (.01)        (.01)       (.02)
                                                                     -------    ---------      -------     -------
    TOTAL DISTRIBUTIONS...........................................      (.14)        (.15)        (.15)       (.16)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................................     $9.88        $9.89        $9.86       $9.93
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................................      0.20%        0.10%       (0.70)%     (0.10)%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..............................       $11          $41          $35         $38
Ratio of Expenses to Average Net Assets...........................         0%           0%           0%          0%
Ratio of Net Investment Income to Average Net Assets..............      7.31%*       7.07%*       7.10%*      7.06%*
Portfolio Turnover Rate...........................................         1%           0%           0%          1%
* Annualized.
+ Commencement of Operations.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Portfolios may advertise their yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolios refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolios to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES            The objective of the Portfolios is to maximize total
                      investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus.
                      Specifically:

                      - The INCOME PORTFOLIO seeks to provide current income.

                      - The CONSERVATIVE GROWTH PORTFOLIO seeks to provide
                        current income and low to moderate growth of capital.

                      - The MODERATE GROWTH PORTFOLIO seeks to provide growth of capital and a reasonable level of current income.

                      - The GROWTH PORTFOLIO seeks to provide growth of capital.

                      The investment objectives of the Portfolios are summarized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and stability of principal:

                                       PORTFOLIO NAME             INCOME   GROWTH OF CAPITAL   RISK OF PRINCIPAL
                                      ---------------             -------  -----------------   -----------------
                            Income Portfolio....................  High     Negligible          Medium
                            Conservative Growth Portfolio.......  Medium   Low                 Low
                            Moderate Growth Portfolio...........  Medium   Low to Medium       Low
                            Growth Portfolio....................  Low      Medium to High      Very Low

                      There is no assurance that the Portfolios will achieve their stated objectives.

                      This investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a
                      majority of shareholders.
--------------------------------------------------------------------------------
ASSET ALLOCATION
FRAMEWORK             Asset allocation between stocks, bonds and reserves is the most critical investment decision an investor makes.
                      Selecting the appropriate mix should be based on personal objectives, time horizons and risk tolerances. These
                      Portfolios provide different types of investors with a simple way to meet target asset allocations.

                      In order to achieve their investment objectives, the Portfolios maintain different allocations of stocks, bonds and reserves1, reflecting varying degrees of potential investment risk and reward. These asset class allocations provide investors with four diversified, distinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected asset allocation for each
                      Portfolio:

                        Income Portfolio          Conservative Growth Portfolio

                        Equity...........20%             Equity..........40%
                        Bonds............60%             Bonds...........40%
                        Reserves.........20%             Reserves........20%

                          Allocation Ranges               Allocation Ranges
                        --------------------             -------------------
                        Stocks....... 5%-30%             Stocks......25%-50%
                        Bonds........45%-75%             Bonds.......30%-60%
                        Reserves.....20%-50%             Reserves....20%-50%

                      Moderate Growth Portfolio           Growth Portfolio

                        Equity...........60%             Equity..........80%
                        Bonds............40%             Bonds...........20%

                          Allocation Ranges               Allocation Ranges
                        --------------------             -------------------
                        Stocks.......45%-75%             Stocks......60%-90%
                        Bonds........25%-55%             Bonds.......10%-40%
                        Reserves..... 0%-30%             Reserves.... 0%-30%

                    (1) "Reserves" will consist of the VFISF Short-Term
                        Corporate Portfolio and cash instruments held by VAAF.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES               Each Portfolio seeks to achieve its objective by
                       investing in a different combination of other Vanguard
THE PORTFOLIOS INVEST  Funds. As investments for the Portfolios, the Trustees
IN A DIVERSIFIED       have chosen Vanguard Index Trust ("VIT") -- Total Stock
PORTFOLIO OF           Market Portfolio, Vanguard International Equity Index
VANGUARD FUNDS         Fund ("VIEIF") -- European and Pacific Portfolios,
                       Vanguard Asset Allocation Fund ("VAAF"), and Vanguard
                       Fixed Income Securities Fund ("VFISF") -- Short-Term
                       Corporate, Intermediate-Term Corporate, Long-Term
                       Corporate, and GNMA Portfolios to be the underlying investments of the Portfolios. Each Portfolio invests in these Funds using fixed formulas in order to provide investors with the targeted asset allocation. Below is a table showing, by investment category, how the Portfolios will invest in the selected Vanguard Funds.


                                                    INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                                  PERCENT OF    PERCENT OF
                                                                     PERCENT OF  CONSERVATIVE    MODERATE    PERCENT OF
                               INVESTMENT         UNDERLYING           INCOME       GROWTH        GROWTH      GROWTH
                                CATEGORY         VANGUARD FUNDS       PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO
                           ------------------  ------------------     ---------   -----------    ---------   ----------

                           Stocks                VIT -- Total Stock
                           - US                  Market Portfolio...       5%           20%           35%          50%
                                                 VIEIF -- European
                                                 and Pacific
                           - International       Portfolios(1)......       0%            5%           10%          15%
                                                 VFISF -- STCorp,
                                                 ITCorp, LTCorp,
                           Bonds                 GNMA Portfolios(2).      50%           30%           30%          10%
                                                 VFISF -- STCorp
                           Reserves              Portfolio..........      20%           20%            0%           0%
                           Asset Allocation      Vanguard Asset
                           Component             Allocation Fund....      25%           25%           25%          25%
                                                                      --------     ---------      --------     --------
                                                 Total..............     100%          100%          100%         100%

                          (1) The Portfolios will invest in the European and Pacific Portfolios so that the combined weights parallel the Morgan Stanley Capital International -- EAFE Index.
                          (2) The Portfolios will divide their investments equally (i.e. 25% each) between these four
                              VFISF Portfolios.


                      The allocation of each Portfolio's assets among the Vanguard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                      The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                      From time to time, the Portfolios' investments in the underlying Vanguard Funds may be limited by several factors. First, each Portfolio is not permitted to purchase more than 10% of the outstanding shares of an individual Vanguard Fund. Second, the Board of Directors of any of the underlying Vanguard Funds may impose limits on additional investments in a particular Fund.

                      See "Implementation of Policies" for a description of other investment practices of the Portfolios.
--------------------------------------------------------------------------------

INVESTMENT RISKS      Like any investment program, an investment in one or more
                      of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and reserves, the Portfolios are subject to different levels of stock market, bond market and inflation risks.

MARKET RISK --        Stock market risk is the possibility that stock prices in
STOCKS                general will decline over short or even extended periods.
                      The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock markets can be volatile, if not more volatile than investments in US markets.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %     +23.9%       +20.1%       +16.9%
                        Worst       -43.3       -12.5        - 0.9        + 3.1
                        Average     +12.2       +10.2        +10.7        +10.7

                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1994. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and interim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many investors to recover their losses (assuming dividends were reinvested). And if you invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK --        The bond market is typically less risky than the stock
BONDS                 market, although there have been times when some bonds
                      were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide.
                      Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its maturity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices generally rise.

                      From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of common stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclusively in common stocks.

INFLATION RISK        Like market risk, inflation represents a significant
                      threat to even a well-diversified portfolio because inflation erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged 3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks.
                      For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

FOREIGN               The Conservative Growth, Moderate Growth and Growth
SECURITIES' RISK      Portfolios may invest in Foreign securities. For U.S.
                      investors, the returns of foreign investments are influenced by not only the returns on foreign common stocks themselves, but also by currency risk -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

                      The Portfolios are concentrated in investment companies of The Vanguard Group, so investors should be aware that each Portfolio's performance is directly related to the investment performance of the Vanguard Funds in which it invests and each Portfolio's allocation among the Funds. First, changes in the net asset values of the underlying Vanguard Funds affect each Portfolio's net asset value. Second, over the long-term, each Portfolio's ability to meet its investment objective depends on the underlying Vanguard Funds meeting their investment objectives.

INVESTORS ARE         While the Portfolios do not directly hold securities, the
SUBJECT TO            Portfolios are subject to manager risk of the underlying
MANAGER RISK          Funds, which is the possibility that the underlying Funds'
                      portfolio managers may fail to execute the underlying
                      Funds' investment strategies effectively. As a result, the
                      Portfolios may fail to meet their stated objectives.
--------------------------------------------------------------------------------

WHO SHOULD            The Portfolios are designed for investors who are planning
INVEST                for retirement or who are in retirement and maintain
                      investments in certain tax-advantaged accounts and/or
INVESTORS SEEKING     other long-term investment savings. Because of the risks
A BALANCED            associated with common stock and bond investments, the
RETIREMENT            Portfolios are intended to be long-term investment
INVESTMENT PROGRAM    vehicles and are not designed to provide investors with a
                      means of speculating on market movements. Specifically:

                      - The INCOME PORTFOLIO may be suitable for investors
                        seeking current income. Investors should have sufficient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Portfolio is most suitable for investors with a lower tolerance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                      - The CONSERVATIVE GROWTH PORTFOLIO is suitable for
                        investors who are seeking current income and low to moderate growth of capital. Investors should have both sufficient time and tolerance for investment volatility to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                      - The MODERATE GROWTH PORTFOLIO is suitable for investors
                        who are still seeking reasonable stock market exposure, but who are not willing to take the substantial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment volatility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time horizon.
                        Example: investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s.

                      - The GROWTH PORTFOLIO is suitable for investors seeking
                        the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfolio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to retire in their early to mid 60s.

                      Investors can choose any of these four Portfolios, depending on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfolio.

                      The Portfolios may be especially suitable for tax-advantaged retirement accounts, including: Individual Retirement Accounts (IRAs), Simplified Employee Plans
                      (SEPs), 403(b)(7) tax-sheltered retirement plans for employees of non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans. While the Portfolios are specifically designed for tax-advantaged retirement accounts, shares may also be purchased by investors for other long-term general retirement savings purposes.

                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolios' shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios reserve the right to suspend the offering of their shares.
--------------------------------------------------------------------------------

IMPLEMENTATION        The Vanguard Funds in which the Portfolios invest, as well
OF POLICIES           as certain other investment practices of the Portfolios,
                      are described below. Investors desiring more information on an underlying Vanguard Fund described below should call
                      Vanguard's Participant Services Department at
                      (1-800-523-1188) for the prospectus.

THE PORTFOLIOS        The TOTAL STOCK MARKET PORTFOLIO is one of six Portfolios
INVEST IN UP          of Vanguard Index Trust, an open-end diversified
TO THREE              investment company. The Total Stock Market Portfolio is an
EQUITY FUNDS          index fund which seeks to match the investment performance of the Wilshire 5000 Index, an index consisting of all regularly and publicly traded US stocks. The Total Stock
                      Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically selected sample of the more than 6,000 stocks included in the Index.

                      The EUROPEAN AND PACIFIC PORTFOLIOS are two of three Portfolios of Vanguard International Equity Index Fund, an open-end diversified investment company. The European Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Europe
                      (Free) Index, a diversified, capitalization-weighted index comprised of companies located in 14 European countries. The Pacific Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Pacific Index, a diversified, capitalization-weighted index comprised of companies located in Australia, Japan, Hong Kong, New Zealand and Singapore. Both the European and Pacific Portfolios attempt to match their indexes by investing in statistically selected samples of the stocks included in their respective indexes.

                      All four Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the European and Pacific Portfolios.

                      These three equity index funds are not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the funds use a "passive" or indexing investment approach to duplicate the results of their respective indexes. The three index funds do not pay advisory fees. All index matching services are provided to the three funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS        The Short-Term Corporate, Intermediate-Term Corporate,
INVEST IN FOUR        Long-Term Corporate and GNMA Portfolios of Vanguard Fixed
VANGUARD BOND         Income Securities Fund are bond funds, which seek to
PORTFOLIOS            provide current income by investing in fixed-income
                      securities. The four Portfolios have distinct investment policies.

                      The SHORT-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. The INTERMEDIATE-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of five to ten years. The LONG-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of 15 to 25 years.

                      Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A, or BBB). At least 80% of the Portfolios' assets will be invested in straight debt securities and at least 70% of the Portfolio's assets will be rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      Under normal circumstances, the GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA") securities, which offer the combined benefits of a U.S. Government guarantee of timely payment of interest and principal and yields that usually exceed those of comparable U.S. Treasury securities.

                      GNMA certificates are mortgage-backed securities representing proportionate ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

                      As mortgage-backed securities, GNMA certificates differ from ordinary corporate or government bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to holders of the certificates (such as the GNMA Portfolio). Upon receipt, principal payments are used by the GNMA Portfolio to purchase additional GNMA certificates or other U.S. Government guaranteed securities.

                      The GNMA Portfolio is exposed to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are likely to refinance their home mortgages, which causes the principal on GNMA certificates held by the GNMA Portfolio to be "prepaid" earlier than expected. The GNMA Portfolio must then reinvest the unanticipated principal in new GNMA certificates, which reduces the income earned by the GNMA Portfolio.

                      Besides investing in GNMA certificates, the GNMA Portfolio may invest up to 15% of its net assets in restricted securities (securities which are not freely marketable or which are subject to restrictions on sale under the Securities Act of 1933).

                      Each Portfolio will invest a portion of its assets in the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate and GNMA Portfolios.

ALL FOUR PORTFOLIOS   VANGUARD ASSET ALLOCATION FUND, an open-end diversified
INVEST IN AN ASSET    investment company, allocates its assets among a common
ALLOCATION COMPONENT  stock portfolio, a bond portfolio and money market instruments. The investment adviser allocates the Fund's assets among stocks, bonds, and money market instruments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds, and money market instruments). If the 10% limit of the Vanguard
                      Asset Allocation Fund is reached by a Portfolio, the Trustees of Vanguard STAR Fund intend to retain the investment adviser of Vanguard Asset Allocation Fund directly as portfolio manager of such Portfolio's assets.

THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds are
EACH UNDERLYING FUND  authorized to invest temporarily in certain short-term
MAY INVEST IN         fixed income securities for defensive purposes. Such
SHORT-TERM FIXED      securities may be used to invest uncommitted cash balances
INCOME SECURITIES     or to maintain liquidity to meet shareholder redemptions.
                      Each of the Portfolio's underlying Vanguard Funds may also invest in such securities to take a temporarily defensive position against potential stock or bond market declines.
                      These securities include: obligations of the U.S.
                      Government and its agencies and instrumentalities;
                      commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds may
EACH UNDERLYING FUND invest in futures contracts and options to a limited MAY INVEST IN FUTURES extent. Specifically, the Portfolios' underlying funds CONTRACTS AND OPTIONS including Total Stock Market Portfolio, European
                      Portfolio, Pacific Portfolio, Short-Term Corporate
                      Portfolio, Intermediate-Term Corporate Portfolio,
                      Long-Term Corporate Portfolio, GNMA Portfolio, and
                      Vanguard Asset Allocation Fund may invest in futures contracts and options.

                      Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures contracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or options transactions to leverage their assets.

                      The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and options by the underlying Funds are: (i) imperfect correlation between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Additionally, investments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                      The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures contract deposit. In addition the Portfolios and their underlying Funds may enter into futures contracts and options transactions to the extent that not more than 20% of their respective assets (50% with respect to Vanguard Asset Allocation Fund) are committed to such contracts or transactions.

EACH OF THE           Each of the Portfolios' underlying Funds, may lend their
PORTFOLIOS'           investment securities to qualified institutional investors
UNDERLYING FUNDS      for the short-term purpose of realizing additional net
MAY LEND ITS          investment income. Loans of securities by a Fund will be
SECURITIES            collateralized by cash, letters of credit, or securities
                      issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER    The portfolio turnover rate is not expected to exceed 25%
IS EXPECTED           annually. A portfolio turnover rate of 25% for a Portfolio
TO BE LOW             would occur if one quarter of a Portfolio's investments
                      were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Portfolio shares; and (ii) to maintain or modify the
                      allocation of the Portfolios' assets between the
                      underlying Vanguard Funds in which the Portfolios invest
                      within the percentage limits described under "Investment
                      Policies."
--------------------------------------------------------------------------------

INVESTMENT            The Portfolios have adopted the following fundamental
LIMITATIONS           limitations on its investment practices. Specifically, the
                      Portfolios will not:

THE PORTFOLIOS        (a) borrow money except from banks for temporary or
HAVE ADOPTED              emergency purposes, and then only in an amount not in
CERTAIN FUNDAMENTAL       excess of 5% of the lower of the market value or cost
LIMITATIONS               of its assets, in which case it may pledge, mortgage
                          or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;

                      (b) invest more than 25% of its assets in any one
                          industry, except for investment companies which are members of The Vanguard Group of Investment Companies; and

                      (c) under the terms of an Exemptive Order issued by the
                          Securities and Exchange Commission ("Commission") on February 7, 1985, Vanguard STAR Fund may not acquire more than 10% of the outstanding voting securities of any underlying Vanguard Fund unless and until the Commission issues a further Order increasing this limit. If Vanguard STAR Fund reaches such a limit with any underlying Vanguard Fund, the Trustees will have to determine whether to apply to the Commission to increase the limit, stop sales of shares of a Portfolio, recommend that shareholders change the allocation limits on the Portfolio's assets, or take other suitable steps (providing, however, that the Portfolio will not be required to redeem underlying Vanguard Fund shares if redemptions or other changes in an underlying Fund cause Vanguard STAR Fund to hold more than 10% of the shares of such underlying Fund).

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

                      NOTICE TO OHIO INVESTORS. Vanguard STAR Fund does not meet the requirements of Ohio Administrative Rule 1301:6-3-09G in that it may invest more than 25% of its assets in a single issuer. However, the Fund's Portfolios invest only in Vanguard-sponsored mutual funds which, in turn, are prohibited from investing more than 5% of their total assets in the securities of any single issuer and may not purchase more than 10% of the outstanding voting securities of any issuer.
--------------------------------------------------------------------------------

MANAGEMENT            The Officers of the Fund manage their day-to-day
OF THE PORTFOLIOS     operations. The Officers are directly responsible to the
THE OFFICERS MANAGE   Fund's Board of Trustees. The Trustees, who are elected by
THE PORTFOLIOS'       the Fund's shareholders, determine how the assets of the
OPERATIONS            Portfolios should be invested among the Vanguard Funds,
                      set general policies for the Fund and choose its Officers.
                      The Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The Vanguard Group, Inc.
                      ("Vanguard"). The Trustees each serve as Directors of The
                      Vanguard Group, Inc. and most of the Vanguard Funds within the Group. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      The business of Vanguard STAR Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securities and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Portfolios and the underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Portfolios and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

VANGUARD              Vanguard STAR Fund has entered into a Special Servicing
ADMINISTERS AND       Agreement (the "Agreement") with Vanguard under which
DISTRIBUTES           Vanguard will provide all management, administrative and
THE PORTFOLIOS        distribution services to the Portfolios of the Fund.
                      Vanguard is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The Vanguard
                      Group of Investment Companies. The Vanguard Funds offer more than 80 distinct investment portfolios with total assets in excess of $130 billion. Vanguard provides the Portfolios and other Funds in the Group with corporate management, administrative and distribution services
                      (similar to those provided to the Portfolios) on an at-cost basis. As a result of Vanguard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Special Servicing Agreement provides that the Portfolios will pay for services to be rendered to the Portfolios by Vanguard on an "out of pocket" basis. The Portfolios will also bear the expenses of services provided by other parties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfolio to the cost of operating the underlying Vanguard Funds the Portfolios invest in and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolios. The Portfolios' contributions to Vanguard represent revenues Vanguard receives because the Portfolios bear their pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Portfolios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated the Portfolio's investment program by investing directly in the underlying Funds).

                      Although such cost savings are not certain, the Trustees believe that the reimbursements to be made by Vanguard to the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios. Therefore, the Portfolios are expected by the Trustees to operate at a very low, or zero, expense ratio. In the event that the economic benefits of operating the Portfolios exceed their actual costs, such benefits will be shared by each of the Funds in The Vanguard Group, including the underlying Funds in which the Portfolios invest.
--------------------------------------------------------------------------------

INVESTMENT            The Portfolios do not employ an investment adviser and
MANAGEMENT            therefore do not pay advisory fees. The Portfolios do not
                      have portfolio managers at this time. The determination of
THE FUND DOES         how the Portfolios' assets will be invested in certain of
NOT EMPLOY AN         the Vanguard Funds is made by the Fund's Officers pursuant
INVESTMENT            to the investment objective and policies set forth in this
ADVISER               Prospectus and procedures and guidelines established by
                      the Trustees. However, the Portfolios, as shareholders of each of the underlying Vanguard Funds, benefit from the investment advisory services of each of the underlying
                      Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                      The Portfolios' underlying Funds are managed by the following investment advisers:

                                 INVESTMENT ADVISER               PORTFOLIO'S UNDERLYING FUNDS
                        -------------------------------------  -----------------------------------
                        The Vanguard Group, Inc.               Short-Term Corporate Portfolio and
                                                               Intermediate-Term Corporate
                                                               Portfolio
                                                               of Vanguard Fixed Income
                                                               Securities Fund
                                                               Total Stock Market Portfolio
                                                               of Vanguard Index Trust
                                                               European and Pacific Portfolios
                                                               of Vanguard International
                                                               Equity Index Fund
                        Mellon Capital Management              Vanguard Asset Allocation Fund
                        Wellington Management Company          GNMA and Long-Term
                                                               Corporate Portfolios
                                                               of Vanguard Fixed
                                                               Income Securities Fund

VANGUARD'S            Vanguard's Core Management Group provides investment
CORE MANAGEMENT       advisory services on an at-cost basis with respect to
GROUP                 Vanguard Index Trust -- Total Stock Market Portfolio and
                      Vanguard International Equity Index Fund -- European and
                      Pacific Portfolios. The Core Management Group also provides investment advisory services to other Vanguard
                      Funds, including the remaining five Portfolios of Vanguard
                      Index Trust, the third Portfolio of Vanguard International
                      Equity Index Fund, Vanguard Institutional Index Fund,
                      Vanguard Balanced Index Fund and the Equity Index
                      Portfolio of Vanguard Variable Insurance Fund, several
                      Portfolios of the Vanguard Tax-Managed Fund, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/
                      Windsor II's assets, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $18 billion as of December 31, 1994.

VANGUARD'S            Vanguard's Fixed Income Group provides investment advisory
FIXED INCOME          services on an at-cost basis with respect to the
GROUP                 Short-Term Corporate and Intermediate-Term Corporate
                      Portfolios of Vanguard Fixed Income Securities Fund. The
                      Fixed Income Group provides advisory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt. Total assets under management by the Fixed
                      Income Group were approximately $55 billion as of December
                      31, 1994.

MELLON CAPITAL        Mellon Capital Management is a professional counseling
MANAGEMENT            firm which manages well-diversified stock and bond
                      portfolios for institutional clients. As of December 31, 1994 the adviser provided investment advisory services to 399 clients and managed assets with an approximate value of $31.9 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, William Fouse, in 1972, and is used by 105 of its clients and accounts for approximately $11.6 billion of the assets that it manages.
                      For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The
                      Fund is one of the adviser's two investment company clients.

                      Vanguard Asset Allocation Fund pays Mellon Capital Management an annual basic fee equal to 0.20% on the first $100 million and 0.15% on assets greater than $100 million. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. As set forth in "Implementation of Policies," if the 10% limit of Vanguard Asset Allocation Fund is reached by any of the Portfolios, Mellon Capital Management will be retained to manage a portion of such Portfolio's assets directly. Such Portfolio would pay Mellon Capital Management the same basic annual fee and the same incentive (penalty) fee as described above.

WELLINGTON            Wellington Management Company (WMC) is a professional
MANAGEMENT            investment counseling firm which globally provides
COMPANY               investment services to investment companies, institutions
                      and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets.
                      WMC and its predecessor organizations have provided investment advisory services to investment companies since
                      1933 and to investment counseling clients since 1960.

                      The GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund pay WMC an annual advisory fee equal to .125 of 1% on the first $2.5 billion of the aggregate net assets of the three Portfolios; .100 of 1% on the next $2.5 billion of aggregate net assets; .075 of 1% on the next $2.5 billion; and .050 of 1% on the aggregate net assets of the three Portfolios greater than $7.5 billion. The advisory fee is then allocated to each Portfolio based on the relative net assets of each; provided, however, that following such allocation, the fee to be paid by the GNMA Portfolio is reduced by 75% and the fee paid to the Long-Term Corporate Portfolio is reduced by 50%. During the fiscal year ended January 31, 1995, the GNMA and Long-Term Corporate Portfolios paid annual advisory fees equal to .02 of 1% and .04 of 1% of average net assets, respectively.

                      Each Portfolio will purchase and sell the principal portion of its portfolio securities (i.e., shares of certain of the underlying Vanguard Funds) by dealing directly with the issuer. There will be no sales charges or commissions because the underlying

                      Funds are offered on a no-load basis, without sales charges. Investments in short-term money market instruments and repurchase agreements usually will be principal transactions and will generally involve no brokerage commissions.
--------------------------------------------------------------------------------

DIVIDENDS,            The Income and Conservative Growth Portfolios expect to
CAPITAL GAINS         pay dividends quarterly from ordinary income, while the
AND TAXES             Moderate Growth and Growth Portfolios expect to pay
                      dividends semi-annually from ordinary income. Capital gain distributions from the Portfolios, if any, will be made annually. Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue
                      Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders.
                      The tax consequences of distributions from the Portfolios will vary according to the type of account you open.

                      If you utilize the Portfolios as investment options in an employer-sponsored retirement savings plan, dividend and capital gain distributions from the Portfolios ordinarily will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE       The net asset value per share or "share price" for each
OF EACH               Portfolio is computed once each day at the regular close
PORTFOLIO             of the New York Stock Exchange (generally 4:00 p.m.
                      Eastern time) on each day that the Exchange is open for business. The net asset value per share is determined by dividing the total value of each Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of each Portfolio. This determination is made by appraising each Portfolio's underlying investments (i.e., the underlying Vanguard
                      Funds) at the price of each such Fund determined at the close of the Exchange.

                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------


GENERAL               Vanguard STAR Fund is a Pennsylvania business trust. The
INFORMATION           Declaration of Trust permits the Trustees to issue an
                      unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares.
                      Currently the Fund is offering six classes of shares.


                      The shares of Vanguard STAR Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of Vanguard STAR Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by Morgan Guaranty Trust Company, New York, N.Y. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN      The Portfolios of the Fund are available as investment
YOUR PLAN             options in your retirement or savings plan. The
                      administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Trust as an investment option.

                      If you have any questions about a Portfolio, including a Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have any questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS    You may be permitted to elect different investment
AND ALLOCATIONS       options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------

TRANSACTIONS IN       Contributions, exchanges or redemptions of a Portfolio's
FUND SHARES           shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the contribution, exchange or redemption and the
                      appropriate monies have been received by Vanguard.
--------------------------------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or investment contracts, may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

     [VANGUARD LIFESTRATEGY FUNDS LOGO]
     --------------------------------                   [FLAG LOGO]

     THE VANGUARD GROUP                            [VANGUARD
       OF INVESTMENT                              LIFESTRATEGY
       COMPANIES                                   FUNDS LOGO]
     Vanguard Financial Center
     P.O. Box 2900
     Valley Forge, PA 19482

     INSTITUTIONAL PARTICIPANT              I N S T I T U T I O N A L
       SERVICES DEPARTMENT:                    P R O S P E C T U S
     1-800-523-1188

     TRANSFER AGENT:
     The Vanguard Group, Inc.
     Vanguard Financial Center
     Valley Forge, PA 19482
                                                APRIL 10, 1996

                                           [THE VANGUARD GROUP LOGO]

 I088

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                  A Member of The Vanguard Group

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- APRIL 10, 1996

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT       Vanguard International Equity Index Fund, Inc. and Vanguard
OBJECTIVE AND    Total International Portfolio (the "Funds") are open-end
POLICIES         diversified investment companies designed as "index" funds.
                 Vanguard International Equity Index Fund consists of three portfolios, European, Pacific, and Emerging Markets, each of which invests in common stocks in order to match the performance of a distinct international market index. Vanguard
                 STAR Fund consists of six portfolios, only the Total
                 International Portfolio is discussed in this prospectus.
                 Information on the other five portfolios offered by the STAR
                 Fund can be obtained by calling Vanguard. The European
                 Portfolio seeks to provide investment results, using statistical procedures, that parallel the Morgan Stanley
                 Capital International -- Europe (Free) Index, a diversified index consisting of companies located in fourteen European countries. The Pacific Portfolio seeks to provide investment results, using statistical procedures, that parallel the Morgan
                 Stanley Capital International -- Pacific (Free) Index, a diversified index consisting of companies located in Japan, Australia, New Zealand, Hong Kong, Singapore and Malaysia. The
                 Emerging Markets Portfolio seeks to provide investment results, using statistical procedures, that parallel the Morgan Stanley
                 Capital International -- Select Emerging Markets Free Index, a broadly diversified index consisting of companies in twelve countries in Southeast Asia, Latin America, and Europe. The
                 Total International Portfolio seeks to provide investment results that parallel the Morgan Stanley Capital International
                 Europe, Australia, and Far East + Emerging Markets Free Index by investing in a combination of the European, Pacific, and Emerging Markets Portfolios. The European, Pacific and Emerging
                 Markets Portfolios invest primarily in common stocks included in their respective indexes. There is no assurance that each Portfolio will achieve its stated objective. Shares of the Funds are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.


--------------------------------------------------------------------------------


OPENING AN       To open a regular (non-retirement) account, please complete and
ACCOUNT          return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information
                 Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00
                 p.m. (Eastern time). The minimum initial investment is $3,000 for each Portfolio or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis
                 (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services. A 2% portfolio transaction fee is deducted from purchases of the Emerging
                 Markets Portfolio; a 1% portfolio transaction fee is deducted from purchases of the European, Pacific and Total International
                 Portfolios. A 1% portfolio transaction fee is deducted from redemptions of the Emerging Markets Portfolio. These fees are paid to the Portfolios to offset transaction costs of buying and selling securities of international companies. Shareholders in each Portfolio will also incur a $10 annual account maintenance fee.


--------------------------------------------------------------------------------


ABOUT THIS       This Prospectus is designed to set forth concisely the
PROSPECTUS       information you should know about the Portfolios before you invest. It should be retained for future reference. A
                 "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 10, 1996 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                   Page                                         Page                                        Page
Portfolio Expenses.................  2       Financial Highlights...............  5       SHAREHOLDER GUIDE
Yield and Total Return.............  7       Investment Limitations............. 15       Opening an Account and
PORTFOLIO INFORMATION                        Management of the Fund............. 16         Purchasing Shares................ 21
Investment Objective...............  8       Investment Adviser................. 17       When Your Account Will
Investment Policies................  8       Dividends, Capital Gains                       Be Credited...................... 24
Investment Risks................... 10         and Taxes........................ 17       Selling Your Shares................ 24
Who Should Invest.................. 12       The Share Price of Each                      Exchanging Your Shares............. 26
Implementation of Policies......... 12         Portfolio........................ 19       Transferring Registration.......... 28
                                             General Information................ 20       Other Vanguard Services............ 29


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO             The following table illustrates ALL expenses and fees that
EXPENSES              you would incur as a shareholder of each Portfolio. The
                      expenses and fees set forth below are for the 1994 fiscal year.



                                                                                                    EMERGING          TOTAL
                                  SHAREHOLDER TRANSACTION       EUROPEAN                PACIFIC     MARKETS       INTERNATIONAL
                                          EXPENSES              PORTFOLIO              PORTFOLIO    PORTFOLIO   EQUITY PORTFOLIO+

                              ---------------------------------------------------------------------------------------------------
                              Sales Load Imposed on
                                Purchases....................   None *                 None *       None *            --
                              Sales Load Imposed on
                                Reinvested Dividends.........   None                   None         None              --
                              Redemption Fees................   None                   None           1%              --
                              Exchange Fees..................   None                   None         None              --
                                                                                                      2%              --



                       * Shareholders are charged a portfolio transaction fee,
                         payable directly to the Portfolio on each purchase of shares.



                                                                                                    EMERGING          TOTAL
                                                                EUROPEAN                PACIFIC     MARKETS       INTERNATIONAL
                              ANNUAL FUND OPERATING EXPENSES    PORTFOLIO              PORTFOLIO    PORTFOLIO       PORTFOLIO
                              -------------------------------------------------------------------------------------------------
                              Management &
                                Administrative
                                Expenses**............          0.22%                  0.21%        0.18%              --
                              Investment Advisory
                                Fees..................          0.01                   0.01         0.05               --
                              12b-1 Fees..............          None                   None         None               --
                              Other Expenses
                                Distribution Costs....  0.02%                0.02%                  0.01%              --
                                Miscellaneous
                                  Expenses............  0.07                 0.08                   0.36               --
                                                        ----                 ----                   ----             -----
                              Total Other Expenses....          0.09                   0.10         0.37               --
                                                                ----                   ----         ----             -----
                                      TOTAL OPERATING
                                        EXPENSES......          0.32%                  0.32%        0.60%              --
                                                                ====                   ====         ====             ====



                      ** In addition to these costs, shareholders in each
                         Portfolio incur an annual account maintenance fee of $10. This fee will be waived for shareholders with an account balance of $10,000 or more.

                      + The Total International Equity Portfolio is a series of
                        Vanguard STAR Fund. To the extent that its assets consist of shares of the other Portfolios, it will incur no expenses.



                      Because it invests in a combination of the European, Pacific, and Emerging Markets Portfolios, the Total International Equity Portfolio does not have operating expenses of its own. However, Total International Portfolio shareholders bear indirectly the expenses of the underlying Portfolios. As of (date), the average weighted expense ratio was --%. The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.



EACH PORTFOLIO       The Emerging Markets Portfolio assesses a portfolio
CHARGES A            transaction fee on purchases of Portfolio shares equal to
TRANSACTION FEE       2% of the dollar amount invested; the Total International
                      Equity Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1.1% of the dollar amount invested; the European and Pacific Portfolios assess a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested. In all four Portfolios, the Portfolio transaction fee is paid to the respective Portfolio, not to Vanguard. It is not a sales charge. The fee applies to an initial investment in the Portfolio and all subsequent purchases (including purchases made by exchange from another Vanguard Fund or from other Portfolios of the Vanguard International Equity Index Fund), but not to reinvested dividend or capital gains distributions. The Portfolio transaction fee is deducted automatically from the amount invested; it cannot be paid separately.



EMERGING MARKETS      The Portfolio also assesses a 1% redemption transaction
PORTFOLIO CHARGES     fee. This 1% charge applies to redemptions or exchanges
A 1% REDEMPTION       from the Portfolio. The 1% fee is deducted from redemption
TRANSACTION FEE       or exchange proceeds and is paid directly to the
                      Portfolio, not to Vanguard. It is not a contingent deferred sales charge.



                      The purpose of the transaction fee is to allocate transaction costs associated with purchases and redemptions to investors making those transactions, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when the Portfolios purchase or sell thinly traded stocks; and (3) the effect of the "bid-ask" spread in international markets.



                      The fees represent Vanguard's estimate of the brokerage and other transaction costs incurred by the Portfolios in purchasing and selling international stocks. Without the fee, each Portfolio would incur these costs directly, resulting in reduced investment performance for all shareholders of the Portfolio. With the fee, the transaction costs of purchasing and selling international stocks are borne not by all existing shareholders, but only by those investors making transactions. Because the purchaser, not the Portfolio, bears these costs, the Portfolio is expected to track its benchmark index more closely.



                      Transaction costs incurred when purchasing or selling stocks of companies in emerging market countries are extremely high. There are three components of transaction costs -- brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide and market impact is significant. In addition to these customary costs, many of the countries have exchange fees or stamp taxes.

EACH PORTFOLIO WILL   Each Portfolio assesses an annual account maintenance fee
CHARGE A $10 ACCOUNT  of $10 for each shareholder account. The purpose of the
MAINTENANCE FEE       $10 fee is to allocate part of the costs of maintaining
                      shareholder accounts equally to all accounts. This fee, which is paid directly by shareholders, is deducted from the Fund's annual dividend. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in the Fund, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. The expenses include portfolio transaction fees.



                                                1      3      5     10
                                               YEAR  YEARS  YEARS  YEARS
                                               ----  -----  -----  -----
                      European Portfolio....   $23   $50    $77    $148
                      Pacific Portfolio.....   $23   $50    $77    $148
                      Emerging Markets
                        Portfolio...........   $--   $--    $--    $ --
                      Total International
                        Equity Portfolio....   $--   $--    $--    $ --

                      Included in these estimates are account maintenance fees of $10, $30, $50 and $100, respectively, for the periods shown. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies.

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
                      OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL
                      EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL            The following financial highlights of the Portfolios for a
HIGHLIGHTS            share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1994 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1994 Annual Report and Semi-Annual Report to
                      Shareholders. The information for the six months ended
                      June 30, 1995 is unaudited. For a more complete discussion of the Fund's performance, please see the Fund's 1994
                      Annual Report and Semi-Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.



                                                 ---------------------------------------------------------------
                                                                       EUROPEAN PORTFOLIO
                                                 ---------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,       MAY 1+ TO
                                                 SIX MONTHS ENDED   ---------------------------------  DEC. 31,
                                                  JUNE 30, 1995      1994      1993    1992     1991     1990
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............      $11.76        $11.88     $9.33   $9.92    $9.06    $10.00
                                                      ------       ------     -----   -----    -----  --------
INVESTMENT OPERATIONS
  Net Investment Income.........................         .23           .28       .17     .25      .26       .16
  Net Realized and Unrealized Gain (Loss) on
    Investments.................................        1.41          (.06)     2.55    (.58)     .86      (.94)
                                                      ------        ------     -----   -----    -----   --------
      TOTAL FROM INVESTMENT OPERATIONS..........        1.64           .22      2.72    (.33)    1.12      (.78)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income..........          --          (.28)     (.17)   (.26)    (.26)     (.16)
  Distributions from Realized Capital Gains.....          --          (.06)       --      --       --        --
                                                      -------       ------     -----   -----    -----   -------
      TOTAL DISTRIBUTIONS.......................          --          (.34)     (.17)   (.26)    (.26)     (.16)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................      $13.40        $11.76    $11.88   $9.33    $9.92     $9.06
================================================================================================================
TOTAL RETURN(1).................................       13.95%         1.88%    29.13%  (3.32)%  12.40%    (7.23)%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)............        $842          $715      $601    $256     $161       $96
Ratio of Expenses to Average Net Assets.........         .32%*         .32%      .32%    .32%     .33%      .40%*
Ratio of Net Investment Income to Average Net
  Assets........................................        3.70%*        2.41%     2.05%   3.05%    3.06%     3.68%*
Portfolio Turnover Rate.........................           3%*           6%        4%      1%      15%**      3%


   *  Annualized.
  ** Portfolio turnover rate for 1991 excluding in-kind redemptions was 3% for the European Portfolio.
   +  Commencement of operations.
 (1) Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10. Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18, 1990.

                                              ------------------------------------------------------------------
                                                                      PACIFIC PORTFOLIO
                                              ------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,         MAY 1+ TO
                                              SIX MONTHS ENDED   ------------------------------------  DEC. 31,
                                               JUNE 30, 1995      1994      1993     1992       1991     1990
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.31        $10.13     $7.56     $9.42     $8.56    $10.00
                                                   ------        ------     -----     -----     -----   --------
INVESTMENT OPERATIONS
  Net Investment Income......................         .06           .08       .06       .05       .05       .05
  Net Realized and Unrealized Gain (Loss)
    on Investments...........................        (.71)         1.24      2.62     (1.76)      .86     (1.44)
                                                   ------        ------     -----     -----     -----   --------
      TOTAL FROM INVESTMENT OPERATIONS.......        (.65)         1.32      2.68     (1.71)      .91     (1.39)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.......        (.01)         (.08)     (.06)     (.05)     (.05)     (.05)
  Distributions from Realized Capital
    Gains....................................          --          (.06)     (.05)     (.10)       --        --
                                                   ------        ------     -----     -----     -----    -------
      TOTAL DISTRIBUTIONS....................        (.01)         (.14)     (.11)     (.15)     (.05)     (.05)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $10.65        $11.31    $10.13     $7.56     $9.42     $8.56
================================================================================================================
TOTAL RETURN(1)..............................       (5.75)%       13.04%    35.46%   (18.17)%   10.65%   (14.01)%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).........        $700          $697      $493      $207       $84       $31
Ratio of Expenses to Average Net Assets......         .32%*         .32%      .32%      .32%      .32%      .35%*
Ratio of Net Investment Income to Average
  Net Assets.................................        1.12%*         .71%      .75%      .92%      .70%     1.02%*
Portfolio Turnover Rate......................           1%*           4%        7%        3%       21%**      2%


   *  Annualized.
  ** Portfolio turnover rate for 1991 excluding in-kind redemptions was 1% for the Pacific Portfolio.
   +  Commencement of operations.
 (1) Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
      Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18, 1990.

                                                                             ---------------------------------
                                                                                EMERGING MARKETS PORTFOLIO
                                                                             ---------------------------------
                                                                            SIX MONTHS ENDED    MAY 4, 1994+,
                                                                             JUNE 30, 1995     TO DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $10.87             $10.00
INVESTMENT OPERATIONS
  Net Investment Income....................................................         .14                .06
  Net Realized and Unrealized Gain (Loss) on Investments...................        (.14)               .92
                                                                            -----------        -----------
      TOTAL FROM INVESTMENT OPERATIONS.....................................          --                .98
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.....................................          --               (.07)
  Distributions from Realized Capital Gains................................          --               (.04)
                                                                            -----------        -----------
      TOTAL DISTRIBUTIONS..................................................          --               (.11)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................................      $10.87             $10.87
====================================================================================================================
TOTAL RETURN**.............................................................        0.00%              9.81%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).......................................        $157                $83
Ratio of Expenses to Average Net Assets....................................         .60%*              .60%*
Ratio of Net Investment Income to Average Net Assets.......................        3.36%*             1.32%*
Portfolio Turnover Rate....................................................           2%*                6%

   *  Annualized.
  ** Total return does not reflect the 2% transaction fee on purchases, the 1% transaction fee on redemptions, or the annual account maintenance fee of $10. Subscription period for Portfolio was ApriL 18, 1994, to May 3, 1994, during which time all assets were held in money market instruments. Performance measurement begins on May 4, 1994.
   +  Commencement of operations.


--------------------------------------------------------------------------------


YIELD AND TOTAL       From time to time each Portfolio may advertise its yield
RETURN                and total return. Both yield and total return figures are
                      based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT            The European Portfolio attempts to match the performance
OBJECTIVE             of the Morgan Stanley Capital International
                      (MSCI) -- Europe (Free) Index, which is made up of common
EACH PORTFOLIO SEEKS  stocks of companies located in 14 European countries (the
TO MATCH THE          United Kingdom, Germany, France, Switzerland, Netherlands,
INVESTMENT            Italy, Sweden, Spain, Belgium, Denmark, Finland, Austria,
PERFORMANCE OF ITS    Ireland, and Norway).
RESPECTIVE INDEX



                      The Pacific Portfolio tries to parallel the performance of the Morgan Stanley Capital International (MSCI) -- Pacific
                      (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.



                      By combining the European and Pacific Portfolios in the right proportions, you can create a portfolio that seeks to match the performance of another international stock market index. The Morgan Stanley Capital International
                      (MSCI) Europe, Australia, and Far East (Free) Index, also known as the "EAFE" Index, is a broadly diversified benchmark made up of more 1,000 companies located outside the United States. As of December 31, 1995, the
                      MSCI -- Pacific Index represented some XX% of the EAFE, while the MSCI -- Europe Index represented the remaining XX%.



                      The Emerging Markets Portfolio seeks to track the performance of the Morgan Stanley Capital International
                      (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 12 emerging markets of Europe, Asia, and Latin America (Malaysia, Brazil, Hong Kong, Thailand, Mexico, Indonesia, Singapore, Argentina, Philippines, Greece, Turkey, Portugal).



                      The Total International Equity Portfolio seeks to match the performance of the Morgan Stanley Capital International (MSCI) -- Europe, Australia, and Far East + Emerging Markets (Free) Index (also known as the
                      MSCI -- EAFE + EMF Index) -- by investing the Portfolio's assets in a combination of Vanguard European, Pacific, and Emerging Markets Portfolios.


                      The Fund is neither sponsored by nor affiliated with Morgan Stanley Capital International.
--------------------------------------------------------------------------------


INVESTMENT            The European, Pacific, and Emerging Markets Portfolios are
POLICIES              not managed according to traditional methods of "active"
                      investment management, which involve the buying and
THREE PORTFOLIOS USE  selling of securities based upon economic, financial and
A "PASSIVE" APPROACH  market analysis and investment judgment. Instead, the
TO INVEST IN          Portfolios, utilizing a "passive" or indexing investment
INTERNATIONAL         approach, attempt to approximate the investment
STOCKS                performance of their respective indexes through
                      statistical procedures. The Fund is managed without regard to tax ramifications.


                      The European Portfolio invests in a statistically selected sample of approximately 545 stocks included in the MSCI -- Europe (Free) Index, an index of equity securities of companies located in fourteen European countries. Three countries, the United Kingdom, Germany and France, dominate MSCI -- Europe (Free), with 35%, 14%, and 13% of the market capitalization of the Index, respectively, as of December 31, 1994. The 11 other countries are individually much less significant to the Index and, consequently, the Portfolio. The "Free" Index includes only shares that U.S. investors are "free" to purchase.

                      The Pacific Portfolio invests in a statistically selected sample of the more than 440 stocks included in the MSCI -- Pacific (Free) Index, an index of equity securities of Pacific Basin companies. The MSCI -- Pacific
                      (Free) Index is dominated by the Japanese stock market, which represented 83% of the market capitalization of the Index as of December 31, 1994.


                      The Emerging Markets Portfolio invests in a statistically selected sample of approximately 300 stocks included in the MSCI -- Select Emerging Markets Free Index, an index of equity securities of companies located in the countries of 12 emerging markets. Three countries, Malaysia, Brazil and Hong Kong, represent a majority of the MSCI -- Select Emerging Markets Free Index, with 19%, 18% and 13% of the market capitalization of the index, respectively, as of December 31, 1994. The twelve countries of the Index and their percentage weightings as of December 31, 1994 were:



                      Greece................................1.4%   Hong Kong............................13.3%
                      Portugal..............................1.6%   Indonesia.............................5.2%
                      Turkey................................1.6%   Malaysia.............................19.4%
                      EUROPE................................4.6%   Philippines (Free)....................4.1%
                                                                   Singapore.............................6.7%
                      Argentina.............................4.3%   Thailand.............................13.0%
                      Brazil...............................17.6%   ASIA.................................61.7%
                      Mexico (Free)........................11.8%
                      LATIN AMERICA........................33.7%



                      The Index includes only shares that U.S. investors are "free" or allowed by law, to purchase and sell and that have sufficient trading liquidity.



                      The three Portfolios are each expected to invest in approximately 250 stocks or more. Stocks are selected for inclusion in each Portfolio based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. Each Portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, each Portfolio will invest in each country in approximately the same percentage as the country's weight in the index.



                      The Total International Equity Portfolio invests approximately 45% of its assets in European Portfolio, 45% in Pacific Portfolio, and 10% in Emerging Markets Portfolio.


                      Each Portfolio's policy is to remain fully invested in common stocks. Under normal circumstances at least 80% of the assets of each Portfolio will be invested in stocks that are represented in its respective index. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets. Each Portfolio may also invest up to 50% of its assets in stock futures contracts, options, and warrants in order to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions, or minimize trading costs. Any investment in futures contracts, options, warrants, convertible securities or swap agreements over 20% of each Portfolio's assets would be made in emergency situations, for short-term purposes.

                      The Portfolios will not invest in cash reserves, futures contracts, options or warrants as part of a temporary defensive strategy, such as lowering a Portfolio's investment in common stocks, to protect against potential stock market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. The Portfolios may also enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indexes, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of these and other investment practices of the Portfolios.


                      The investment objective and policies of the Funds are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.

--------------------------------------------------------------------------------

INVESTMENT            As mutual funds investing in common stocks, the Portfolios
RISKS                 are subject to market risk -- i.e., the possibility that
                      stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


INTERNATIONAL STOCKS  Investments in foreign stock markets can be as volatile,
MAY EXHIBIT GREATER   if not more volatile, than investments in U.S. markets. To
VOLATILITY THAN       illustrate the volatility of foreign stock market returns
U.S. STOCKS           for the U.S. dollar-based investor, the table below sets
                      forth the extremes of foreign stock market returns, as well as average annual returns, for the period from 1970 to 1995, as measured by the MSCI -- Europe, Australia, and Far East Index and as calculated for a U.S. dollar investor.



                              AVERAGE INTERNATIONAL STOCK MARKET RETURNS
                                             (1970-1995)
                              ------------------------------------------
                              MSCI --
                               EAFE      1 YEAR     5 YEARS     10 YEARS
                              -------    ------     -------     --------
                              Best       +--%       +--%        +--%
                              Worst      +--        ---         ---
                              Average    +--        +--         +--



                      As shown, the MSCI -- EAFE Index has provided annual total returns, averaging +--% for all 10-year periods from 1970-1995. Note, however, that the period from 1970 to 1995 was a very favorable one for foreign stock market investing. The figures on total return and stock market volatility are provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.


                      This table on international stock market returns should not be viewed as a representation of future returns for international stocks or the Portfolios of the

                      Fund, as historical performance may be a poor guide to future returns, and the Indexes shown do not reflect "real world" transaction costs and other expenses.


THE JAPANESE STOCK    Investors should realize that Japanese securities
MARKET IS A MAJOR     comprised --% of the MSCI -- Pacific (Free) Index as of
COMPONENT OF THE      December 31, 1995, and that therefore stocks of Japanese
PACIFIC INDEX         companies will represent a correspondingly large component of the Pacific Portfolio's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.



STOCKS FROM THREE     Stocks from the United Kingdom, Germany and France
COUNTRIES DOMINATE    comprised --%, --% and --% of the MSCI -- Europe (Free)
THE EUROPE (FREE)     Index, respectively, as of December 31, 1995. The
INDEX                 remaining 11 countries in the MSCI -- Europe (Free) Index
                      have much less significant capitalization weightings in the Index and will therefore have much less impact on the total return of the Index and the European Portfolio.



EMERGING MARKETS      Investors should be aware that emerging markets can be
MAY EXHIBIT GREATER   substantially more volatile than both U.S. and more
VOLATILITY THAN       developed foreign markets. For example, from 1989-1995,
DEVELOPED MARKETS     the average positive monthly return for the Wilshire 5000
                      Index, a broad measure of the US equity market was +--%.
                      The average negative monthly return for the Wilshire 5000
                      Index was ---%. In contrast, from 1989-1995, the average positive monthly return of the Morgan Stanley Capital
                      International Emerging Markets Free Index, a widely quoted emerging market benchmark, was +--%; while the average negative monthly return was ---%.



INVESTMENT            Volatility in emerging markets may be exacerbated by
ILLIQUIDITY           illiquidity. Average daily trading volume in all of the
RISK                  emerging markets combined is a small fraction of the
                      average daily volume of the US market. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at much lower prices than the current market.



INTERNATIONAL STOCKS For U.S. investors, the returns of foreign investments, ALSO EXPOSE INVESTORS such as those held by the Portfolios, are influenced by
TO CURRENCY AND       not only the returns on foreign common stocks themselves,
OTHER RISKS           but also by the returns on the currencies in which the
                      stocks are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by a Portfolio. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks will be enhanced.


                      Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regula-
                      tions; difficulty in obtaining a judgement from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restriction on the flow of international capital.
--------------------------------------------------------------------------------


WHO SHOULD            The Portfolios are designed for investors who seek a
INVEST                low-cost "passive" approach for investing in a broadly
                      diversified portfolio of international common stocks.
LONG-TERM INVESTORS   Unlike other equity mutual funds, which generally seek to
SEEKING TO INVEST     "beat" market averages with often unpredictable results,
IN INTERNATIONAL      the Portfolios of the Fund seek to "match" their
COMMON STOCKS         respective indexes and thus are expected to provide a
                      predictable return relative to their respective benchmarks.


                      The share prices of the Portfolios are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that a Portfolio will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing. Investors may wish to minimize the timing risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                      Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolios reserve the right to suspend the offering of its shares. Investors should not consider the Portfolios a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION        The Portfolios utilize a number of investment practices in
OF POLICIES           an effort to parallel the investment performance of their
                      respective indexes.
THE PORTFOLIOS INVEST
IN INTERNATIONAL
COMMON STOCKS USING
SAMPLING TECHNIQUES

                      The MSCI -- Europe (Free) Index consists of approximately 590 equity securities from Europe, the MSCI -- Pacific
                      (Free) Index consists of more than 520 equity securities from Australia and the Far East, and the MSCI -- Select Emerging Markets (Free) Index consists of some 500 stocks from Southeast Asia, Latin America, and Europe. The stocks included in each index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in MSCI -- Europe (Free), MSCI -- Pacific (Free), and MSCI Select Emerging Markets is weighted according to its market value as a percentage of the total market value of all stocks in the index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in the index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.


                      The European, Pacific, and Emerging Markets Portfolios will be unable to hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Portfolio will attempt to hold a representative sample of approximately 250 or more of the securities in its respective Index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Portfolio based on its contribution to certain country, capitalization, industry, and fundamental investment characteristics. Each Portfolio is constructed so that, in the aggregate, each Portfolio's country, capitalization, industry, and fundamental investment characteristics resemble those of its respective Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Indexes.



                      In addition, because the Pacific and Emerging Markets Portfolios both contain stocks from Malaysia, Singapore, and Hong Kong, the Total International Equity Portfolio will have more stocks from those countries, relative to its benchmark, the MSCI -- EAFE + EMF Index.


                      Due to the use of this sampling or "portfolio optimization" technique, the Portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Over time, the correlation between the performance of each Portfolio and its respective index is expected to be greater than 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of each Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index.


EACH PORTFOLIO MAY    Although each Portfolio's policy is to remain
INVEST IN SHORT-TERM  substantially fully invested in common stocks, the
FIXED INCOME          Portfolios may invest temporarily in certain short-term
SECURITIES            fixed income securities. Such securities may be used to
                      invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated
                      Prime-1 by Moody's Investors Services, Inc. or A-1 by
                      Standard & Poor's Corporation), bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.



EACH PORTFOLIO MAY    The Portfolios may utilize stock futures contracts,
USE FUTURES           options, warrants, convertible securities and swap
CONTRACTS, OPTIONS    agreements to a limited extent. Specifically, each
AND WARRANTS,         Portfolio may enter into futures contracts and options
CONVERTIBLE           provided that not more than 5% of its assets are required
SECURITIES AND        as a margin deposit for futures contracts or options.
SWAP AGREEMENTS       Additionally, the Fund's investment in warrants will not
                      exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock
                      Exchanges). Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Portfolios may not use them to leverage its net assets.

FUTURES CONTRACTS,    The risk of loss associated with futures contracts in some
OPTIONS, WARRANTS,    strategies can be substantial due both to the low margin
CONVERTIBLE           deposits required and the extremely high degree of
SECURITIES            leverage involved in futures pricing. As a result, a
AND SWAP AGREEMENTS   relatively small price movement in a futures contract may
POSE CERTAIN RISKS    result in an immediate and substantial loss or gain.
                      However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market.
                      However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of a Portfolio of the Fund.


                      Since there are no futures traded on the MSCI indexes, it will be necessary for the Portfolios to utilize a composite of other futures contracts to simulate the performance of the Indexes. This process may magnify the "tracking error" of a Portfolio's performance compared to that of its Index, due to lower correlation of the selected futures with its Index. The investment adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to resemble that of the underlying securities, although there can be no assurance that these selected futures will perfectly correlate with the performance of any Index.


                      Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet its obligation to the counterparty.

                      This risk will be mitigated by investing the Portfolios in the specific asset for which it is obligated to pay a return.

EACH PORTFOLIO MAY    Each Portfolio may enter into foreign currency forward and
ENTER INTO FORWARD    foreign currency futures contracts in order to maintain
CURRENCY CONTRACTS    the same currency exposure as their respective indexes. A
                      Portfolio may not enter into such contracts for speculative purposes, or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

EACH PORTFOLIO MAY    Each Portfolio may lend its investment securities to
LEND ITS SECURITIES   qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Portfolios will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER    Although the Portfolios generally seek to invest for the
IS EXPECTED           long term, the Portfolios retain the right to sell
TO BE LOW             securities irrespective of how long they have been held.
                      However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each Portfolio is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one half of a Portfolio's securities were sold within one year.
                      Ordinarily, securities will be sold from a Portfolio only to reflect certain administrative changes in an index
                      (including mergers or changes in the composition of an index) or to accommodate cash flows out of the Portfolio while maintaining the similarity of the Portfolio to its benchmark index.


EACH PORTFOLIO MAY    Each Portfolio may borrow money from a bank up to a limit
BORROW MONEY          of 15% of the market value of its assets, but only for
                      temporary or emergency purposes. A Portfolio may borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that a Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than its benchmark index. Each Portfolio will repay any money borrowed in excess of 5% of the market value of its total assets prior to purchasing additional portfolio securities.

--------------------------------------------------------------------------------

INVESTMENT            Each Portfolio has adopted certain limitations on its
LIMITATIONS           investment practices. Specifically, each Portfolio will
                      not:
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL   (a) with respect to 75% of its assets, purchase securities
LIMITATIONS               of any issuer (except obligations of the U.S.
                          Government and its instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer;
                      (b) purchase more than 10% of the voting securities of any issuer;
                      (c) invest more than 25% of its assets in any one
                          industry; and

                      (d) borrow money except from banks for temporary or
                          emergency purposes and in no event in excess of 15% of the market value of its total assets.


                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information for each Fund may be changed only with the approval of a majority of a Fund's shareholders.

--------------------------------------------------------------------------------


MANAGEMENT OF         Vanguard International Equity Index Fund is a member of
THE FUND              The Vanguard Group of Investment Companies, a family of
                      more than 30 investment companies with more than 90
VANGUARD ADMINISTERS  distinct investment portfolios and total assets in excess
AND DISTRIBUTES       of $170 billion. Through their jointly-owned subsidiary,
THE FUND              The Vanguard Group, Inc. ("Vanguard"), the Fund and the
                      other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately --% compared to an average of --% for the mutual fund industry (data provided by Lipper
                      Analytical Services).



                      Vanguard Total International Equity Portfolio is an independent series of Vanguard STAR Fund. The Portfolio operates under a separate service agreement and, to the extent that its assets are composed of shares of other Vanguard Funds, it will bear no expenses.



                      The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Directors (Trustees). The Directors (Trustees) set broad policies for the Funds and choose the Officers. A list of the Directors (Trustees) and Officers of the Funds and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.


                      Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its own share of the Group's distribution costs.
--------------------------------------------------------------------------------

CHARGE A $10 ACCOUNT


INVESTMENT            The Funds receive all investment advisory services on an
ADVISER               at-cost basis from Vanguard Core Management Group, which
                      also provides investment advisory services to Vanguard
VANGUARD MANAGES      Index Trust, Vanguard Balanced Index Fund, Vanguard
THE FUNDS ON AN       Institutional Index Fund, a portion of the assets of
AT-COST BASIS         Vanguard/Windsor II and Vanguard Morgan Growth Fund, the
                      Equity Index Portfolio of Vanguard Variable Insurance
                      Fund, Vanguard Tax-Managed Fund, the Aggressive Growth
                      Portfolio of Vanguard Horizon Fund, and several indexed separate accounts. Total indexed assets under management as of December 31, 1995, were $-- billion. The Portfolios of the Fund are not actively managed, but are instead administered by the Core Management Group using computerized, quantitative techniques. The Group is supervised by the Officers of the Funds.



                      In placing portfolio transactions, Vanguard Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.

--------------------------------------------------------------------------------

DIVIDENDS,            Each Portfolio intends to distribute substantially all of
CAPITAL GAINS         its ordinary income in the form of dividends. The
AND TAXES             Portfolios pay annual dividends. Capital gains
                      distributions, if any, are also made annually.
DIVIDENDS AND ANY
CAPITAL GAINS WILL    Each Portfolio's dividend and capital gains distributions
BE PAID ANNUALLY      may be reinvested in additional shares or received in
                      cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gain distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by each Portfolio and received by shareholders on December 31 of the prior year.

EACH PORTFOLIO WILL   Each Portfolio will automatically deduct a $10 annual
CHARGE A $10 ACCOUNT  account maintenance fee from the dividend income of each
MAINTENANCE FEE       Portfolio account on an annual basis. If the dividend to
                      be paid to an account is less than the fee to be deducted, sufficient shares will be redeemed from an account to make up the difference. The Board of Directors reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and is treated as an investment expense by each shareholder
                      (deductible as a miscellaneous itemized deduction in the case of individual investors). This fee will be waived for shareholders with an account balance of $10,000 or more.

                      Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not generally qualify for the intercorporate dividends-received deduction.

                      Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in a Portfolio. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                      Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.


THREE PORTFOLIOS MAY  The European, Pacific, and Emerging Markets Portfolios may
"PASS THROUGH"        elect to "pass through" to its shareholders the amount of
FOREIGN TAXES         foreign income taxes paid by a Portfolio. The Portfolios
                      will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.



                      Total International Equity Portfolio investors are not impacted by this "pass through" tax because they are not direct shareholders of the European, Pacific, or Emerging Markets Portfolios.


A CAPITAL GAIN OR     A sale of shares of a Portfolio is a taxable event, and
LOSS MAY BE REALIZED  may result in a capital gain or loss. A capital gain or
UPON EXCHANGE OR      loss may be realized from an ordinary redemption of shares
REDEMPTION            or an exchange of shares between two mutual funds (or two
                      portfolios of a mutual fund). You are responsible for calculating any capital gains or losses realized upon redemption or exchange of a Portfolio's shares.

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a certificate of authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, shares of the Fund will be exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE OF    The share price or "net asset value per share" of each
EACH PORTFOLIO        Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the number of outstanding shares of the Portfolio. Portfolio securities are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded.
                      Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars using the officially quoted daily exchange rates determined by Morgan Stanley Capital International in the calculation of their Europe, Australia and Far East
                      Index. This officially quoted daily exchange rate may be determined by Morgan Stanley Capital International prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors.

                      Generally, trading in foreign securities is completed each day prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). The values of foreign securities held by each Portfolio are typically determined as of the close of trading of foreign securities in their respective markets. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be priced at "fair value" as described above.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is organized as a Maryland corporation. The
                      Articles of Incorporation permit the Directors to issue
                      1,500,000,000 shares of common stock with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of three series.

                      The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      The Total International Portfolio is an independent service of Vanguard STAR Fund, a Pennsylvania business trust.


                      All securities and cash are held by Morgan Stanley Trust Company. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountant for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.



                      The shares of each Portfolio are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).



PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock
                         investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.



                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.



IMPORTANT NOTE
ON EXPENSES           The Emerging Markets Portfolio assesses a 1% transaction
                      fee on redemptions. Each Portfolio assesses a transaction fee (2% for the Emerging Markets Portfolio, 1.1% for the Total International Portfolio, and 1% for the European and
                      Pacific Portfolios) as well as a $10 annual account maintenance fee. The $10 annual account maintenance fee will be waived for shareholders with an account balance of $10,000 or more. See "Portfolio Expenses."


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), written
                      exchange from another Vanguard Fund account ($100
                      minimum), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail
                      ($100 minimum) or exchange from another Vanguard Fund
                      account. In some instances, contributions may be made by
                      wire or Vanguard Fund Express. Please call us for more
                      information on these options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Complete and sign the     registration form, make your              remittance form attached to your
enclosed Account          check payable to The Vanguard             Fund confirmation statements.
Registration Form         Group-(Portfolio Number), see             Please make your check payable
                          below for appropriate Portfolio           to The Vanguard Group-(Portfolio
                          number, and mail to:                      Number), see below for the
                                                                    appropriate Portfolio number,
                          VANGUARD FINANCIAL CENTER                 write your account number on
                          P.O. BOX 2600                             your check and, using the return
                          VALLEY FORGE, PA 19482                    envelope provided, mail to the
                                                                    address indicated on the Invest-
                                                                    by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

                          VANGUARD INTERNATIONAL EQUITY INDEX FUND PORTFOLIOS:
                          European Portfolio -- 79            Emerging Markets Portfolio -- 533
                          Pacific Portfolio -- 72             Total International Equity
                                                                Portfolio -- --
                          -----------------------------------------------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
                                            ABA 031000011
Money should be                             CORESTATES NO 01019897
wired to:                                   ATTN VANGUARD
                                            VANGUARD INTERNATIONAL EQUITY
BEFORE Wiring                               INDEX FUND
                                            NAME OF PORTFOLIO
Please contact                              ACCOUNT NUMBER
Client Services                             ACCOUNT REGISTRATION
(1-800-662-2739)



                      You should notify our Client Services Department of your intended wire purchase by 12:00 noon (Eastern time). To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note:
                      Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

                      ----------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     Telephone exchanges are not accepted for the Fund. You
                      may, however, open an account by exchange by providing the appropriate information on the Account Registration Form.
                      The new account will have the same registration as the
                      existing account. The Fund reserves the right to refuse
                      any exchange purchase request.
                      ----------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Automatic Investment  The Fund Express Automatic Investment option lets you move money automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish this option, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------


TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, each Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual dividend and capital gains distributions normally occur in December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Portfolios will not cancel any trade (e.g., purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL
BE CREDITED           Your trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. All four Portfolios charge a transaction fee on purchases (2% for the Emerging Markets
                      Portfolio, 1.1% for the Total International Equity
                      Portfolio, and 1% for the European and Pacific
                      Portfolios). See "Portfolio Expenses."


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                      ----------------------------------------------------------

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard
                      International Equity Index Fund, 455 Devon Park Drive,
                      Wayne, PA 19087.)

                      The Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the sale of shares).


                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                      ----------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts and certain other accounts.
                      6. Any certificates that you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
                      ----------------------------------------------------------


SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

                      ----------------------------------------------------------

SELLING BY FUND
EXPRESS

Automatic
Withdrawal            With the Fund Express Automatic Withdrawal option, money
                      will be automatically moved from your Vanguard Fund
                      account to your bank account according to the schedule you have selected. You may elect Fund Express on the Account
                      Registration Form or call our Investor Information
                      Department (1-800-662-7447) for a Fund Express
                      Application.
                      ----------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange to another
                      Vanguard Fund account. Exchanges to or from Vanguard
                      International Equity Index Fund may be made only by mail.
                      Please see "Exchanging Your Shares" for details.
                      ----------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
                      ----------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      Each Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, a Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                      ----------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Other Vanguard Services" for
                      additional information.
                      ----------------------------------------------------------


LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, each Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.



                      In addition, each Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.



                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).

--------------------------------------------------------------------------------


EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of a Portfolio for those of other available Vanguard Funds. Exchanges to or from a Portfolio may be made only by mail. TELEPHONE EXCHANGES BETWEEN NON-RETIREMENT ACCOUNTS ARE NOT ACCEPTED FOR THE FUND. Note, too, that the Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the exchange of shares).

                      ----------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send
                      your request to VANGUARD FINANCIAL CENTER, VANGUARD
                      INTERNATIONAL EQUITY INDEX FUND, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send
                      your request to Vanguard Financial Center, Vanguard
                      International Equity Index Fund, 455 Devon Park Drive,
                      Wayne, PA 19087.)
                      ----------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For an additional copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange as deemed necessary, at any time.

                      The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.


                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482 ATTENTION: TRANSFER DEPARTMENT. The
                      request must be in Good Order. To obtain a transfer form
                      and full instructions, please call our Client Services
                      Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.

--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchToneTM
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

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

                     [This page intentionally left blank.]

                         [VANGUARD TOTAL INTERNATIONAL PORTFOLIO]
                         ---------------------------
                         THE VANGUARD GROUP
                           OF INVESTMENT
                           COMPANIES
                         Vanguard Financial Center
                         P.O. Box 2600
                         Valley Forge, PA 19482

                         INVESTOR INFORMATION
                           DEPARTMENT:
                         1-800-662-7447 (SHIP)

                         CLIENT SERVICES
                           DEPARTMENT:
                         1-800-662-2739 (CREW)

                         TELE-ACCOUNT FOR
                           24-HOUR ACCESS:
                         1-800-662-6273 (ON-BOARD)

                         TELECOMMUNICATION SERVICE
                           FOR THE HEARING-IMPAIRED:
                         1-800-662-2738

                         TRANSFER AGENT:
                         The Vanguard Group, Inc.
                         Vanguard Financial Center
                         Valley Forge, PA 19482


                                                                    [FLAG LOGO]

                                 [VANGUARD TOTAL INTERNATIONAL PORTFOLIO]

                                       P   R   O   S   P   E   C   T   U   S

                                                    APRIL 10, 1996

                                              [THE VANGUARD GROUP LOGO]

P072
[/R]

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

                                     PART B

                               VANGUARD STAR FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 10, 1996



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated April 10, 1996). To obtain the Prospectuses please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Limitations....................................................................     1
Management of the Fund....................................................................     3
Investment Advisory Services..............................................................     5
Purchase of Shares........................................................................    22
Redemption of Shares......................................................................    23
Yield and Total Return....................................................................    23
Comparative Indexes.......................................................................    24
General Information.......................................................................    25
Financial Statements......................................................................    26

                             INVESTMENT LIMITATIONS

     The following policies supplement the Fund's investment objective, policies and limitations set forth in the Prospectuses. These policies are fundamental and may not be changed without the approval of at least a majority of the Fund's outstanding shares (a term which means the lesser of (i) 67% or more of the shares present at the meeting if the holders of more than 50% of the shares of the Fund are present or represented by proxy or (ii) more than 50% of the total outstanding shares of the Fund). Each Portfolio of the Fund may not:

      1) Issue senior securities;

      2) Purchase any securities on margin, make short sales of securities or purchase or sell puts and calls, or combinations thereof;

      3) Borrow money, except from banks for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of the market value or costs of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;

      4) Underwrite the securities of other issuers or invest more than 15% of its assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, or repurchase agreements having maturities of more than seven days;

      5) Purchase real estate or real estate mortgage loans, although the underlying mutual funds in which the Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein;

      6) Purchase or sell commodities or commodity contracts, except that the Growth, Conservative Growth, Moderate Growth and Income Portfolios may enter into futures contracts and options transactions as described in the prospectus;

      7) Invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that the underlying funds in which the Fund's Portfolios will invest may purchase the securities of companies engaged in such activities;

      8) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or open-end investment companies which are member Funds of The Vanguard Group of Investment Companies);

      9) Purchase or retain any security other than shares of the underlying Vanguard Funds if (i) one or more officers or Trustees of the Fund individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer and (ii) in the aggregate such persons own or would own more than 5% of such securities;

     10) Make loans except by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (4) above) which are either publicly distributed or customarily purchased by institutional investors;

     11) Invest in companies for the purpose of exercising control of management.

     These investment limitations are considered at the time investment securities are purchased.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. 14361 of February 7, 1985) Vanguard STAR Fund may (i) own more than 3% of the total outstanding stock of a registered investment company which is a member of The Vanguard Group, (ii) invest more than 5% of its assets in any one such investment company, and (iii) invest more than 10% of its assets, collectively, in registered investment companies which are members of The Vanguard Group.

     Because of its investment objective and policies, the Fund will concentrate more than 25% of its assets in the mutual fund industry. However, each of the underlying mutual funds in which STAR will invest will not concentrate 25% or more of its total assets in any one industry.

                             REPURCHASE AGREEMENTS

     Each Portfolio of the Fund (and each of the underlying Vanguard Funds) may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Portfolio's custodian bank until repurchased. In addition, the Fund's Trustees will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of each Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

                        MANAGEMENT OF VANGUARD STAR FUND

OFFICERS AND TRUSTEES

     The Fund's officers, under the supervision of the Board of Trustees, manage its day-to-day operations and are responsible for determining what portion of the Fund's assets will be invested in each of the available Vanguard Funds pursuant to the Fund's investment objective and policies. The Trustees, which will be elected by shareholders, set broad policies for the Fund and choose its officers.

     A list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

     The mailing address of the Trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman, and Trustee*               ALFRED M. RANKIN, JR., Trustee
                                                     Chairman, President and Chief Executive
  Chairman,  and                                     Officer of NACCO Industries, Inc.; Director of
  Director of The Vanguard Group, Inc., and          The BFGoodrich Company, The Standard
  each of the investment companies in The            Products Company and The Reliance Electric
  Vanguard Group; Director of The Mead               Company.
  Corporation, and General Accident Insurance.

                                                   JOHN C. SAWHILL, Trustee
JOHN J. BRENNAN, President, Chief Executive           President and Chief Executive Officer, The
Officer & Trustee*                                   Nature Conservancy; formerly, Director and
  President, Chief Executive Officer                 Senior Partner, McKinsey & Co.; President,
  and Director of The Vanguard Group, Inc.,          New York University; Director of Pacific Gas
  and of each of the investment companies            and Electirc Company and NACCO Industries.
  in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee                        JAMES O. WELCH, JR., Trustee
  Chairman of Rhone-Poulenc Rorer, Inc.;             Retired Chairman of Nabisco Brands, Inc.,
  Director of Sun Company, Inc.                      retired Vice Chairman and Director of RJR
                                                     Nabisco; Director of TECO Energy, Inc.
BARBARA BARNES HAUPTFUHRER, Trustee
  Director of The Great Atlantic and Pacific       J. LAWRENCE WILSON, Trustee
  Tea Company, ALCO Standard Corp., Raytheon         Chairman and Chief Executive Officer of Rohm &
  Company, Knight-Ridder, Inc., and                  Haas Company; Director of Cummins Engine
  Massachusetts Mutual Life Insurance Co. and        Company, Inc. and Trustee of Vanderbilt
  Trustee Emerita of Wellesley College.              University and of the Culver Educational
                                                     Foundation.
BRUCE K. MACLAURY, Trustee
  President, The Brookings Institution;            RAYMOND J. KLAPINSKY, Secretary*
  Director of American Express Bank, Ltd., The       Senior Vice President and Secretary of The
  St. Paul Companies, Inc. and Scott Paper           Vanguard Group, Inc.; Secretary of each of the
  Company.                                           investment companies in The Vanguard Group.

BURTON G. MALKIEL, Trustee                         RICHARD F. HYLAND, Treasurer*
  Chemical Bank Chairman's Professor of              Treasurer of The Vanguard Group, Inc. and of
  Economics, Princeton University; Director of       each of the investment companies in The
  Prudential Insurance Co. of America, Amdahl        Vanguard Group.
  Corporation, Baker Fentress & Co., The
  Jeffrey Co., and Southern New England            KAREN E. WEST, Controller*
  Communications Company.                            Vice President of The Vanguard Group, Inc.;
                                                     Controller of each of the investment companies
                                                     in The Vanguard Group.
                                                   ---------------
                                                   *Officers of the Fund are "interested persons"
                                                   as defined in the Investment Company Act of
                                                   1940.


     The Trustees and officers of the Fund will receive no remuneration from the Fund. However, the Trustees are also Directors (Trustees) of The Vanguard Group, Inc. ("Vanguard") and of the Fund's underlying investment companies in The Vanguard Group (the "Vanguard Funds"). Each Vanguard Fund pays its unaffiliated Directors (Trustees) an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard Fund for its proportionate share of officers' salaries and benefits.

                               THE VANGUARD GROUP

     Through their jointly-owned subsidiary, Vanguard, the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under procedures approved by the Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Trustees of the Fund also are Directors of Vanguard. The officers of the Fund and the Vanguard Funds are also officers and employees of Vanguard. No officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Vanguard funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement for all Funds provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties.

     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     INVESTMENT ADVISORY SERVICES An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Institutional Money Market Portfolio, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-

Free Fund; Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Index Trust, Vanguard Tax-Managed Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

     SPECIAL SERVICING AGREEMENT The Fund has entered into a Special Servicing Agreement with Vanguard under which Vanguard will provide management, administrative, distribution and other services and will act as the Fund's Dividend Disbursing, Shareholder Servicing and Transfer Agent. The Fund will not be a party to the Funds' Service Agreement described above, and therefore will not become a member of The Vanguard Group of Investment Companies. The Special Servicing Agreement gives authority to the Fund to utilize the Vanguard name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of each Portfolio are invested pursuant to the Fund's objective and policies in shares of the various Vanguard Funds (except for such cash or cash items as the Trustees may determine to maintain from time to time to meet redemptions). The Special Servicing Agreement provides that Vanguard will utilize assets deposited with the custodian of each Portfolio from the sale of the Portfolio's shares to promptly purchase shares of the specified Vanguard Funds, and will undertake redemption or exchange of such shares of the Vanguard Funds in the manner provided by the objective and policies of the Portfolio.

     The allocation of the assets of each Portfolio will be made by officers of the Fund pursuant to the instructions of the Fund's Board of Trustees and as set forth in the Fund's investment objective, policies and restrictions. The Declaration of Trust authorizes the Trustees to retain an investment adviser if they determine that such action is in the best interests of the shareholders of each Portfolio, and that the compensation called for under the investment advisory agreement is reasonable when considered in connection with the advisory fees, if any, paid by the Vanguard Funds in which the Fund has invested its assets. However, the Trustees have no present intention to retain an investment adviser. In accordance with the provisions of the Investment Company Act of 1940, approval of the shareholders would be required for such an advisory agreement.

     The Special Servicing Agreement provides that the Fund will pay, on an "out-of-pocket" basis, for services to be rendered by Vanguard. The Fund will also bear the expenses of services provided by outside parties, including auditors, the custodian and outside legal counsel, as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset in whole, or in part, by reimbursement from Vanguard for (a) contributions made by the Fund to the cost of operating the Vanguard Funds in which the Fund invests in, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Trustees believe that the reimbursements to be made by Vanguard to STAR should be sufficient to offset most, if not all, the expenses incurred by each Portfolio. Therefore, the Portfolios are expected to operate at a very low, or zero, expense ratio. For the fiscal year ended December 31, 1994, the STAR Portfolio had an expense ratio of zero, and the same is expected to be the case for the other four Portfolios of the Fund.

     While the Fund's shareholders will not pay duplicate capital contribution charges to Vanguard (the Fund will not be a member of The Vanguard Group of Investment Companies), the shareholders of each Portfolio will indirectly bear their fair share of the costs of maintaining and operating Vanguard since the Portfolios, as shareholders of the selected Vanguard Funds, will be subject to the proportionate contributions of those underlying Funds. Since the Fund will not be a member fund of The Vanguard Group of Investment Companies it will benefit, as a shareholder of the selected Vanguard funds, only from such cost-sharing reductions in proportion to its interest in such Vanguard Funds.

                          INVESTMENT ADVISORY SERVICES

     Vanguard STAR Fund will not employ an investment adviser and therefore, it will pay no advisory fees. As a shareholder of an underlying Fund, the Portfolios will bear their proportionate share of the investment advisory fees paid by those Funds. The following is a description of the investment advisory agreements for each underlying Vanguard Fund.

                             VANGUARD/WINDSOR FUND

     Wellington Management Company ("WMC") serves as investment adviser to Vanguard/Windsor Fund. Vanguard/Windsor Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $200 million..................................  .350%
                    Next $250 million...................................  .275%
                    Next $300 million...................................  .200%
                    Over $750 million...................................  .150%

     The Basic Fee may be increased or decreased by applying an adjustment formula based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease of the Basic Fee in an amount equal to .10% per annum (.025% per quarter) of the average month-end net assets of Vanguard/Windsor Fund if Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Standard & Poor's Daily Stock Index of 500 Common Stocks (the "S&P Index") for the same period; or by an amount equal to .05% per annum (.0125% per quarter) if Vanguard/Windsor Fund's investment performance for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the S&P Index for the same period.

     During the fiscal years ended October 31, 1992, 1993 and 1994, Vanguard/Windsor Fund paid the following advisory fees:

                                                          1992           1993           1994
                                                       -----------    -----------    -----------
     Basic Fee.......................................  $13,156,000    $15,547,000    $17,236,000
     Increase (Decrease) for Performance
       Adjustment....................................   (7,680,000)     4,136,000      9,213,000
                                                       -----------    -----------    -----------
     Total...........................................  $ 5,476,000    $19,683,000    $26,449,000
                                                       ===========    ===========    ===========

                          VANGUARD/MORGAN GROWTH FUND

     Vanguard/Morgan Growth Fund ("Morgan") employs three separate investment advisers each of whom manages the investment and reinvestment of a portion of the Fund's assets. Additionally, Vanguard's Core Management Group manages approximately 10% of Morgan's assets on an at-cost basis.

WELLINGTON MANAGEMENT COMPANY

     Morgan employs Wellington Management Company ("WMC") under an investment advisory agreement dated as of April 24, 1990 to manage the investment and reinvestment of approximately 40% of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

     Morgan pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $50 million...................................  .325%
                    Next $100 million...................................  .225%
                    Over $150 million...................................  .150%

     The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Morgan managed by WMC relative to the investment record of The Growth Fund Stock Index (the "Index") which is described in the Prospectus.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to WMC under the proposed investment advisory agreement:

        THREE YEAR PERFORMANCE                                          ANNUAL INCENTIVE (+)/
        DIFFERENTIAL VS. THE                                               PENALTY (-) FEE
        INDEX                                                                   RATE
        ----------------------                                          ---------------------
        +12% or more above...........................................           +.075%
        +6% but less than +12%.......................................          +.0375%
        Between +6% and -6%..........................................              -0-
        -6% but less than -12%.......................................          -.0375%
        -12% or more below...........................................           -.075%

                       RELATED INFORMATION CONCERNING WMC

     WMC is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 of the other investment companies of The Vanguard Group. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. WMC is a Massachusetts general partnership of which the following persons are managing partners: Messrs. Robert W. Doran, Duncan M. McFarland and John B. Neff.

     During the last three fiscal years, the Fund paid the following advisory fees to WMC:

                                                              1992          1993         1994
                                                           ----------    ----------    ---------
     Basic Fee...........................................  $1,146,158    $1,198,679    $ 861,873
     Increase (Decrease) for Performance Adjustment......          --      (235,201)    (351,876)
                                                           ----------    ----------    ---------
     Total...............................................  $1,146,158    $  963,478    $ 509,997
                                                           ==========    ==========    =========

                      FRANKLIN PORTFOLIO ASSOCIATES TRUST

     Morgan employs Franklin Portfolio Associates Trust ("FPA") under an investment advisory agreement dated as of April 24, 1990 to manage the investment and reinvestment of approximately 33% of Morgan's assets. FPA discharges its responsibilities subject to the control of the Officers and Directors of Morgan.

     Morgan pays FPA an advisory fee by applying various percentage rates to the average net assets of Morgan managed by FPA. The fee schedule is as follows:

                    NET ASSETS                                            RATE
                    ----------                                            -----
                    First $100 million.................................   .250%
                    Next $200 million..................................   .200%
                    Over $300 million..................................   .150%

     The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Fund relative to the investment record of the Index. Such incentive/penalty fee provides for an increase or decrease in FPA's basic fee in an amount equal to .100% per annum (.025% per quarter) of the average month-end net assets of the portion of Morgan managed by FPA if the investment performance of that portion of Morgan for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Index for the same period.

     The following table sets forth the incentive/penalty fee rates payable by Morgan to FPA under the proposed investment advisory agreement:

        THREE YEAR PERFORMANCE                                          ANNUAL INCENTIVE (+)/
        DIFFERENTIAL VS. THE                                               PENALTY (-) FEE
        INDEX                                                                    RATE
        -----------------------                                         ---------------------
        +6% or more above............................................           +.100%
        Between +6% and -6%..........................................              -0-
        -6% or more below............................................           -.100%

     During the fiscal years ended December 31, 1992, 1993 and 1994, Morgan paid FPA the following advisory fees:

                                                                 1992        1993        1994
                                                                -------    --------    --------
     Basic Fee................................................  $96,012    $470,526    $708,874
     Increase (Decrease) for Performance Adjustment...........       --          --          --
                                                                -------    --------    --------
     Total....................................................  $96,012    $470,526    $708,874
                                                                ========   =========   =========

                       RELATED INFORMATION CONCERNING FPA

     FPA is a Massachusetts business Trust. The shares of FPA are owned by Mellon Financial Service Corporation, a holding company of Mellon Bank Corporation. FPA is managed by a Board of Trustees consisting of Messrs. John J. Nagorniak, Chairman, Donald A. McMullen, Jr. and G. Christian Lantzsch.

     FPA is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. As of December 31, 1994, FPA provided investment advisory services with respect to approximately $6.64 billion of clients assets, including approximately $5.9 million for Vanguard Quantitative Portfolios, Inc., another mutual fund member of The Vanguard Group. During the year ended December 31, 1994, Vanguard Quantitative Portfolios, Inc. paid FPA an annual advisory fee equal to .01 of 1% of such Fund's average net assets.

                            HUSIC CAPITAL MANAGEMENT

     Morgan also employs Husic Capital Management ("Husic") under an investment advisory agreement dated as of September 24, 1993 to manage the investment and reinvestment of approximately 13% of Morgan's assets. Husic discharges its responsibilities subject to the control of the Officers and Directors of Morgan.

     For the services provided by Husic under the investment advisory agreement Morgan will pay Husic a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Husic Portfolio for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $25 million...................................  0.40%
                    Next $125 million...................................  0.35%
                    Next $350 million...................................  0.25%
                    Next $500 million...................................  0.20%
                    Over $1 billion.....................................  0.15%

     Effective with the quarter ending September 30, 1994, the basic fee paid to Husic, as provided above, may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Husic Portfolio relative to the investment record of the Growth Fund Stock Index ("Growth Index"). Under the incentive/penalty fee schedule, the basic fee payable to Husic may be increased or decreased by as much as 75% of the basic fee depending on the investment performance of the equity investment managed by Husic.

     The incentive/penalty fee rates will be determined by measuring the investment performance of the Husic Portfolio relative to the investment record of the Index in accordance with the following table:

                                                                    ANNUAL INCENTIVE (+)/PENALTY (-)
                                                                                FEE RATE
                                                                    --------------------------------
THREE YEAR PERFORMANCE                                                  FIRST             ASSETS
DIFFERENTIAL VS. THE                                                $200 MILLION        IN EXCESS
GROWTH INDEX                                                         OF ASSETS       OF $200 MILLION
----------------------                                              ------------     ---------------
+12% points or more above.........................................     175.0%             150.0%
Between +6% points and +12% points above..........................     137.5%             125.0%
Between +6% points and -6% points.................................     100.0%             100.0%
Between -6% points and -12% points................................      62.5%              75.0%
-12% points or more below.........................................      25.0%              50.0%

     Until the Quarter ending September 30, 1996, the incentive/penalty fee for Husic will be calculated according to the following transition rules:

     (a) Through September 30, 1996. Until the quarter ending September 30, 1996, the incentive/penalty fee will be computed based upon a comparison of the investment performance of the Husic Portfolio and that of the Growth Index over the number of months that have elapsed between October 1, 1993 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Husic Portfolio must exceed or fall below the investment record of the Growth Index for the quarters ending during this period are as follows:

                                                                     NUMBER OF
                    QUARTER ENDING                               PERCENTAGE POINTS
                    --------------                               -----------------
                    March 31, 1995...........................             6
                    June 30, 1995............................             7
                    September 30, 1995.......................             8
                    December 31, 1995........................             9
                    March 31, 1996...........................            10
                    June 30, 1996............................            11
                    September 30, 1996.......................            12

     (b) On and After September 30, 1996. For the quarter ending September 30, 1996 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12.

     The "investment performance of the Husic Portfolio," the "Husic Portfolio unit value" and the "investment record of the Index" will be calculated in the same manner as set forth under the discussion of the WMC Agreement on page 6.

     For the purposes of determining the incentive/penalty fee, the net assets of the Husic Portfolio will be averaged over the same period as the investment performance of the Husic Portfolio and the investment record of the Growth Index are computed.

     The formula used to determine the performance adjustments differs from the view taken by the staff of the Securities and Exchange Commission. For a more detailed discussion, see page 7. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with R&R are appropriate although not within the +/-10 percentage point per year range suggested in SEC Release No. 7113. Under the proposed agreement, the maximum performance adjustment is made at a difference of approximately +/-2 percentage points per year.

     The agreement with Husic dated September 24, 1993, will continue until September 23, 1995. After this date the agreement is renewable for successive one year periods, as described on page 11.

     During the fiscal years ending December 31, 1993 and 1994, Morgan Fund paid Husic the following advisory fees:

                                                                           1993       1994
                                                                         --------   ---------
     Basic Fee........................................................   $140,254   $ 495,619
     Increase (Decrease) for Performance Adjustment...................         --    (181,969)
                                                                         --------   ---------
     Total............................................................   $140,254   $ 313,650
                                                                         =========  =========

     The Fund also paid an investment advisory fee to Roll and Ross Asset Management Corporation ("R&R"), 585 Skippack Pike, Blue Bell, PA 19422, for the period January 1, 1993 to June 30, 1993 when R&R resigned as investment adviser to the Fund. The Fund paid R&R an advisory fee of $113,678 after a decrease of $86,664 based on performance.

                      RELATED INFORMATION CONCERNING HUSIC

     Husic Capital Management, 555 California Street, Suite 2900, San Francisco, California 94104, a California limited partnership founded in 1986, provides investment advisory services to investment companies, other institutions, and individuals. Frank J. Husic, managing partner, is a controlling person of Husic. Husic's general partner is Frank J. Husic & Co., a California corporation that is wholly owned by Frank J. Husic. As of July 1, 1993, Husic provided investment advisory services to clients having assets with an approximate value of $2.2 billion.

     The agreements with WMC, FPA and Husic continue until September 23, 1995. The agreements are renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreements are automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or
(2) by the Advisers upon 90 days' written notice to the Fund.

                     VANGUARD FIXED INCOME SECURITIES FUND

     Wellington Management Company serves as investment adviser to the GNMA Portfolio, the Long-Term Corporate Portfolio and the High Yield Bond Portfolio of Vanguard Fixed Income Securities Fund. The Portfolios of the Fund will invest a portion of their assets only in the GNMA and Long-Term Corporate Portfolios.

     Under the investment advisory agreement between WMC and Vanguard Fixed Income Securities Fund, the three Portfolios pay WMC an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Portfolios for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            -----
                    First $2.5 billion.................................   .125%
                    Next $2.5 billion..................................   .100%
                    Next $2.5 billion..................................   .075%
                    Over $7.5 billion..................................   .050%

     The advisory fee is based on the total assets of the three Portfolios and is allocated to each Portfolio based on the relative net assets of each. Provided, however, that following such allocation: (a) the fee paid by the Long-Term Corporate Portfolio is then reduced by 50%; and (b) the fee paid by the GNMA Portfolio is then reduced by 75%.

     During the fiscal years ended January 31, 1993, 1994 and 1995 the GNMA and Long-Term Corporate Portfolios paid WMC the following advisory fees:

     PORTFOLIO                                               1993          1994          1995
     ---------                                            ----------    ----------    ----------
     GNMA...............................................  $1,341,000    $1,454,000    $1,286,000
                                                          ==========    ==========    ==========
     Long-Term Corporate................................  $1,026,000    $1,252,000    $1,131,000
                                                          ==========    ==========    ==========

        SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE PORTFOLIOS

     The Short-Term Corporate and Intermediate-Term Corporate Portfolios (as well as four U.S. Treasury Portfolios that are not utilized by the Fund) receive all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by Vanguard. This staff also provides investment advisory services to Vanguard Money Market Reserves, Vanguard Institutional Portfolios, Vanguard Bond Market Fund, Vanguard Municipal Bond Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund and the Money Market and High-Grade Bond Portfolios of Vanguard Variable Insurance Fund. The compensation and other expenses of the staff are allocated among the Portfolios of each of the Funds listed above. During the fiscal years ended January 31, 1993, 1994 and 1995, the Short-Term Corporate Portfolio's share of these expenses totaled approximately $202,000, $298,000 and $391,000, respectively. During the fiscal year ended January 31, 1995, the Intermediate-Term Corporate Portfolio's share of these expenses totaled approximately $10,000.

     The investment management staff is supervised by the senior officers of the Fund. The senior officers, who are also officers of Vanguard, Vanguard Money Market Reserves, Vanguard Institutional Portfolios, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard State Tax-Exempt Funds, and Vanguard Variable Insurance Fund, are directly responsible to the Board of Directors of the Fund. The Board of Directors, elected annually by shareholders, sets broad policies for the Fund and chooses its officers.

                              VANGUARD/WINDSOR II

     Vanguard/Windsor II has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage approximately 72% of the assets of Vanguard/Windsor II. Under this agreement BHM&S manages the investment and reinvestment of the assets of Vanguard/Windsor II assigned to it and continuously reviews, supervises and administers the investment program of Vanguard/Windsor II. BHM&S discharges its responsibilities subject to the control of the officers and Trustees of that Company.

     Vanguard/Windsor II pay BHM&S a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

                    NET RATE                                              RATE
                    --------                                              -----
                    First $200 million.................................   .300%
                    Next $300 million..................................   .200%
                    Next $500 million..................................   .150%
                    Over $1 billion....................................   .125%

     INCENTIVE/PENALTY FEE. Effective with the quarter ending April 30, 1996, the basic fee paid to BHM&S, as provided above, will be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S (the "BHM&S Portfolio") over a trailing 36-month period relative to that of the Standard & Poor's/ BARRA Value Index (the "BARRA Value Index"). Such incentive/penalty fee provides for (1) a 25% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for the 36 months preceding the end of the quarter is 9 percentage points or more above or below, respectively, the investment record of the BARRA Value Index for the same period; or (2) a 15% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for such 36 months is 6 or more but less than 9 percentage points above or below, respectively, the investment record of the BARRA Value Index for the same period.

     The following table illustrates the incentive/penalty fee payable by Vanguard/Windsor II to BHM&S under the new agreement:

     CUMULATIVE
     THREE YEAR PERFORMANCE                                                  ANNUAL INCENTIVE/
     DIFFERENTIAL VS THE BARRA VALUE INDEX                                 PENALTY FEE ADJUSTMENT
     -------------------------------------                                ------------------------
     Less than or equal to -9% points..................................       0.75% X Basic Fee
     Less than or equal to -6% points but greater than -9% points......       0.85% X Basic Fee
     Less than +6% points but greater than -6% points (the
       "Benchmark")....................................................           Basic Fee
     Greater than or equal to +6% points but less than +9% points......       1.15% X Basic Fee
     Greater than or equal to +9% points...............................       1.25% X Basic Fee

     Until the quarter ending April 30, 1996, the incentive/penalty fee will be calculated based on a comparison of the investment performance of the BHM&S Portfolio and that of the BARRA Value Index over the number of months that have elapsed between May 1, 1993 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the BHM&S Portfolio must exceed or fall below that of the BARRA Value Index will increase proportionately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended April 30, 1994 to 9 percentage points and 6 percentage points, respectively for the thirty-six months ended April 30, 1996.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the BHM&S Portfolio, for any period, expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the BHM&S Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

     For the purposes of determining the incentive/penalty fee adjustment, the net assets of the BHM&S Portfolio will be averaged over the same period as the investment performance of the BHM&S Portfolio and the investment record of the BARRA Value Index are computed.

     During the fiscal years ended October 31, 1992, 1993 and 1994 Vanguard/Windsor II paid advisory fees to BHM&S of approximately $4,572,000, $6,488,000 and $7,518,000, respectively.

     On November 1, 1991, Vanguard/Windsor II upon shareholder approval, added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its assets (approximately 10% each). Additionally Vanguard's Core Management Group was added to manage approximately 8% of the Vanguard/Windsor II's assets as of that date. Tukman, Equinox and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Fund.

     Equinox is a professional investment counseling firm founded in 1989. As of December 31, 1994, Equinox provided investment advisory services with respect to approximately assets of $3.2 billion. Ronald J. Ulrich, Director and President, Edward E. Murphy and David Connor are the principal investment officers of Equinox. Equinox has had no experience in serving as an investment adviser to an investment company.

     Under the terms of an investment advisory agreement dated November 1, 1991 Windsor II pays Equinox an advisory fee by applying an annual percentage rate to the portion of Vanguard/Windsor II's average month-end net assets managed by Equinox. The fee schedule is as follows:

                    NET ASSETS                                           RATE
                    ----------                                           -----
                    First $100 million.................................  0.300%
                    Next $300 million..................................  0.200%
                    Over $400 million..................................  0.150%

     Effective with the quarter ending October 31, 1994, the basic fee paid to Equinox, as provided above, may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Equinox relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such incentive/penalty fee provides for (i) a 50% increase or decrease in the basic advisory fee if the investment performance of the Equinox Portfolio for the 36 months preceding the end of the quarter is 9 percentage points or more above or below, respectively, the investment record of the S&P 500 for the same period; or (ii) a 25% increase or decrease in the basic advisory fee if the investment performance of the Equinox (the "Equinox Portfolio") for such 36 months is 4.5 or more but less than 9 percentage points above or below, respectively, the investment record of the S&P 500 for the same period.

     The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Equinox under the new investment advisory agreement:

     CUMULATIVE
     THREE YEAR PERFORMANCE                                                  ANNUAL INCENTIVE
     DIFFERENTIAL VS. THE S&P 500                                         PENALTY FEE ADJUSTMENT
     ----------------------------                                         ----------------------
     Less than or equal to -9% points...................................     0.50 X Basic Fee
     Less than or equal to -4.5% points but greater than -9% points.....     0.75 X Basic Fee
     Less than +4.5% points but greater than -4.5% points...............        Basic Fee
     Greater than or equal to +4.5% points but less than +9% points.....     1.25 X Basic Fee
     Greater than or equal to +9% points................................     1.50 X Basic Fee

     The investment performance of the Equinox Portfolio, for any period, expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Equinox Portfolio unit value during such period; (ii) the unit value of the Vanguard/Windsor II's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Equinox Portfolio.

     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P too.

     For the purposes of determining the incentive/penalty fee, the net assets of the Equinox Portfolio will be averaged over the same period as the investment performance of the Equinox Portfolio and the investment record of the S&P 500 are computed.

     During the fiscal years ending October 31, 1992, 1993, and 1994 Vanguard/Windsor II paid advisory fees to Equinox of approximately $781,000, $1,171,000 and $1,424,000, respectively.

     Tukman is a professional investment counseling firm founded in 1980. As of December 31, 1994 Tukman provided investment advisory services with respect to assets of approximately $2.1 billion. Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President serve as the firm's principal investment professionals. Tukman has had no experience in serving as an investment adviser to an investment company.

     Under the terms of an investment advisory agreement dated November 1, 1991 the Fund pays Tukman an investment advisory fee by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of the Vanguard/Windsor II's assets managed by Tukman:

                    NET ASSETS                                             RATE
                    ----------                                             ----
                    First $25 million....................................  .40 %
                    Next $125 million....................................  .35 %
                    Next $350 million....................................  .25 %
                    Next $500 million....................................  .20 %
                    Over $1 billion......................................  .15 %

     The basic fee paid to Tukman, as provided above, may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such incentive/penalty fee provides for (i) a 50% increase or decrease in the basic advisory fee if the investment performance of the Tukman Portfolio for the 36 months preceding the end of the quarter is 12 percentage points or more above or below, respectively, the investment record of the S&P 500 for the same period; or (ii) a 25% increase or decrease in the basic advisory fee if the investment performance of the Tukman Portfolio for such 36 months is 6 or more but less than 12 percentage points above or below, respectively, the investment record of the S&P 500 for the same period.

     The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Tukman under the new investment advisory agreement:

     CUMULATIVE
     THREE YEAR PERFORMANCE                                                   ANNUAL INCENTIVE
     DIFFERENTIAL VS. THE S&P 500                                          PENALTY FEE ADJUSTMENT
     ----------------------------                                          ----------------------
     Less than or equal to -12% points..................................      0.50 X Basic Fee
     Less than or equal to -6% points but greater than -12% points......      0.75 X Basic Fee
     Less than +6% points but greater than -6% points...................         Basic Fee
     Greater than or equal to +6% points but less than +12% points......      1.25 X Basic Fee
     Greater than or equal to +12% points...............................      1.50 X Basic Fee

     The investment performance of the Tukman Portfolio, for any period, expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Tukman Portfolio unit value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Tukman Portfolio.

     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman

Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

     For the purposes of determining the incentive/penalty fee, the net assets of the Tukman Portfolio will be averaged over the same period as the investment performance of the Tukman Portfolio and the investment record of the S&P 500 are computed.

     During the fiscal year ended October 31, 1992, 1993 and 1994
Vanguard/Windsor II paid advisory fees to Tukman of approximately $1,028,000 and $1,503,000 and $1,825,000, respectively.

     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb" the performance difference should be at least +/- 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made". The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors of Windsor II has fully considered the SEC Release and believes that the performance adjustments as included in the proposed agreements with Equinox and Tukman are entirely appropriate although not within the +/- 10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreements, the maximum performance adjustments are made at a difference of +/- 12 and +/- 9 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +/- 4 and +/- 3 percentage points difference per year.

     The investment advisory agreements with Equinox and Tukman will continue until October 31, 1995. The investment advisory agreement with BHM&S continues until April 30, 1996. The agreements will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of Vanguard/Windsor II's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of the continuance of the agreements may be presented to the shareholders of Vanguard/Windsor II. In such event, such continuance shall be effected, only if approved by the affirmative vote of a majority of the outstanding voting securities of Vanguard/Windsor II.

     Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of the Vanguard/Windsor II's assets (currently approximately 8%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund and Vanguard Institutional Index Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $18 billion as of December 31, 1994. The portion of Vanguard/Windsor II managed by the Core Management Group is not actively managed, but is instead administered by the Core Management Group using computerized, quantitative techniques based on a value index constructed to approximate the aggregate fundamental characteristics of a typical large capitalization-value fund such as Vanguard/Windsor II. The index is composed of approximately two hundred and fifty stocks that are chosen through quantitative analysis of market capitalization, price/earnings ratios and yield characteristics which are similar to the stocks that would normally be held in the actively-managed portions of Vanguard/ Windsor II's portfolio. The Core Management Group is supervised by the Officers of the Trust.

                             VANGUARD EXPLORER FUND

     Vanguard Explorer Fund, Inc. ("Explorer") currently employs two investment advisers: Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109; and Granahan Investment Management, Inc. ("Granahan"), 303 Wyman Street, Waltham, MA 02154. Until February 28, 1990, when Explorer acquired the assets of Explorer II, WMC was sole investment adviser to Explorer (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.

     The proportion of the net assets of Explorer managed by each adviser is established by the Board of Directors of Explorer, and may be changed in the future by the Board of Directors as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser.

WELLINGTON MANAGEMENT COMPANY

     Explorer has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Explorer's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Explorer's investment program with respect to those assets. As of February 10, 1995, WMC managed approximately 48% of the Fund's net assets. Prior to February 25, 1994, WMC managed approximately 75% of Explorer Fund's assets. WMC discharges its responsibilities subject to the control of the officers and Directors of Explorer.

     Explorer pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $100 million..................................  0.35%
                    Next $250 million...................................  0.30%
                    Over $350 million...................................  0.25%

     The Basic Fee paid to WMC may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the WMC Portfolio. Such formula provides for an increase or decrease in WMC's Basic Fee in an amount equal to .075% per annum (.01875 of 1% per quarter) of the average month-end net assets of the WMC Portfolio if the investment performance of the WMC Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Company Index (the "Russell 2000") for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the WMC Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Russell 2000 for the same period. The incentive portion of the fee may be earned even if the performance of the WMC Portfolio for the period is negative provided that the Portfolio's performance exceeds the Russell 2000 by the required percentage.

     The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the WMC Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the WMC Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the WMC Portfolio.

     The "WMC Portfolio unit value" is determined by dividing the total net assets of the WMC Portfolio by a given number of units. On the initial date of the agreement, the number of units in the WMC Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio is adjusted based on the unit value of the

WMC Portfolio on the day such changes are executed. For periods prior to March 1, 1990, when WMC served as sole adviser to the Fund, the unit value of the WMC Portfolio is determined based upon the investment performance of the entire Fund during those periods.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

     During the fiscal years ended October 31, 1992, 1993 and 1994 Vanguard Explorer Fund paid WMC approximately the following advisory fees:

                                                             1992          1993          1994
                                                          ----------    ----------    ----------
     Basic Fee..........................................  $  918,671    $1,181,674    $1,362,455
     Increase (Decrease) for Performance Adjustment.....      82,994       (79,280)      (61,905)
                                                          ----------    ----------    ----------
     Total..............................................  $1,001,665    $1,102,394    $1,300,550
                                                          ==========    ==========    ==========

     The agreement with WMC continues until February 27, 1996. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

GRANAHAN INVESTMENT MANAGEMENT, INC.

     Granahan Investment Management, Inc. ("Granahan") serves as a second investment adviser to Explorer. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of February 10, 1994, Granahan managed approximately 47% of the Fund's net assets. Prior to February 10, 1994, Granahan managed approximately 25% of the Explorer Fund's assets. Granahan discharges its responsibilities subject to the control of the officers and Directors of Explorer.

     The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $50 million...................................  0.45%
                    Next $50 million....................................  0.40%
                    Next $100 million...................................  0.35%
                    Over $200 million...................................  0.25%

     The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio. Such formula provides for an increase or decrease in Granahan's Basic Fee in an amount equal to .075% per annum (.01875 of 1% per quarter) of the average month-end net assets of the Granahan Portfolio if the investment performance of the Granahan Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Company Index (the "Russell 2000") for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Russell 2000 for the same period. The incentive portion of the fee may be earned even if the performance of the Granahan Portfolio for the period is negative provided that the Portfolio's performance exceeds the Russell 2000 by the required percentage.

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

     The "Granahan Portfolio unit value" is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Granahan Portfolio equalled the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio is adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed. For periods prior to March 1, 1990, when Granahan served as adviser to Explorer II, the unit value of the Granahan Portfolio will be determined based upon the actual investment performance of Explorer II during those periods.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the Granahan Portfolio are averaged over the same period as the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

     The agreement with Granahan continues until February 27, 1996. The agreement is renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                                                              1992         1993          1994
                                                            --------    ----------    ----------
     Basic Fee............................................  $673,252    $  936,872    $1,397,812
     Increase (Decrease) for Performance Adjustment.......    87,536       116,432        40,525
                                                            --------    ----------    ----------
     Total................................................  $760,788    $1,053,304    $1,438,337
                                                            =========   ==========    ==========

     The factors discussed with respect to SEC Release No. 7113 on page 16 also apply to the above-referenced agreement.

                         VANGUARD U.S. GROWTH PORTFOLIO

LINCOLN CAPITAL MANAGEMENT COMPANY

     The Vanguard U.S. Growth Portfolio entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) on April 1, 1993, under which Lincoln manages the investment and reinvestment of the assets included in the Vanguard U.S. Growth Portfolio and continuously reviews, supervises and administers the Portfolio. Lincoln will invest or reinvest such assets only in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Directors of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                    NET ASSETS                                             RATE
                    ----------                                             ----
                    First $25 million....................................  .40%
                    Next $125 million....................................  .35%
                    Next $350 million....................................  .25%
                    Next $500 million....................................  .20%
                    Next $1.5 billion....................................  .15%
                    Over $2.5 billion....................................  .10%

     For the fiscal years ended August 31, 1992, 1993 and 1994 the Fund paid advisory fees of $2,522,000, $3,655,000 and $3,688,000 respectively, to Lincoln. The fees for the 1992 and 1993 fiscal years include fee waivers of $369,000 and $578,000, respectively.

     Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: John W. Croghan, Chairman; J. Parker Hall III, President; Kenneth R. Meyer, Executive Vice President; and Timothy H. Ubben, Executive Vice President.

     Because Lincoln provides only investment advisory services to the Fund and has no control over the Fund's expenses, Lincoln has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with the state authorities which do not require an expense guarantee.

     The agreement with Lincoln continues until March 31, 1996. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Vanguard U.S. Growth Portfolio; In such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Vanguard U.S. Growth Portfolio.

                             VANGUARD/PRIMECAP FUND

PRIMECAP MANAGEMENT COMPANY

     Vanguard/PRIMECAP Fund ("PRIMECAP") employs PRIMECAP Management Company (the "Adviser") under an investment advisory agreement dated as of May 1, 1993 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     PRIMECAP pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    NET ASSETS                                            RATE
                    ----------                                            ----
                    First $25 million...................................  .750%
                    Next $225 million...................................  .500%
                    Next $250 million...................................  .375%
                    Over $500 million...................................  .250%

     During the fiscal years ended December 31, 1992, 1993, and 1994 PRIMECAP paid investment advisory fees of approximately $2,407,000, $2,854,000 and $3,882,000 respectively.

     The agreement with the Adviser is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the PRIMECAP's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, President and Treasurer, David Kimball Richards, Vice Chairman, and Theofanis Anastasios Kolokotrones, Senior Vice President and Secretary.

                              THE PRIME PORTFOLIO

     Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Prime Portfolio of Vanguard Money Market Trust (see page 10 for a more complete description of the Fixed Income Group).

                         VANGUARD ASSET ALLOCATION FUND

     Vanguard Asset Allocation Fund, Inc. ("VAAF") employs Mellon Capital Management Corporation ("MCM"), 595 Market St., 30th Floor, San Francisco, California, 94105, under an investment advisory agreement dated as of August 25, 1988 to manage the investment and reinvestment of the assets of VAAF and to continuously review, supervise and administer the VAAF's investment program. MCM discharges its responsibilities subject to the control of the officers and Directors of VAAF.

     VAAF pays MCM a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the VAAF's average month-end net assets for the quarter:

                                        NET ASSETS             RATE
                             First $100 million..............   .20%
                             Over $100 million...............   .15%

     This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period.

     For the fiscal years ended September 30, 1992, 1993 and 1994, Vanguard Asset Allocation Fund paid MCM approximately $629,000, $1,224,000 ($1,176,000 basic fee increased by $48,000 for performance adjustment), and $1,785,000 respectively.

     The agreement will continue until July 31, 1995 and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     If the 10% limit of Vanguard Asset Allocation Fund is reached by a Portfolio, Mellon Capital Management will be retained to manage a portion of that Portfolio's assets directly. The Portfolio would pay Mellon Capital Management an annual basic fee equal to 0.15% of the assets of such Portfolio directly managed by Mellon Capital Management and incentive (penalty) fee as described above.

            VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO AND

           VANGUARD INTERNATIONAL INDEX FUND -- EUROPEAN, PACIFIC AND


                          EMERGING MARKETS PORTFOLIOS


     The above-referenced Funds receive all investment advisory services on an at-cost basis from Vanguard's Core Management Group.


     The Core Management Group also provides investment advisory services to several other Vanguard Funds, including the remaining 5 Portfolios in Vanguard Index Trust, the Emerging Markets Portfolio of Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Balanced Index Fund, Vanguard Variable Insurance Fund--Equity Index Portfolio, several Portfolios of Vanguard Tax-Managed Fund, a portion of Vanguard/Morgan Growth Fund and a portion of Vanguard/Windsor II, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $33 billion as of December 31, 1995. The Funds are not actively managed, but is instead administered by the Core Management Group using computerized, quantitative techniques. The Core Management Group is supervised by the Officers of the respective funds.


                             PORTFOLIO TRANSACTIONS

     Each of the investment advisory agreements discussed on pages 5-22 authorizes the respective Adviser (with the approval of the respective Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the respective Fund. Each Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the respective Fund and/or each Adviser, provided that each Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the respective Fund's Board of Directors, the Adviser may cause the respective Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is each Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Each Adviser will only pay such higher commissions if it believes this to be in the best interest of the respective Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the respective Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since each Fund does not market its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, each Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers. Although the Funds managed by Vanguard's Core Management Group and Vanguard's Fixed Income Group do not operate pursuant to a formal investment advisory agreements, the aforementioned requirements and policies also apply to them.

                       TERMINATION OF ADVISORY AGREEMENTS

     Each of the investment advisory agreements described on pages 5-22 are automatically terminated if assigned, and may be terminated without penalty at any time (1) by either a vote of the respective Fund's Board of Directors (Trustees) or by vote of a majority of the outstanding voting securities of the respective Fund, upon 60 days' written notice to the investment advisor, or (2) by the investment adviser upon 90 days' written notice to the respective Fund.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund's Portfolios is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Portfolio's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Portfolios' shares.

     To assure that the Fund continues to operate in the manner set forth in this Prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Fund will monitor and report to the Trustees the composition of the Fund's shareholder base. The Fund's shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the Trustees any action they deem necessary to assure that investments in the Fund do not become inconsistent with the policies applicable to the Fund. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.


     A portfolio transaction fee of 0.25% is deducted from purchases of the Total Stock Market Portfolio, a 1% portfolio transaction fee is deducted from purchases of the European and Pacific Portfolios, and a 2% portfolio transaction fee is deducted from purchases of the Emerging Markets Portfolio, including purchases made by each of the Portfolios of Vanguard STAR Fund. Portfolio transaction fees are paid directly to these Portfolios in order to offset transaction costs of buying securities of small- to medium-sized companies in the Total Stock Market Portfolio and international securities in the European, Pacific and Emerging Markets Portfolios.

A portfolio transaction fee of 1% is assessed on redemptions from the Emerging Markets Portfolio. The fees are not sales charges. The Portfolios of Vanguard STAR Fund, who invest in these Portfolios, will also incur a $10 annual account maintenance fee. This fee will be waived for shareholders with an account balance of $10,000 or more.


STOCK CERTIFICATES

     Your purchase will be made in full and fractional shares of STAR calculated to three decimal places. Shares are normally held on deposit for shareholders by STAR, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves STAR the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares. Share certificates will not be offered for the Income, Conservative Growth, Moderate Growth and Growth Portfolios.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for STAR to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit. Any redemptions may be more or less than the shareholder's cost depending on the market value of the Fund's underlying securities.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the authenticity of a signature. Signature guarantees are required in connection with: (1) redemptions involving more than $25,000 on the date of receipt by Vanguard of all necessary documents; (2) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (3) share transfer requests.

     These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             YIELD AND TOTAL RETURN

     The yield of the STAR Portfolio for the 30-day period ended December 31, 1994 was +4.58%.

     The average annual total return of the STAR Portfolio for the one- and five-year periods ended December 31, 1994 and, since its inception on March 29, 1985 was -0.21%, +7.91% and +10.95%, respectively. Total return is computed by finding the average compounded rates of return over the one-year and since inception periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              COMPARATIVE INDEXES

     Each of the investment company members of the Vanguard Group, including Vanguard STAR Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


MSCI EMF INDEX --


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,000 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered, fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High Grade Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index, 35% Salomon Brothers High Grade Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

RUSSELL 2000 SMALL COMPANY STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

IBBOTSON ASSOCIATES YEARBOOK -- various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE -- An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Trust was established as a "business trust" under Pennsylvania law under a Declaration of Trust dated July 19, 1983. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Trust is offering shares of six Portfolios.


     The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and
(ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided however that:

     1) Subject to the majority vote of the holders of shares of any Portfolio outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such Portfolio;

     2) Subject to the majority vote of shares of any Portfolio outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio; and

     3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2) and 3) above, the Fund shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Pennsylvania law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Trustees and officers of the Trust believe that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS

     Vanguard STAR Fund's financial statements for the year ended December 31, 1994, including the financial highlights for each of the five fiscal years in the year ended December 31, 1994, appearing in Vanguard STAR Fund 1994 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1994 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                               VANGUARD STAR FUND
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS

     The audited financial statements for the Registrant's Star Fund, for the year ended December 31, 1994, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1994 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:

      1. Statement of Net Assets as of December 31, 1994.
      2. Statement of Operations for the year ended December 31, 1994.
      3. Statement of Changes in Net Assets for the years ended December 31, 1993 and 1994.
      4. Financial Highlights for each of the five years in the period ended December 31, 1994 (also appearing in the Prospectus along with prior years).
      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (B) EXHIBITS

     11. Consent of Independent Accountants*
     12 Financial Statements -- reference is made to (a) above
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
------------------------
*Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of STAR" in the Prospectus constituting Part A and "Management of STAR" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     As of December 31, 1994 there were 287,422 shareholders of the STAR Portfolio; 517 shareholders of the Income Portfolio; 1,695 shareholders of the Conservative Growth Portfolio; 1,858 shareholders of the Moderate Growth Portfolio; and 3,240 shareholders of the Growth Portfolio.

ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Declaration of Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The Fund has no Investment Adviser.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, Pa. 19103.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of STAR;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. The Income Growth, Conservative Growth and Moderate Growth Portfolios hereby undertake to hold an annual shareholders' meeting for the purpose of electing Trustees and appointing independent accountants within 4-6 months of the effective date of this registration statement.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 and Rule 485(a) under the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of January, 1996.


    VANGUARD STAR FUND

BY: (Raymond J. Klapinsky) John C. Bogle*, Chairman, Trustee and Chief Executive
    Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board, Trustee,
    and Chief Executive Officer

    January 26, 1996


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President and Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel, Jr.*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Trustee

    January 26, 1996


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    January 26, 1996


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..................................................  EX-99.B11
Schedule for Computation of Performance Quotations..................................  EX-99.B16
Financial Data Schedule.............................................................  EX-27